                                                                    Exhibit 10.8


                        CERTAIN PORTIONS OF THIS EXHIBIT
                        HAVE BEEN OMITTED PURSUANT TO A
                      REQUEST FOR CONFIDENTIAL TREATMENT.

                              THE OMITTED PORTIONS
                              HAVE BEEN FILED WITH
                                THE COMMISSION.





                                  21 MAY 2002

                              BRITISH AIRWAYS PLC

                                WNS (UK) LIMITED

                             WNS (HOLDINGS) LIMITED

                           BA CONTRACT NO: S25W00219

                                   ----------

                               FRAMEWORK AGREEMENT
                       RELATING TO THE SUPPLY OF SERVICES

                                   ----------

                                    CONTENTS

CLAUSE                                                                      PAGE
------                                                                      ----
1.  INTERPRETATION ......................................................      1
2.  COMMENCEMENT AND DURATION ...........................................     14
3.  OBLIGATIONS OF THE PARTIES ..........................................     14
    Provision of the Services ...........................................     14
4.  PURCHASE ORDERS AND EMERGENCY SERVICES ..............................     15
    Existing SLAs .......................................................     15
    New SLAs ............................................................     16
5.  EMPLOYEES ...........................................................     17
6.  GENERAL OBLIGATIONS .................................................     17
    Commercial Helpdesk .................................................     18
    Equipment ...........................................................     18
    SLA Database ........................................................     18
    Meetings ............................................................     18
    Reports .............................................................     19
    Business Continuity and Disaster Recovery ...........................     19
7.  EXCLUSIVITY .........................................................     19
8.  PROCEDURAL MANUALS ..................................................     21
9.  CHARGES .............................................................     21
10. REVENUE COMMITMENT ..................................................     23
11. PAYMENT .............................................................     25
12. ASSESSMENT OF PERFORMANCE ...........................................     27
    Performance of Services .............................................     27
    Recovery Procedure ..................................................     28
13. TERMINATION .........................................................     29
14. DISENGAGEMENT .......................................................     33
    Disengagement plan ..................................................     33
    Prior to expiration or termination of a Service .....................     33
    Upon termination or expiration of a Terminated Service ..............     33
    Costs of Disengagement Assistance ...................................     34
    No compulsory disclosure of WNS Intellectual Property Rights ........     34
15. WARRANTIES ..........................................................     34
16. INDEMNITY, LIABILITY AND REMEDIES ...................................     35
17. INSURANCE ...........................................................     36
18. TITLE AND RISK ......................................................     37
19. INTELLECTUAL PROPERTY RIGHTS ........................................     37

20. INFORMATION SYSTEMS .................................................     42
    Existing Link Network Arrangements ..................................     44
    New Link Network Arrangements .......................................     45
    Link Network obligations after the SITA Date ........................     46
    Liability Regarding the Link Network ................................     46
21. DATA PROTECTION AND DATA SECURITY ...................................     47
22. DATA SECURITY MEASURES ..............................................     51
23. CHANGE PROCEDURE ....................................................     51
24. SUB-CONTRACTING OF SERVICES .........................................     52
25. CONTRACT MANAGEMENT .................................................     53
26. DISPUTE RESOLUTION ..................................................     53
27. STAFF AND SECURITY ..................................................     55
    Recruitment .........................................................     57
    BA Security Regulations .............................................     57
28. ACCESS AND RECORDS ..................................................     58
29. TRAINING ............................................................     60
30. TAKE BACK RIGHTS ....................................................     60
    Transfer of assets/employees ........................................     62
    Indemnities .........................................................     63
    Further Assurance/Intent ............................................     64
    Company's Group .....................................................     65
31. APPLICABILITY AND APPLICATION PROCESS FOR DUTY TRAVEL ...............     65
32. PARENT COMPANY GUARANTEE ............................................     65
33. CONFIDENTIALITY .....................................................     66
34. FORCE MAJEURE .......................................................     67
35. TAXATION ............................................................     68
36. SOLICITATION ........................................................     68
37. ASSIGNMENT ..........................................................     69
38. LAW AND JURISDICTION ................................................     69
39. FURTHER ASSURANCES ..................................................     69
40. WAIVER ..............................................................     70
41. WHOLE AGREEMENT .....................................................     70
42. AGENCY OR PARTNERSHIP ...............................................     70
43. COUNTERPARTS ........................................................     70
44. COSTS ...............................................................     71
45. PUBLICITY ...........................................................     71

46. INVALIDITY ..........................................................     71
47. NOTICES .............................................................     71
SCHEDULE 1 STANDARD TERMS FOR SUPPLY OF SERVICES [SLA template to be completed for any Service supplied to BA after the Commencement Date &
   incorporated into a Change Order] ....................................     74
SCHEDULE 2 CHANGE ORDER FORM ............................................     82
SCHEDULE 3 ..............................................................     83
   PART A PERFORMANCE ASSESSMENT REPORT .................................     83
   PART B ...............................................................     88
SCHEDULE 4 DUTY TRAVEL REQUEST PRO-FORMA AGREEMENT NUMBER S.W ...........     94
SCHEDULE 5 TRAVEL AND EXPENSE POLICY ....................................     97
SCHEDULE 6 DISASTER RECOVERY PLAN .......................................     98
SCHEDULE 7 DATA SECURITY MEASURES .......................................     99
SCHEDULE 8 CHILDWORKING POLICY ..........................................    101
SCHEDULE 9 STANDARD HARDWARE AND STANDARD SOFTWARE ......................    102
SCHEDULE 10 EXISTING SERVICES ...........................................    103
SCHEDULE 11 SERVICE CREDITS AND SERVICE BONUSES PRINCIPLES ..............    104
SCHEDULE 12 PURCHASE ORDER ..............................................    106
SCHEDULE 13 DISENGAGEMENT PLAN PRINCIPLES ...............................    107
   1. Content of Disengagement Plan .....................................    107
   2. Disengagement Assistance ..........................................    107
   3. Other rights and obligations ......................................    109
   4. Protection of WNS Intellectual Proprietary Items ..................    109
APPENDIX A DATA PROTECTION ..............................................    111

THIS AGREEMENT is made on 21 May 2002 between:

(1) BRITISH AIRWAYS PLC (Registered No. 1777777) whose registered office is at Waterside, PO Box 365, Harmondsworth, West Drayton, Middlesex UB7 0GB, United Kingdom (BA);

(2) WNS (UK) LIMITED (Registered No. 4365217) whose registered office is at Almack House, 28 King Street, St James's, London, SW1Y 6QW (WNS);

(3) WNS (HOLDINGS) LIMITED, a company incorporated in Jersey (Registered No. 82262) and having its registered office at 22 Grenville Street, St Helier, Jersey JE4 8PX (the GUARANTOR).

WHEREAS

(A) WNS India currently provides a range of services to BA and its affiliates relating to the provision of outsourced business processing services.

(B) The parties have agreed to enter into this Agreement whereby WNS will provide the services described in this Agreement to BA and its affiliates in accordance with the terms herein.

(C) BA intends to work together with WNS to grow WNS' business and is targeting cumulative revenues over the Term of up to L67,000,000. WNS is committed to providing high quality, value for money business processing services to meet BA's needs.

(D) This Agreement will supersede all other arrangements between members of the WNS Group and members of the BA Group.

(E) This Agreement is also intended to establish a framework agreement and sets out the terms and conditions upon which BA may procure further services from WNS.

(F) The consideration charged pursuant to this Agreement is in respect of data processing and other IT enabled services (including without limitation, back office operations and revenue accounting).

(G) The Guarantor is a party to this Agreement solely for the purpose of giving the guarantee set out in Clause 32.

IT IS AGREED:

1.   INTERPRETATION

1.1 In this Agreement, except where the context otherwise requires, the following terms shall have the following meanings:

ACCOUNTING RECORDS has the meaning given to it in Clause 28.5(a);

ADDITIONAL HARDWARE means the hardware specified as such in any SLA;

ADDITIONAL SERVICES means any Service other than an Existing Service;

ADDITIONAL SOFTWARE means the software specified as such in any SLA;

AFFILIATE means, in relation to an undertaking (the HOLDING UNDERTAKING), any other undertaking in which the Holding Undertaking (or persons acting on its or their behalf) for the time being directly or indirectly holds or controls either:

(a) a majority of the voting rights exercisable at general meetings of the members of that undertaking on all, or substantially all, matters; or

(b) the right to appoint or remove directors having a majority of the voting rights exercisable at meetings of the board of directors of that undertaking on all, or substantially all, matters,

and any undertaking which is an Affiliate of another undertaking shall also be an Affiliate of any further undertaking of which that other is an Affiliate.

AGREEMENT means this Agreement, including any Schedules and Appendices to this Agreement and the SLAs;

ALLIANCE PARTNER means any carrier in the ONEworld Alliance and any other partner as notified by BA as being an alliance partner of BA;

APPLICABLE RATE means the rate quoted by Barclays Bank plc as its UK base rate from time to time plus two (2) per cent. per annum;

BA CONTRACT MANAGER means any employee(s), officer(s) or agent(s) of BA who is designated by BA from time to time, and of whom WNS has been notified in writing, as being responsible for monitoring the overall performance of the applicable Service(s) on behalf of BA, being WNS' principal point of contact at BA for material matters arising out of, or in connection with, this Agreement or a particular SLA;

BA EMPLOYEES means any employees or agency workers of any member of the BA Group or the agents or contractors of any such member assigned to the performance of BA's obligations under this Agreement;

BA FRANCHISEE means any airline with which BA maintains from time to time a franchisee agreement permitting such airline to operate air services for its own account with its own aircraft in BA's livery and generally to BA's standards;

BA GROUP means BA and its Affiliates from time to time;

BA MATERIALS means any material (including any software) and any manuals (including any processes described therein) supplied by or on behalf of BA to WNS in respect of a Service or any other service that may have been provided by WNS or WNS India to BA prior to the date of this Agreement;

BA PREMISES means any premises occupied and used by BA in relation to any Service;

BA REVENUE COMMITMENT means the revenue payable by BA in respect of the Services as set out in Clause 10.1;

BA SENIOR MANAGER means any employee(s), officer(s) or agent(s) of BA who is
(are) designated in the applicable SLA or by BA from time, and of whom WNS has been notified in writing as being the BA SENIOR MANAGER;

BA SLA MANAGER means any employee(s), officer(s) or agent(s) of BA who is (are) designated in the applicable SLA or by BA from time, and of whom WNS has been notified in writing, as being responsible for managing the relationship on a day to day basis between BA and WNS in relation to the relevant SLA;

BA SYSTEMS means, in relation to a Service, the IT Systems owned, or controlled by or licensed to BA or a member of the BA Group specified as such in the relevant SLA in relation to that Service or, where no such systems are specified, the IT Systems owned or controlled by or licensed to BA or a member of the BA Group the use of which by WNS (or a Permitted Contractor) is necessary in order to allow WNS to provide the Service or allow BA to receive the Service, and prior to the SITA Date, BA SYSTEMS will be deemed to include the Link Network;

BUSINESS DAY means any day falling within Monday to Friday inclusive, on which commercial banks are open for business in the City of London or as expressly stated otherwise in a SLA in reference to a particular Service;

BUSINESS PROCESSING SERVICE means the provision of business processes which involve the creation, capture, analysis, manipulation or processing of information and/or data through whatever medium, but shall exclude call centres, IT development services and systems testing, other than any systems testing that WNS or WNS India provides to BA immediately prior to the Effective Date. For the avoidance of doubt, Emergency Services are excluded from this definition as set out in Clause 4.4;

CHANGE has the meaning given to it in Clause 23.1;

CHANGE ORDER means a written statement recording the parties' agreement to implement a Change and/or amend this Agreement as determined pursuant to Clause 23, and in the form set out in Schedule 2;

CHANGE PROCEDURE means the procedure under Clause 23 for identifying, proposing, discussing, evaluating, agreeing and implementing a Change;

CHARGES means the fees to be charged for the Services as determined pursuant to Clause 9.1;

COMMENCEMENT DATE means the date of this Agreement;

COMMERCIAL STEERING GROUP shall have the same meaning as it does in Clause 6.7;

COMMERCIAL REPORT means a report which summarises each progress report provided to BA under Clause 6.9;

CONFIDENTIAL INFORMATION has the meaning given to it in Clause 33;

CONSENTS means all third party or regulatory approvals, consents, licences, certifications, permissions and authorisations from time to time necessary for the provision of the Services by WNS or necessary for the satisfaction by WNS of their other obligations under this Agreement but shall not include any such consents required under the Data Protection Act;

CONTRACT OF EMPLOYMENT and COLLECTIVE AGREEMENT shall have the same meanings respectively as in the Transfer Regulations;

CONTROL has the meaning given to it in section 840 Income and Corporation Taxes Act 1988 and UNDER COMMON CONTROL, CONTROLLED BY and CONTROLLING shall be construed accordingly;

COPY INVOICE ADDRESS is the copy invoice address listed in part of a SLA relating to an applicable Service;

CURRENCY means Pounds Sterling or such other currency as may replace it;

DATA means any data held by BA which is transferred or disclosed by or on behalf of BA under this Agreement and any data which is obtained or collected, used or processed on behalf of BA under this Agreement;

DATABASE means the database(s) set up, maintained, retained, updated and administered by WNS consisting of the Data transferred, collected by or stored by WNS pursuant to this Agreement;

DATA PROTECTION ACT means the UK Data Protection Act 1998 as amended from time to time and any orders and regulations made thereunder;

DATA SECURITY MEASURES means the measures set out in Schedule 7;

DATA SUBJECT means a natural person which can be identified, directly or indirectly, in particular by reference to an identification number or to one or more factors specific to its identity;

DELIVERABLE means any report, document, data or other material that is generated in the course of providing a Service and is to be provided to BA as part of that Service;

DESIGNEE means a third party designated by BA, as being entitled to the Disengagement Assistance;

DESK UTILISATION RATE means the average number of WNS Employees working from a single workstation during a 24 hour period;

DISASTER RECOVERY PLAN means the business continuity and disaster recovery plan set out in Schedule 6;

DISENGAGEMENT means the transfer of responsibility for provision of any or all of the Terminated Services;

DISENGAGEMENT ASSISTANCE means the assistance with Disengagement that WNS must provide to BA (or to a Designee) during the Disengagement Period more particularly described in Clause 14.6 and the relevant Disengagement Plan;

DISENGAGEMENT PERIOD means the period during which Disengagement occurs, commencing on the date on which a termination notice is given by either party pursuant to this Agreement or, where a Service is to expire, 3 months prior to that expiration, and continues until the activities specified in the Disengagement Plan are completed;

DISENGAGEMENT PLAN means the plan to be developed, provided and updated in respect of each Service in accordance with Clause 14.1;

DISPUTE RESOLUTION PROCEDURE means the dispute resolution procedure set out in Clause 26 and Dispute Resolution shall be construed accordingly;

DOCUMENTATION means documentation and material in any form or media, generated in the course of providing a Service, including paper documentation, specifications, letters, correspondence, notes, memos, computer software and programmes, electronically stored documentation, digital and magnetic media, laser, compact and floppy discs, video audio-visual works, film, microfilm, video, recordings, process manuals, slides, photographs, drawings, sketches, tables, plans, reports, studies, databases, models, prototypes, items, articles, products, material and any other similar works, documentation and material in permanent or semi permanent form, but excluding in every case any WNS Materials;

EFFECTIVE DATE means the date at the head of this Agreement;

EQUIPMENT means any equipment, goods and materials, hardware, software and telecommunications infrastructure, but excluding BA Systems;

EXCESS USE has the meaning given to it in Clause 20.15;

EXCLUSIVITY PERIOD shall have the meaning given to it in Clause 7.1;

EXISTING INDIAN SUPPLIERS means third party suppliers with whom the BA Group has existing agreements for the performance of services in India as at the Effective Date which, but for the provisions of Clause 7.5, would fall within the provisions of Clause 7.1;

EXISTING SERVICES means the services which are provided by the WNS Group to members of the BA Group immediately prior to the Effective Date as set out in the Existing SLAs and listed in Schedule 10;

EXISTING SLAS means service level agreements between BA and WNS in respect of the Existing Services;

EXPENSES means the expenses referred to in Clause 9.9 and Clause 9.10 of this Agreement;

REDACTED     CONFIDENTIAL TREATMENT REQUESTED
             The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission.

EXPERT has the meaning given to it in Clause 26.1;

EXPERT'S DECISION has the meaning given to it in Clause 26.4;

FAIR TAKE BACK PRICE means the fair market value of the Take Back Business;

FIXED MANPOWER EQUIVALENT PER ANNUM or FIXED MPE PER ANNUM means the rate of ****** charged for each WNS Employee per Year engaged in the performance of the Services unless otherwise agreed between the parties or adjusted in accordance with Clause 9.4 and Clause 23 of this Agreement. MPE shall be deemed to include costs of Standard Hardware and Standard Software as more specifically detailed in Schedule 9;

FIXED PERIOD means the period of 30 months from the Effective Date;

FORCE MAJEURE means in relation to BA or WNS an event which is beyond the reasonable control of the party liable to effect performance and shall include acts of God, war, natural disasters, hostilities, riot, explosion, sabotage, acts of terrorism, riot or civil commotion (but excluding strike, lock-out or other industrial disputes) compliance with governmental laws or Regulations, provided that:

     (i) neither lack of funds nor a default or misconduct by any third party employed or engaged as an agent or independent contractor by the party claiming Force Majeure, as the case may be, shall be interpreted as a cause beyond the reasonable control of that party unless caused by events or circumstances which are themselves Force Majeure; and

     (ii) mere shortage of materials, equipment or supplies shall not constitute Force Majeure unless caused by events or circumstances which are themselves Force Majeure;

GROUP means, in relation to BA, the BA Group and, in relation to WNS, the WNS Group;

INITIAL TERM means, subject to Clause 2, the period of five years from the Effective Date of this Agreement;

INTELLECTUAL PROPERTY RIGHTS shall mean patents, utility models and rights in inventions, trade marks, service marks, logos, get-up, trade names, Internet domain names, rights in designs, copyright (including rights in computer software) and moral rights, database rights, semi-conductor topography rights, rights in know-how and confidential information, business methods and processes and all other intellectual property rights, in each case whether registered or unregistered and including applications for registration, and all rights or forms of protection having equivalent or similar effect anywhere in the world;

INVESTMENT AGREEMENT means the investment agreement entered into on or about the date of this Agreement between Warburg Pincus Private Equity VIII, L.P., Warburg Pincus International Partners, L.P., Warburg Pincus Netherlands International

REDACTED     CONFIDENTIAL TREATMENT REQUESTED
             The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission.

Partners I, C.V., Warburg Pincus Netherlands International Partners II, C.V., BA, the Guarantor and WNS (Mauritius) Limited;

INVOICE ADDRESS means the invoice address detailed in Clause 11.1;

IT SYSTEMS means information and communications technologies, including hardware, proprietary and third party software, networks, peripherals and associated documentation and databases;

KEY PERSONNEL means the WNS Contract Manager and other WNS Employees identified as Key Personnel in the respective SLAs;

LINK NETWORK means the communications network between BA and WNS India presently maintained by SITA or any similar network, providing telecommunications, data and other communication links and access to any part of the BA System, or such other communications network as the parties may agree to replace the present Link Network after the SITA Date;

LINK NETWORK OPTION and LINK NETWORK OPTION NOTICE shall have the meaning given to them in Clause 20.21;

LOSSES means all claims, demands, losses, damages, liabilities, costs and expenses (including without limitation reasonably and properly incurred legal and other professional adviser's fees on a full indemnity basis) arising directly including direct loss of profit but excluding any indirect loss of profit and any other indirect or consequential loss of any kind;

NECESSARY PARAMETERS has the meaning given to it in Clause 20.17;

NEW CONTRACT means the contract to be entered into between WNS and SITA after the SITA Date, relating to the provision of the Link Network by SITA to WNS;

NEW SERVICE means a Business Processing Service but which is not a WNS Group Service;

NEW SLA means an SLA entered into by a Relevant Contracting Party and WNS for an Additional Service;

NORMAL CLEARANCE RATE means the rate detailed in each SLA specifying the agreed volume of transactions in a specific time period;

OVERTIME RATE means the rate of ***** *** **** which shall remain fixed for the Fixed Period and may vary thereafter in accordance with Clause 9.4;

PARTIES means BA and WNS;

PERFORMANCE ASSESSMENT has the meaning given to it in Clause 12.7;

PERFORMANCE ASSESSMENT REPORT means the progress report to be submitted in accordance with Clause 6.8 and as is more clearly detailed in Schedule 3;

PERMITTED ADVISER means a third party professional adviser;

PERMITTED CONTRACTOR has the meaning given to it in accordance with Clause 24;

PERSONAL DATA means any Data which consists of information relating to a Data Subject;

PREVAILING MARKET STANDARDS means prevailing market standards in India for the relevant service as determined by the Expert, (which shall, for these purposes, be engaged in the consultancy arm of one of PricewaterhouseCoopers, KPMG, Arthur Andersen, Ernst & Young and Deloitte & Touche or any successor firm of any of the foregoing in the UK that does not have and has not stated an intention to have an outsourcing capability that does or is expected to compete with the WNS Group Services either in India or elsewhere) taking into account the market standard price (save that, during the Fixed Period, the market standard price shall be assumed by the Expert to be Fixed MPE Per Annum in respect of any service which is the same or similar to a Service other than one not provided at Fixed MPE Per Annum), number of MPE per annum, quality and time required for the relevant service provided that in establishing such Prevailing Market Standards the Expert shall not contact third parties regarding the contract in question or a similar contract;

PROCESSING means obtaining, recording or holding Personal Data or carrying out any operation or set of operations on Personal Data (whether or not by automatic means) including organisation, adaptation, alteration, retrieval, consultation, use, disclosure by transmission, dissemination or otherwise making available, alignment, combination, blocking, erasure or destruction and PROCESSED and PROCESS shall be construed accordingly;

PURCHASE ORDER means a BA purchase order issued in relation to this Agreement in the format set out in Schedule 12;

PURCHASE ORDER NUMBER means the unique number quoted on the relevant Purchase Order;

QUARTER means each consecutive period of three months commencing on the Effective Date until the end of the Run Off Period;

RECOVERY PLAN has the meaning given to it in Clause 12.15;

RECOVERY PROCEDURE is the procedure set out in Clauses 12.14 and 12.15;

REGULATIONS means all laws and legislation of any applicable jurisdiction (including health and safety requirements) and any other obligations issued by any Regulatory Authority other than any laws, legislation and obligations that apply to data protection from time to time which are applicable to the Services as the same may be modified or amended during the term of this Agreement;

REGULATORY AUTHORITIES means all relevant government, statutory or regulatory bodies, police, customs or airport authorities in any applicable jurisdiction or any other competent authority or entity having responsibility for the regulation or governance of the Services other than any other authority or entity having responsibility for the regulation or governance of data protection;

RELEVANT CONTRACTING PARTY shall have the meaning given to it in Clause 7.1;

REMAINING REVENUE PAYABLE means, in respect of each Quarter during the Run Off Period, the revenue payable by BA in respect of the Services as set out in Clause 10.5;

RESTRICTED PERSONS means any of the following:

(a) any person being an airline which operates scheduled services, as that term is used by the Civil Aviation Authority from time to time;

(b)  Affiliate of the above;

(c) any person (or a nominee thereof) (other than an investment manager who is authorised to carry on a regulated activity in the United Kingdom under the Financial Services and Markets Act 2000 or investment managers in the United States, Europe or India) who is interested in 25 per cent, or more of the share capital or voting rights of any of the foregoing;

(d) any person in accordance with whose instructions or directions any of the foregoing are accustomed to act; or

(e) any person who carries on, or franchisee of any third party which carry on, business under the name of any of the aforegoing or any name incorporating that name; or

(f) any person who is involved in a material commercial or legal dispute with BA;

RUN OFF PERIOD means the period of 9 months after the Fixed Period;

SALES TAX means a tax imposed by legislation of any jurisdiction on suppliers of goods or services which has the nature of, but not limited to, goods and services tax, sales tax or value added tax, including for the avoidance of doubt any service tax payable in accordance with Indian law;

SERVICE means any service provided under this Agreement and an SLA;

SERVICES means the Existing Services, Emergency Services, any services provided pursuant to the Disengagement Plan and services provided under New SLAs;

SERVICE BONUS means service bonuses which may be claimable by WNS in accordance with the provisions of an SLA;

SERVICE CREDITS mean service credits which may be claimable by BA in accordance with the provisions of an SLA;

SERVICE LEVELS means the levels at which the Services are to be provided by WNS to BA, as set out in Clause 3 and the relevant SLA (as such SLAs may be varied from time to time in accordance with the Change Procedure);

SHORTFALL shall have the meaning given to it in Clause 10.7;

SHORTFALL YEAR shall have the meaning given to it in Clause 10.7;

SITA means (as the context may require) the organisation known as Societe Internationale de Telecommunications Aeronautiques currently providing the Link Network as at the Commencement Date or, after the SITA Date, such other party as may replace SITA as the party maintaining the Link Network;

SITA CONTRACT means the contract existing at the date of this Agreement between SITA and BA relating to the provision of the Link Network by SITA to BA;

SITA DATE means the date that SITA and WNS enter into the New Contract;

SLAS means Existing SLAs and New SLAs;

STANDARD HARDWARE means the hardware set out in Schedule 9;

STANDARD SOFTWARE means the software set out in Schedule 9;

TAKE BACK BUSINESS means all the assets (tangible or intangible), contracts, employees, licences and property rights and all other assets and rights whatsoever which are used by WNS or members of the WNS Group as at the Take Back Date exclusively and directly in the provision by WNS of the Services under this Agreement but excluding, for the avoidance of doubt, the Intellectual Property Rights which will be dealt with in accordance with Clause 19;

TAKE BACK DATE shall have the meaning given to it in Clause 30.10;

TAKE BACK EMPLOYEES means the employees of WNS or the WNS Group who are solely and exclusively employed in the provision of the Services on the Take Back Date;

TAKE BACK NOTICE shall have the meaning given to it in Clause 30.3;

TAKE BACK RIGHT shall have the meaning given to it in Clause 30.1;

TRANSITIONAL SERVICES AGREEMENTS means the services to be provided by BA to the WNS Group, in relation to:

(a)  payroll;

(b)  information technology equipment and support;

(c)  staff travel benefits; and

(d) the property on 5th Floor, Block C, Cranebank Training Centre, Heathrow, Middlesex,

in accordance with the terms of the Transitional Services Agreements;

TERM means the period of time between the Effective Date and the termination or expiry of this Agreement;

TERMINATED SERVICES means those Services that expire or are terminated in accordance with the provisions of this Agreement or a relevant SLA, as more particularly described in Clause 14.3;

TERMS AND CONDITIONS means this Agreement excluding its Schedules and Appendices and SLAs;

THIRD PARTY ITEMS means all or any of the goods or services to be produced, performed or provided on behalf of WNS by third parties for supply to BA in relation to this Agreement;

TOTAL REVENUE PAYABLE means the revenue paid or payable each Year by the BA Group in respect of the Services including for the avoidance of doubt, any amount to be included in the Total Revenue Payable in accordance with Clauses
10.10 and 10.11. The Total Revenue Payable shall include Expenses but shall exclude revenue payable under the New Contract, Sales Tax, any capital or network costs and any Service Credits or Service Bonuses.

TRANSFER DATE means any date on which WNS ceases to provide Services (or any part thereof) under this Agreement;

TRANSFER REGULATIONS means the Transfer of Undertakings (Protection of Employment) Regulations 1981;

UK WAGES INDEX means the index issued by Oxford Economic Forecast (OEF) published quarterly which shall be measured by reference to the preceding 12 months measured January to December;

UNIT means the unit of output set out in the relevant SLA;

UTP PRICING means the fixed rate charged per Unit in the provision of a Service by WNS to BA as agreed between the parties in an SLA or pursuant to an amended Purchaser Order to a SLA;

WNS CONTRACT MANAGER means any employee(s), officer(s) or agent(s) of WNS who is designated by WNS from time to time, and of whom BA has been notified in writing, as being responsible for monitoring the overall performance for the applicable Service(s) on behalf of WNS and being BA's principal point of contact at WNS for material matters arising out of or in connection with this Agreement or a particular SLA;

WNS EMPLOYEES means any employees or agency workers of any member of the WNS Group or Permitted Contractors assigned to the performance of WNS' obligations under this Agreement;

WNS GROUP means the Guarantor and its Affiliates from time to time;

WNS GROUP SERVICES means the Existing Services, the Additional Services and any services which are the same or substantially similar to any of the foregoing services but shall exclude IT development services and systems testing, other than any systems testing that WNS or WNS India provides to BA immediately prior to the Effective Date. For the avoidance of doubt, Emergency Services are excluded from this definition as set out in Clause 4.4 and as at the Effective Date, call centres are not considered to be an Existing Service;

WNS INDIA means World Network Services (PTE) Limited (Registered Number 11-100196) whose registered office is at Pirojshahnagar, Eastern Express Highway, Vikhroli (E), Bombay 400 079, Maharashtra, India;

WNS MANUAL means, in respect of a Service and its corresponding SLA or any other service that may have been provided by WNS or WNS India to BA prior to the date of this Agreement, either of the documents produced by WNS or WNS India pursuant to its ISO accreditation requirements and known as the "Work Procedures Manual" and the "Departmental Procedural Manual", and WNS MANUALS shall mean one of each of those documents in respect of that Service;

WNS MATERIAL means all WNS Manuals and any electronic spreadsheet, computer program or other item that incorporates or embodies any underlying concept, business method, system or know-how created by or on behalf of WNS or WNS India in the provision of a Service or any other service that may have been provided by WNS or WNS India to BA;

WNS' PREMISES means any premises occupied and used by WNS in the provision of any Service;

WNS SENIOR MANAGER means any employee(s), officer(s) or agent(s) of WNS who is
(are) designated in the applicable SLA or by WNS from time, and of whom WNS has been notified in writing as being the WNS Senior Manager;

WNS SLA MANAGER means any employee(s), officer(s) or agent(s) of WNS who is
(are) designated in the applicable SLA or by WNS from time to time, and of whom BA has been notified in writing as being responsible for managing the relationship on a day to day basis between BA and WNS in relation to the relevant SLA;

WNS SYSTEMS means, in relation to a Service, the IT Systems owned, or controlled by or licensed to WNS or a member of the WNS Group specified as such in the relevant SLA in relation to that Service, or, where no such systems are specified, the IT Systems owned or controlled by or licensed to WNS, the use of which by BA (or a member of the BA Group) is necessary in order to allow WNS to provide the Service or allow BA to receive the Service, and from the SITA Date WNS SYSTEMS will be deemed to include the Link Network;

WNS UK BUSINESS CONTRACTS means, for the purposes of this Agreement, the agreement with Air Jamaica dated on or around September 2001 and the agreement with Royal Brunei dated on or around October 2001 as more particularly described in Schedule 5A to the Investment Agreement;

YEAR means a period of twelve months commencing on the Effective Date and on each successive anniversary of such date and ending on the day before each successive anniversary of such date save that the parties agree that the first Year shall be the period from the Effective Date to 31 March 2003; and

1.2 The Interpretation Act 1978 shall apply to this Agreement in the same way as it applies to an enactment.

1.3 The Schedules, SLAs and Appendix shall form part of this Agreement.

1.4 Any references in this Agreement to Clauses or Schedules or Appendices are to clauses of, or schedules and appendices to, this Agreement.

1.5 Headings shall be ignored in construing this Agreement.

1.6 References to a statute or statutory provision includes that provision as from time to time modified or re-enacted or consolidated whether before or after the date of this Agreement and any subordinate legislation made under it.

1.7 Unless the context otherwise requires, words imparting the singular shall include the plural and vice versa and reference to any masculine, feminine or neuter gender shall include the other genders.

1.8 Words imparting individuals or persons shall include bodies corporate (wherever incorporated), firms, unincorporated bodies of persons and partnerships.

1.9 Any reference to an employee of BA or WNS who is identified by means of their job title rather than their name will be deemed to be a reference to the person who holds such job title from time to time or (if there is no such person holding such job title) to the person who is responsible for carrying out substantially the same functions from time to time as the person who holds such title at the date of this Agreement.

1.10 For the avoidance of doubt any contractual terms on WNS' quotes, a Purchase Order, WNS' acknowledgement orders, and other documentation (other than the SLAs) shall not apply to this Agreement or the provision of the Services.

1.11 References to any English legal term or concept (including without limitation those for any action, remedy, method of judicial pleading, legal document, legal status, governmental authority or agency or statute) shall in respect of any jurisdiction other than England, be deemed to include what most nearly approximates in that jurisdiction to the English legal term.

1.12 The words and phrases "other", "including" and "in particular" shall not limit the generality of any preceding words or be construed as being limited to the same class as any preceding words where a wider construction is possible.

1.13 All references to WORKING DAYS in the SLAs shall be deemed to be references to any day of the week, unless stated otherwise in the respective SLAs, Schedules or Appendices.

1.14 All time references in the SLAs are UK times unless stated otherwise in the respective SLAs.

1.15 Where there are references in the Terms and Conditions to details in SLAs, and the envisaged details are not included in the relevant SLAs (including without limitation details of representatives of either party) then these details will be agreed between the parties.

1.16 If there is conflict between these Terms and Conditions and an SLA or Appendix then these Terms and Conditions shall prevail. If there is any conflict between an SLA and a WNS Manual or manual supplied by BA, the SLA shall prevail.

2.   COMMENCEMENT AND DURATION

2.1 This Agreement shall be effective from the Effective Date and shall continue in force until the end of the Initial Term unless terminated earlier in accordance with Clauses 13.1 or 13.3.

2.2 Without limitation to Clause 3.3, notwithstanding the provisions of any Existing SLA, the term of each Existing SLA shall be deemed to be three Years and three months from the Effective Date or any extension thereof subject always to the provisions of Clause 13. All SLAs shall terminate on termination or expiry of this Agreement.

3.   OBLIGATIONS OF THE PARTIES

PROVISION OF THE SERVICES

3.1 BA appoints WNS to provide the Services to BA and to the BA Group and WNS accepts such appointment and agrees to provide the Services with effect from the Effective Date on and subject to the terms of this Agreement and the terms of the relevant SLA.

3.2 The standard for the provision of the Services during the Term shall be in accordance with the Service Levels as specified in the relevant SLA and this Agreement. In addition WNS shall provide the Services in a good safe professional and workmanlike manner.

3.3 To the extent that any Existing SLAs do not have associated written Service Levels or any of the other terms required which shall include at BA's option all the provisions detailed in Schedule 1, the relevant SLA Managers shall enter into good faith negotiations to agree such terms as soon as reasonably practicable but in any event within 6 months from the Effective Date and shall be implemented in accordance with the Change Procedure.

3.4 All the SLAs in place from time to time shall continue unless and until revised SLAs are agreed in accordance with the Change Procedure or they are terminated in accordance with this Agreement. Any Change to a Service or Service Level shall become part of the relevant SLA as if set out therein. For the avoidance of doubt, if the BA and WNS SLA Managers are unable to agree a revised Service and or Service Levels for any period then the current Service and or Service Levels as agreed shall continue to apply and the parties will use the Dispute Resolution Procedure to resolve the issue.

3.5 WNS shall provide the Services and perform its other obligations under this Agreement in compliance with, and shall ensure that all premises, Equipment and vehicles used in the provision of the Services or the performance of such obligations comply with, all relevant Regulations. WNS shall maintain such records as are necessary to demonstrate such compliance and, if and to the extent it is reasonably able to do so, shall as soon as reasonably practicable on request make them available for inspection by any relevant Regulatory Authority as is entitled to inspect them.

3.6 WNS shall advise BA of cases where BA must provide any relevant Regulatory Authority with evidence of compliance and shall (if and to the extent that WNS is reasonably able to do so) provide BA with the required evidence in good time to enable BA to meet its obligations.

3.7 WNS shall ensure that it obtains and maintains and complies in all material respects with the provisions of all Consents relevant to the provision by it of the Services or the performance of its other obligations under this Agreement save that, if any such consent has not been obtained or maintained or complied with by WNS in the provision of any of the Services prior to the Effective Date, WNS shall not, without prejudice to any of WNS' other obligations under this Agreement, be in breach of this Clause 3.7 for a period of 6 months after the Effective Date to the extent that it conducts itself during that period in the manner it did prior to the Effective Date provided that, during such period, WNS has used reasonable endeavours to obtain such Consents as soon as reasonably practicable.

3.8 For the period of this Agreement and in accordance with Clause 37.2, all members of the BA Group shall be entitled to benefit from the provisions of this Agreement.

3.9 Each party shall comply with the applicable provisions of each relevant SLA and shall procure that each member of the BA Group or the WNS Group, as applicable, shall comply with the applicable provisions of this Agreement and each relevant SLA.

4.   PURCHASE ORDERS AND EMERGENCY SERVICES

EXISTING SLAS

4.1 In relation to Existing SLAs, BA shall submit Purchase Orders to WNS within 10 Business Days of the Effective Date and such Purchase Orders shall be valid for a period of up to 6 (six) months from the Effective Date. The relevant Purchase Order will describe the nature of the Services to be provided, the time period for the performance of those Services, the charging basis and either attach or make reference to the relevant SLA and a reference to the unique SLA number. Thereafter BA shall submit Purchase Orders for Existing SLAs for periods which shall be agreed from time to time between BA and WNS SLA Managers. In the event that BA does not issue a new Purchase Order within 4 Business Days following the expiry of the preceding Purchase Order and no termination notice has been served WNS reserves the right, subject to giving the BA Contract and SLA Contract Manager(s) 1 Business Day written notice, to terminate or suspend the Service performed pursuant to that relevant Existing SLA. Until a Purchase Order has been received by WNS and WNS commences providing the Service, revenue payable under the relevant SLA shall not be counted towards the calculation of the BA Revenue Commitment under Clause 10. For the avoidance of doubt, any existing SLAs which are amended solely in accordance with this Clause 4 will continue to be deemed Existing SLAs for the purpose of this Agreement.

NEW SLAS

4.2 In relation to New SLAs, BA shall submit Purchase Orders to WNS within 10 Business Days of a New SLA being agreed. The relevant Purchase Order will describe the nature of the Services to be provided, the time period for the performance of those Services, the charging basis and either attach or make reference to the relevant New SLA which shall include, at BA's option, all the provisions detailed in Schedule 1. Such Purchase Orders shall also incorporate a reference to the unique SLA number. WNS shall not commence providing an Additional Service until a Purchase Order in relation to such Additional Service has been received. Until a Purchase Order has been received and WNS commences providing the Service, revenue payable under the relevant SLA shall not be counted towards the calculation of the BA Revenue Commitment under Clause 10.

4.3 For the avoidance of doubt the above process detailed in Clauses 4.1 and 4.2 above shall not apply in respect of any commitments made by any member of the BA Group (other than BA) in respect of New SLAs, and in such circumstances WNS and the relevant member of the BA Group shall use reasonable endeavours to agree the engagement process and a method and terms of payment in respect of any New SLA.

4.4 Notwithstanding the provisions of Clauses 4.1 and 4.2, both parties acknowledge that from time to time operational requirements may arise which may require the BA SLA Manager to request that WNS carry out a service outside of the scope of the Service (the EMERGENCY SERVICE). In this event WNS may carry out such Emergency Service provided always that the WNS SLA Manager receives instructions from the BA SLA Manager in writing. In the event that the requested Emergency Service is required by BA and that the Charges payable by BA for the Emergency Service are less than GBP10,000 then provided always that the written request is held on file at WNS no further action is required prior to commencement of performance. The BA and WNS SLA Manager will discuss the action WNS shall take if the Emergency Service is likely to exceed GBP10,000. For the avoidance of doubt and, to the extent that they are not already WNS Group Services, Emergency Services shall not be deemed to form part of the WNS Group Services or New Services unless otherwise agreed between the parties.

5.   EMPLOYEES

5.1 WNS shall ensure that all WNS Employees are suitably skilled, qualified and competent to provide the Services and shall ensure there are sufficient WNS Employees to provide the Services.

5.2 BA shall ensure that all BA Employees are suitably skilled, qualified and competent to perform the relevant obligations under this Agreement and shall ensure there are sufficient BA Employees for such purpose.

5.3 WNS shall ensure that all WNS Employees abide in full with any BA regulations or policies (including without limitation health and safety and security) relevant to the Services and as specified in the relevant SLA or as reasonably notified by BA to WNS from time to time.

5.4 BA shall ensure that all BA Employees shall abide in full with any WNS regulations or policies (including without limitation health and safety and security) relevant to the Services and as specified in the relevant SLA or as reasonably notified by WNS to BA from time to time.

5.5 BA reserves the right to request the replacement at any time of any WNS Employee (including for the avoidance of doubt any Key Personnel) or agent of WNS providing the Services in the absolute discretion of the BA Contract Manager.

5.6 Subject to Clause 5.7, should WNS remove any of the Key Personnel from their current positions, WNS shall use reasonable endeavours to give the BA Contract Manager 30 (thirty) Business Days prior written notice of its intention to replace such personnel together with details of the proposed replacement and WNS shall replace such Key Personnel with personnel the identity of whom shall, so far as is reasonably practicable, have been approved by the BA Contract Manager (such approval not to be unreasonably withheld). If the BA Contract Manager shall not have approved such personnel by the date on which the Key Personnel are removed from the position, WNS shall be entitled to replace such Key Personnel with such personnel as it reasonably believes are suitably qualified (in accordance with Clause 5.1) to perform the obligations of the relevant Key Personnel. Such replacement shall take place within 3 days of the Key Personnel being removed from the position or as soon as reasonably possible.

5.7 Should further Key Personnel be agreed between the parties in addition to those identified as at the Effective Date the notice period detailed in Clause
5.6 above shall be the same as either (i) the period of notice WNS or the relevant Key Personnel is required to give one another in the event of termination; or (ii) 30 Business Days; whichever is the longer.

6.   GENERAL OBLIGATIONS

6.1 Subject to Clauses 24 and 37, BA may in its absolute discretion from time to time provide WNS with such advice or assistance, subject always to obligations of confidentiality, as WNS may reasonably request to procure the services of any agents or sub-contractors or obtain goods and services in each case for the provision of the

Services or the performance of WNS' obligations under this Agreement. WNS may, however, reject any such advice or assistance given by BA.

6.2 WNS shall adopt a policy of continuous improvement in relation to the Services pursuant to which the relevant WNS SLA Manager will, as part of the regular meetings detailed in Clause 6.6, review with the BA SLA Manager the Services and the manner in which it is providing the Services with a view to improving the quality and efficiency of the Services. If either party identifies any major relevant developments in technology or other processes in the relevant industry (including all activities ancillary thereto) which may lead to significant reductions in the net costs to WNS (both capital and operating costs) in providing part or all of the Services as a whole over the remainder of the relevant Term or which may improve the manner in which the Services are provided, then the relevant BA SLA Manager and the relevant WNS SLA Manager shall discuss the same in good faith with a view to introducing changes to the Service(s) (including the related Charges) or Service Levels or a SLA to reflect such developments.

COMMERCIAL HELPDESK

6.3 For a minimum period of 6 (six) months after the Effective Date, BA shall provide at its cost, a facility (a desk and phone) for use by one WNS Employee (which employee shall be provided at WNS' cost) to enable WNS to provide a commercial help desk (the COMMERCIAL HELPDESK) for the purposes of answering any general queries in relation to this Agreement, the Services, the Existing SLAs and or any further issues as agreed between the BA Contract Manager and the WNS Contract Manager. Such Commercial Helpdesk shall be located at Waterside. WNS will provide at its cost sufficient WNS Employees to ensure that the above service can be provided.

EQUIPMENT

6.4 WNS will provide all Equipment necessary for the performance by WNS of the Services.

SLA DATABASE

6.5 WNS will, at its own cost, maintain and provide BA with electronic access to a database (in a format reasonably acceptable to BA) of all Existing and New SLAs whether or not they have terminated or expired.

MEETINGS

6.6 After the Effective Date, the relevant BA SLA Manager and the WNS SLA Manager shall regularly review the relevant Service and SLA.

6.7 After the Effective Date, the BA Contract Manager and WNS Contract Manager shall regularly review the overall management of the Services. If necessary, other attendees may be invited from either BA or WNS to establish a working group (the COMMERCIAL STEERING GROUP).

REPORTS

6.8 WNS shall provide a progress report to the BA SLA Manager in relation to each SLA not less than once per month or as otherwise agreed and set out in the relevant SLA. The content of such report shall be in the form and include the information set out in Schedule 3 Part A unless otherwise agreed between the relevant BA SLA Manager and WNS SLA Manager.

6.9 WNS shall in addition to the above provide a monthly summary report (the COMMERCIAL REPORT) to the BA Contract Manager. The content of the report shall be in the form and include the information set out in Schedule 3 Part B unless otherwise agreed between the relevant BA Contract Manager and the WNS Contract Manager.

BUSINESS CONTINUITY AND DISASTER RECOVERY

6.10 Without limitation on the obligation of WNS to provide the Services, WNS shall use reasonable endeavours to ensure continuous performance of the Services, by maintaining business continuity plans and disaster recovery procedures in accordance with the Disaster Recovery Plan attached at Schedule 6. The parties agree to review the Disaster Recovery Plan within 6 months of the Effective Date and implement any such amendments as may be mutually agreed.

6.11 Upon the occurrence of an event that triggers the need to implement a business continuity plan or the Disaster Recovery Plan, the parties shall work together and co-operate in implementing such plan or the Disaster Recovery Plan. The costs of such implementation will be borne as agreed by the parties in the relevant plan or the Disaster Recovery Plan or, where such costs have not been so specified, as agreed by the parties (negotiating in good faith).

7.   EXCLUSIVITY

7.1 WNS shall be the sole provider of the WNS Group Services to the BA Group (each one a RELEVANT CONTRACTING PARTY) in India for three years from the Effective Date (the EXCLUSIVITY PERIOD).

7.2 During the Exclusivity Period, if a Relevant Contracting Party asks WNS to provide a written proposal in respect of WNS Group Services (WNS PROPOSAL):

(a) the parties will enter into good faith negotiations to agree the terms of the New SLA (which for the purposes of this Clause 7 shall include any SLAs in relation to Existing Services which have terminated or expired) within 20 Business Days from the date of the WNS Proposal. The parties will ensure that the New SLA will be subject to the terms of this Agreement and as a minimum, the Service Levels will be consistent with comparable SLAs and the New SLA will include the information detailed in Schedule 1 and reflect the format set out therein and WNS will be appointed to provide such WNS Group Service to the Relevant Contracting Party;

(b) if the Relevant Contracting Party and WNS are unable to agree the terms of the New SLA within 20 Business Days from the date of the WNS Proposal, the matter shall be referred to an Expert in accordance with Clause 26.1(a) (but not the preceding provisions of Clause 26.1 and Clauses 26.2, 26.3, 26.4 and 26.5). In addition, the following will apply:

          (i) if the Expert decides that the WNS Proposal does meet the Prevailing Market Standards, BA shall accept the terms of the WNS Proposal and WNS shall be appointed to provide the relevant WNS Group Service to the Relevant Contracting Party on the basis of the New SLA which shall contain those terms. The parties will ensure that the New SLA will be subject to the terms of this Agreement and, as a minimum, the Service Levels will be consistent with comparable SLAs and the New SLA will include the information detailed in Schedule 1 and reflect the format set out therein.

          (ii) if the Expert decides that the WNS Proposal does not meet the Prevailing Market Standards, WNS shall submit a further WNS proposal (the FURTHER WNS PROPOSAL) within 5 Business Days of such decision that does satisfy the Prevailing Market Standards and BA shall accept the terms of the Further WNS Proposal and WNS shall be appointed to provide the relevant WNS Group Service to the Relevant Contracting Party on the basis of the New SLA which shall contain such terms. The parties will ensure that the New SLA will be subject to the terms of this Agreement and, as a minimum, the Service Levels will be consistent with comparable SLAs and the New SLA will include the information detailed in Schedule 1 and reflect the format set out therein.

7.3 After the Exclusivity Period, if a Relevant Contracting Party requires a WNS Group Service to be provided in India BA shall use reasonable commercial endeavours to ensure that the Relevant Contracting Party shall, 15 Business Days prior to informing third parties which may provide the service in India of the requirement for such WNS Group Service or inviting proposals from other third parties providing the service in India for the requirement for such WNS Group Service, provide WNS with all information relating to such requirement which would reasonably be provided to any third party and invite WNS to submit a proposal for the provision of that service. WNS will be permitted to submit a proposal for the provision of such WNS Group Service at any time during that 15 Business Day period or during the period within which any third party may submit a proposal.

7.4 Under Clause 7.3 the Relevant Contracting Party shall be under no obligation to appoint WNS as the provider of such WNS Group Services.

7.5 Notwithstanding Clauses 7.1 and 7.3, BA may retain and renew contracts or arrangements with Existing Indian Suppliers and keep in place arrangements for the performance of services by BA or any member of the BA Group that would otherwise fall within the provisions of Clause7.1, provided that the scope of the services under those contracts or arrangements will not change materially upon renewal.

7.6 Each New SLA shall not be effective unless signed by both the BA Contract Manager and the WNS Contract Manager.

7.7 During the term of this Agreement, if a Relevant Contracting Party requires a New Service to be provided in India, BA shall use reasonable commercial endeavours to ensure that the Relevant Contracting Party shall invite WNS to tender for the provision of that New Service.

7.8 Under Clause 7.7, the Relevant Contracting Party shall be under no obligation to appoint WNS as the provider of such New Services.

8.   PROCEDURAL MANUALS

8.1 Unless specified to the contrary in the relevant SLA, where a WNS Manual exists for a Service and/or any manual has been supplied by BA in respect of that Service, then the Service shall be performed and received in accordance with the relevant SLA and any procedures set out in the WNS Manual and/or manual supplied by BA. Subject to clause 8.3, the parties are also free to request any update or change to a WNS Manual and/or manual supplied by BA. This clause 8.1 shall not have effect in respect of any WNS Manual, manual supplied by BA, or update or change to either, however, until the content of that WNS Manual, manual supplied by BA and/or update to either has been agreed between the parties.

8.2 Terms contained in an SLA that are of a technical nature or are specific to a Service under that SLA shall have the meaning given to those terms in a relevant WNS Manual or manual supplied by BA, unless otherwise defined in the SLA or in this Agreement.

8.3 Where either party requests a change or update to be made to a WNS Manual, manual supplied by BA, or (in either case) the procedures set out therein, and that change or update will have a significant impact on a relevant Service, the change will be dealt with as a Change in accordance with the procedure set out in Clause 23.

8.4 For the avoidance of doubt, nothing in this Clause 8 relieves either party of its obligations under this Agreement or the relevant SLA.

9.   CHARGES

9.1 BA shall pay to WNS the Charges for the Services which shall be calculated on the basis of either:

     (i)  Fixed MPE Per Annum; or

     (ii) UTP pricing; or

     (iii) as otherwise specified,

and as set out in the relevant SLA and Purchase Order. The Charges will be fixed for the Fixed Period.

9.2 If the parties agree, any charges based on Fixed MPE Per Annum may be converted to UTP pricing on the basis of the following formula:

     number of agreed Units divided by the Fixed MPE Per Annum.

9.3 For the avoidance of doubt any Charges for Services provided by WNS to BA and the BA Group during the Fixed Period shall be payable in accordance with the above from the Effective Date.

9.4 The parties agree that, for the Run Off Period the Charges may be increased subject to agreement between the parties (and neither party shall unreasonably withhold its agreement in respect thereof) in accordance with the following factors:

     (i)  any increase in the UK Wages Index;

     (ii) any strengthening of the Indian Rupee against the GB L Sterling (or in the event of the UK adopting the Euro, the Euro);

     (iii) any reduction in the average Desk Utilisation Rate so long as the reduction is as a result of an action by and within the control of BA; or

     (iv) any change in the average skill level required to meet the terms of any New SLAs when compared with the average skill level required to meet the terms of the Existing SLAs and accepted by BA, such consent not to be unreasonably withheld.

After the end of the Run Off Period, the Charges may be increased by agreement between the parties.

9.5 Any proposed increase in Charges will only take effect if WNS continues to meet Prevailing Market Standards in relation to cost.

9.6 WNS shall notify BA of any intention to increase the Charges not less than one month prior to the end of the Fixed Period.

9.7 Once agreed, the revised Charges will be recorded in a Change Order in accordance with Clause 23.

9.8 If the parties cannot agree to a change to the Charges, the matter shall be dealt with in accordance with the Dispute Resolution Procedure.

9.9 BA shall be responsible for any additional reasonable expenses properly incurred by WNS in the provision of the Services as set out in the relevant SLA or directly at the written request of the relevant BA SLA Manager. This shall include but not be limited to the purchase of any Additional Hardware or Additional Software in accordance with the applicable SLA or at the written request of the relevant BA SLA Manager and the BA Training in accordance with the provisions of Clause 29.

9.10 In accordance with the relevant SLA or subject to the relevant BA SLA Manager's prior written consent WNS shall be entitled to claim for any and all travel, accommodation and other out-of-pocket expenses reasonably and properly incurred by WNS or its directors, officers, employees, or Permitted Contractors from time to time in connection with the provision of the Services and BA shall, in accordance with Clause 11, reimburse WNS for such expenses upon receipt by BA of such evidence of the nature and payment of such expense as BA shall reasonably require.

9.11 The consideration charged pursuant to this Agreement is in respect of data processing and other IT enabled services (including without limitation, back office operations and revenue accounting).

9.12 WNS shall be entitled to charge overtime at the Overtime Rate when agreed in advance by the BA SLA Manager and the WNS SLA Manager.

9.13 If in relation to Services which are charged at the rate of Fixed MPE Per Annum, the volume of work provided to WNS by BA exceeds the Normal Clearance Rate, the WNS SLA Manager shall notify the BA SLA Manager by email within 24 hours of receiving the request from BA to process the work in accordance with the provisions of the respective SLA without charging the Overtime Rates. BA may in its absolute discretion, either:

(a)  authorise WNS to process the excess items by charging the Overtime Rate;

(b) direct WNS to process the excess items as part of the subsequent month's quota; or

(c) direct WNS not to process the excess items in which case WNS shall not be liable for any breach of its obligations to process work under the SLAs as a direct result of this direction.

10.  REVENUE COMMITMENT

10.1 During the Fixed Period, BA shall pay to WNS the BA Revenue Commitment for that Year as set out below:

(a)  Year 1: GBP8,000,000;

(b)  Year 2: GBP10,000,000;

(c)  Remainder of the Fixed Period: GBP5,000,000.

10.2 For the avoidance of doubt, each Year shall be treated separately and exclusively and neither party shall be entitled to set off amounts owed between various Years.

10.3 If, during the Fixed Period:

(a) BA terminates an SLA in accordance with Clause 13.4(a) without cause and on the grounds of notice only or Clause 13.5; and

(b) the Total Revenue Payable by BA is less than the BA Revenue Commitment for the relevant Year;

BA shall ensure that it appoints WNS to provide further WNS Group Services or New Services within one month of the date of termination of such SLA to ensure that the BA Revenue Commitment for that Year is achieved, failure to do so representing a failure to meet the BA Revenue Commitments.

10.4 If, during the Fixed Period:

(a) BA terminates an SLA in accordance with Clause 13.4(a) (save as provided for in Clause 10.3(a) above) or Clause 13.4(b) or Clause13.4(c); and

(b) the Total Revenue Payable by BA is less than the BA Revenue Commitment for the relevant Year,

BA shall not be required to appoint WNS to provide further WNS Group Services or New Services, however, BA shall still be required to pay to WNS the BA Revenue Commitment.

10.5 During the Run Off Period and without prejudice to BA's other rights under this Agreement, including for the avoidance of doubt Clause 13.4, BA may only serve notice to terminate SLAs in accordance with Clause 13.5 of this Agreement if the Remaining Revenue Payable by BA remains at least:

(a)  GBP1,875,000 for the first Quarter after the Fixed Period; and

(b)  GBP1,250,000 for the second Quarter after the Fixed Period; and

(c)  GBP625,000 for the third Quarter after the Fixed Period.

10.6 After the end of the Run Off Period, BA's right to terminate SLAs in accordance with Clause 13.5 will be unfettered.

10.7 If there is any shortfall (a SHORTFALL) between the Total Revenue Payable and either the BA Revenue Commitment or the Remaining Revenue Payable in a particular Year (a SHORTFALL YEAR), WNS shall invoice BA for the Shortfall at the end of the relevant Year and the invoice shall be payable in accordance with Clause 11.

10.8 If, at the end of a Quarter during the Fixed Period or the Run Off Period, the Total Revenue Payable in respect of the relevant Quarter is less than the amount which is 75% of:

(a) for a Quarter during the first two years of the Fixed Period, 25% of the BA Revenue Commitment for the relevant Year; or

(b) for a Quarter during the final six months of the Fixed Period, 50% of the BA Revenue Commitment for that six month period; or

(c) for a Quarter during the Run Off Period, the Remaining Revenue Payable for that Quarter,

WNS shall invoice BA at the end of the relevant Quarter for the amount by which the Total Revenue Payable is less than the relevant amount under paragraph (a),
(b) or (c) above and the invoice shall be payable in accordance with Clause 11. Without limitation to Clause 10.2, if the aggregate of all amounts paid by BA to WNS under this Clause 10.8 in respect of a Year during the Fixed Period or the Run-Off Period is in excess of the Shortfall for that Year, WNS shall pay to BA the excess.

10.9 If there is a dispute in relation to the Shortfall payable by BA, the dispute shall be dealt with in accordance with Clause 26.

10.10 During the Term of this Agreement BA or any member of the BA Group may introduce third parties, including but not limited to suppliers of BA or the BA Group and Alliance Partners, to the services of WNS. The parties agree that where BA has played a role in securing the business for WNS from such third parties and an agreement has been reached by which such third party is obligated to make revenue payments, a proportion of the total revenue payable by such third parties during the term of such agreement (such proportion being THIRD PARTY REVENUE) will be included as part of the Total Revenue Payable in the Year in which such revenue is invoiced by WNS. The parties shall negotiate amicably and in good faith with a view to agreeing the Third Party Revenue taking into account the role played by BA or the applicable member of the BA Group.

10.11 Where WNS performs services for BA Franchisees, the total revenue payable by such BA Franchisee during the term of such agreement will be included as part of the Total Revenue Payable in the Year(s) in which such revenue is invoiced by WNS.

10.12 If BA pays the Shortfall in accordance with Clause 10.7 BA shall not be in breach of its obligations in Clauses10.1, 10.3, 10.4 and 10.5 respectively.

10.13 Without prejudice to any right of either party to make any claim against the other party which arises prior to the date of termination, termination of this Agreement as a whole by BA, other than as a result of BA serving notice on WNS in accordance with Clause 13.5, shall terminate the obligation of BA to pay any Shortfall hereunder from the date of service of such notice and there shall be no liability on BA in respect of the same thereunder.

11.  PAYMENT

11.1 WNS shall invoice BA for the Charges or Expenses in respect of each SLA monthly in arrears in accordance with this Clause 11. Each invoice together with the supporting documentation as required by the relevant SLA or otherwise by BA in writing from time to time shall be sent to:

          British Airways Plc
          Purchase Ledger Section
          Odyssey Business Park (R74)
          1st Floor Athene
          West End Road
          Ruislip
          Middlesex
          HA4 6QF

with a copy invoice to be provided to the relevant BA SLA Manager at the Copy Invoice Address.

11.2 Each invoice submitted to BA for payment must:

(a)  be in writing;

(b)  quote the Purchase Order Number of the relevant SLA;

(c) contain such other information as is legally required and as BA may reasonably require from time to time; and

(d)  be sent to the Invoice Address.

11.3 If a claim for reimbursement of an Expense is queried by BA within 6 months of receipt by it of the relevant invoice, WNS shall provide a copy of the relevant receipts to the relevant BA SLA Manager.

11.4 Subject to Clause 11.6, BA shall pay in the Currency by bank transfer to such bank account as WNS may notify to BA in writing from time to time, or by cheque, all invoices delivered to it in accordance with this Clause 11 on a net monthly account basis which shall mean by the end of the calendar month following the calendar month in which the invoice is dated. Non-payment of any invoice by BA which has been validly submitted within 5 months of the due date in accordance with the provisions of this Clause 11 and is not in dispute by BA shall be deemed to be a material breach of this Agreement by BA. WNS shall have the right to charge interest at the Applicable Rate on any such amount which has not been paid by BA within 20 Business Days of the due date.

11.5 If any sums are due to BA from WNS, as agreed by BA and WNS or as determined pursuant to the Dispute Resolution Procedure, whether in respect of previous overpayments or otherwise, BA shall be entitled to set these off against any sums owed to WNS subject to BA advising WNS of the relevant details in advance of any such set-off.

11.6 If BA disagrees with an amount set out in an invoice for any bona fide reason, it shall notify WNS of the reason(s) for such disagreement within 10 Business Days of receiving the invoice. Pending the resolution of any such dispute BA shall be entitled to withhold payment of such monies which are in dispute. The relevant BA SLA Manager and WNS SLA Manager shall negotiate amicably and in good faith to resolve any such dispute.

11.7 If the parties cannot resolve any dispute pursuant to Clause 11.6 within 7 Business Days of BA's notification, the dispute shall be dealt with in accordance with the Dispute Resolution Procedure.

11.8 BA or WNS shall pay the other party any amounts which are agreed or determined, pursuant to Clause 11.4 or 11.6 (whichever is appropriate), as being due to the other party, within 14 Business Days of the amount being agreed or determined. The other party will issue a credit note for the balance of the original invoice within that same 14 Business Day period.

11.9 Payment of an invoice by either party shall be without prejudice to any claims or rights which a party may have against the other and shall not constitute any admission by BA as to the performance by WNS of its obligations under this Agreement.

11.10 All amounts payable pursuant to this Agreement are expressed exclusive of Sales Tax properly chargeable in accordance with applicable laws or regulations. BA shall pay to WNS an amount equal to any Sales Tax payable directly or indirectly by WNS at the rate for the time being properly chargeable in respect of the Services, subject to WNS providing BA with such valid tax invoices or other documentation as may be required by any relevant statute or regulation.

12.  ASSESSMENT OF PERFORMANCE

PERFORMANCE OF SERVICES

12.1 WNS shall comply with the Service Levels set out in the relevant SLA.

12.2 The SLAs may identify:

(a) the criteria to be followed in assessing whether the Service Levels have been achieved; and

(b) remedial procedures, where applicable, to be followed if the Service Levels have not been achieved, including but not limited to activation of the Recovery Procedure set out in Clause 12.15.

12.3 WNS shall notify the relevant BA SLA Manager, as soon as reasonably practicable, but in any event within 24 hours, of becoming aware of any relevant matter(s), which (i) cause, or appear to WNS to be likely to cause, a failure by WNS to comply with the applicable Service Levels or (ii) jeopardise WNS' ability to perform any of its other obligations under this Agreement.

12.4 Within 7 days of such notification, WNS shall provide a report to the relevant BA SLA Manager specifying the matters requiring action (including, where relevant, the nature of any work or alterations, their estimated duration, details of the way in which such works or alterations may affect WNS' ability to provide the Services and details of the alternative arrangements which WNS will implement to ensure the performance by it of the applicable Services in accordance with the applicable Service Levels).

12.5 Unless otherwise agreed by BA in writing, no such notification shall in any way absolve WNS from the requirement to provide the Services in accordance with this Agreement.

12.6 BA and WNS shall continuously monitor and assess the performance of each Service by WNS, in accordance with the procedure set out in this Clause 12, by reference to the individual Service Level (if any) applicable to that Service.

12.7 Where there are Service Levels relating to a Service, WNS shall implement a continuous performance assessment of its provision of that Service with reference to its Service Levels (PERFORMANCE ASSESSMENT) and shall prepare and submit to the BA

SLA Manager at such intervals as may be agreed by BA and WNS in the relevant SLA or otherwise a comprehensive report (PERFORMANCE ASSESSMENT REPORT) in the form set out in Schedule 3 Part A or such other form agreed between WNS and BA.

12.8 The Performance Assessment shall record the performance of WNS with respect to the Service Levels and shall identify, without limitation, any failures to achieve those Service Levels.

12.9 Without prejudice to Clause 12.2, WNS' performance of each Service may also be monitored and assessed in accordance with the relevant SLA.

12.10 BA may be entitled to claim Service Credits as more specifically detailed in the relevant SLA if the Service Levels have not been achieved. However, BA will not be entitled to claim such Service Credits for 9 months after the Effective Date.

12.11 WNS may be entitled to claim Service Bonuses as more specifically detailed in the relevant SLA if the Service Levels have been exceeded. However, WNS will not be entitled to claim such Service Bonuses for 9 months after the Effective Date.

12.12 For each Existing SLA and New SLA, the relevant BA SLA Manager and WNS SLA Manager must negotiate in good faith, in accordance with Clause 3.3, the criteria for determining Service Credits and Service Bonuses for the relevant Service. In having this negotiation, the SLA Managers must have regards to the principles set out in Schedule 11. The parties will use their respective reasonable endeavours to agree, within six months of the Effective Date, Service Credits and Service Bonuses regimes in respect of 20% of the Existing SLAs.

12.13 If the SLA Managers are unable to agree mutually acceptable criteria for determining Service Credits and Service Bonuses for the relevant Service within 6 months of the Effective Date, the matter will be treated as a dispute and resolved in accordance with Clause 26. For the avoidance of doubt, for a New SLA Service Credits and Service Bonuses represent terms that must be resolved before the New SLA is signed and, if the SLA Managers cannot agree these terms within a reasonable timeframe, the matter will be treated as a dispute and resolved in accordance with Clause 26.

RECOVERY PROCEDURE

12.14 If there is a breach of one or more of the Services or the Service Levels (or any of them) then, without prejudice to any right either party may have against the other in respect of such breach, either party may activate the Recovery Procedure in accordance with Clause 12.15.

12.15 Recovery Procedure

(a) In the case of WNS the relevant WNS SLA Manager shall notify the relevant BA SLA Manager; in the case of BA the relevant BA SLA Manager shall notify the relevant WNS SLA Manager in writing of the breach of the relevant Service or Service Level and its intention to activate the Recovery Procedure. Within 10 Business Days of such notification, WNS shall prepare a draft recovery plan and convene a meeting of the applicable BA SLA Manager and WNS SLA Manager to approve the draft recovery plan and the appropriate measures to be taken by which such breach shall be corrected and a timetable for their implementation (the RECOVERY PLAN).

(b) If the BA SLA Manager and the WNS SLA Manager are unable to agree the Recovery Plan within 5 Business Days of the above meeting, then the matter shall be resolved in accordance with the Dispute Resolution Procedure.

(c) WNS shall implement any Recovery Plan in accordance with its terms. On the implementation of the Recovery Plan, WNS will report to the relevant BA SLA Manager at intervals set out in the Recovery Plan.

13.  TERMINATION

13.1 The BA Contract Manager or the WNS Contract Manager (either a TERMINATING PARTY for the purposes of this Clause 13) may terminate the whole of this Agreement immediately upon written notice, if:

(a) there is a material breach of this Agreement by the other party which is incapable of remedy or which, if capable of remedy, has not been remedied within 20 days of receipt of a written notice from the Terminating Party specifying full particulars of the breach and requiring the same to be remedied;

(b) there are a series of unremedied breaches of this Agreement by the other party which taken together amount to a material breach which is incapable of remedy or which, in the case of a series of breaches capable of remedy, are not remedied by the party in breach (as the case may be) (or where appropriate, agreed remedial action in respect thereof has not been initiated or pursued in accordance with the relevant Recovery Plan) within 20 days of receipt of written notice from the Terminating Party specifying full particulars of the breaches and requiring the same to be remedied;

(c) the other party or WNS India makes or offers to make any arrangement or composition with or for the benefit of its creditors;

(d) the other party or WNS India ceases to carry on business or suspends all or substantially all of its operations (other than temporarily by reason of a strike) or suspends payment of its debts or is or becomes unable to pay its debts (within the meaning of section 123 of the Insolvency Act 1986);

(e) a petition or resolution for (so long as such petition is not frivolous or vexatious) or the making of an administration order, the winding-up, or the dissolution of the other party or WNS India (other than for the purposes of reconstruction, amalgamation or reorganisation of a solvent company and in such manner as the company resulting from the reconstruction, amalgamation or re-organisation is bound by or assumes the obligations of that party under this Agreement) is presented (and not set aside within 14 days of presentation) or passed;

(f) a liquidator, receiver, administrator, administrative receiver or encumbrancer takes possession of or is appointed over the whole or any part of the assets of the other party or WNS India;

(g) the other party or WNS India suffers or undergoes any procedure analogous to any of those specified in Clause 13.1(c) to 13.1(f) (inclusive) or any other procedure available in the country in which such party is constituted, established or domiciled against or to an insolvent debtor or available to the creditors of such a debtor;

(h) the Guarantor suffers or undergoes any of the procedures listed in Clauses 13.1(c) to 13.1(g) (inclusive) and a replacement Guarantor which is reasonably satisfactory to BA does not provide a guarantee on the terms of Clause 32 within 10 Business Days of such event; or

(i)  it is entitled to do so in accordance with Clause 34.2.

13.2 For the avoidance of doubt for the Fixed Period and the Run Off Period, WNS shall not be in breach of this Agreement if the circumstances which would otherwise constitute a breach result to a material extent from a breach by BA of this Agreement or the Transitional Services Agreements.

13.3 BA may terminate the whole of this Agreement immediately upon written notice if:

(a)  a Restricted Person gains Control of WNS and/or Guarantor;

(b) the Total Revenue Payable falls to below 20% of WNS' total annual revenues during any 6 month period; or

(c) any person gains Control of WNS and/or Guarantor after a person other than a Restricted Person gains Control of WNS and/or Guarantor.

13.4 Subject to Clauses 10.3, 10.4 and 10.5, either the BA Contract Manager or WNS Contract Manager may terminate its respective Service and associated SLA, without terminating the whole of this Agreement on serving of a notice to terminate in accordance with Clause 47 and:

(a)  in accordance with the provisions of the SLA which relates to that Service;

(b) immediately if there is a material breach in relation to that Service by the other party which is incapable of remedy, or which if capable of remedy, has not been remedied within:

          (i) 10 days for SLAs of an annual value equal or more than GBP250,000; or

          (ii) 20 days for all other SLAs;

     of receipt of a written notice from the Terminating Party specifying the breach and requiring the same to be remedied;

(c) immediately if there are a series of unremedied breaches by the other party in relation to that Service which taken together amount to a material breach which is incapable of remedy or which, in the case of a series of breaches capable of remedy, are not remedied that party or, where appropriate, agreed remedial action in respect thereof has not been initiated or pursued in accordance with the relevant Recovery Plan within:

          (i) 10 days for SLAs of an annual value equal or more than GPB250,000; or

          (ii) 20 days for all other SLAs;

     of receipt of written notice from the Terminating Party specifying the breaches and requiring the same to be remedied.

13.5 Subject to Clauses 10.3, 10.4 and 10.5, the BA Contract Manager may terminate a particular Service and its associated SLA and Purchase Order without terminating the whole of this Agreement on serving of a written notice to terminate by giving WNS 3 months' written notice unless as otherwise specified in the relevant SLA.

13.6 After the Fixed Period, the WNS Contract Manager may terminate a particular Service and its associated SLA and Purchase Order without terminating the whole of this Agreement on serving of a written notice to terminate by giving BA 3 months' written notice unless as otherwise specified in the relevant SLA, so long as the termination does not cause BA to be in breach of its obligation to pay the Remaining Revenue Payable under Clause 10.5.

13.7 Any expiry or valid termination in accordance with the terms hereof whether in relation to the entire Agreement or one or more Services only shall be without liability on the Terminating Party and shall not affect any accrued rights or liabilities of the parties hereunder or claims which one party may have against another for antecedent breach (including that arising under an indemnity) but shall be subject to the continuing validity of any provisions of this Agreement which apply notwithstanding the expiry or termination of this Agreement or a Service.

13.8 The terms of this Agreement shall remain in full force and effect during the period between the service of a notice to terminate by either party and the effective date of termination.

13.9 Upon expiry or termination of the entire of this Agreement for any reason whatsoever:

(a) (subject to Clause 13.7 and 13.8 above) the relationship of the parties shall cease save as (and to the extent) expressly provided in this Clause 13.9;

(b)  the provisions of Clause 13.8, 16, 17.2, 19.5, 19.6, 19.7, 19.8, 19.9
     19.13, 19.21, 26, 27.1, 27.2, 27.3, 28.5, 30.16 to 30.29 inclusive, 33, 35,
     36, 38, 45 and any provision which expressly or by implication is intended to come into or remain in force on or after termination shall continue in full force and effect;

(c) WNS shall immediately return to BA (or if BA agrees destroy) all of BA's tangible property in its possession at the time of termination (including the Deliverables, Database, and all Confidential Information) and shall not further use such property or Confidential Information;

(d) BA shall immediately return to WNS (or if WNS agrees destroy) all of WNS' tangible property in its possession at the time of termination (including the WNS Materials and all Confidential Information) and shall not further use such property or Confidential Information;

(e) both parties will return within 10 Business Days of termination (or notice to terminate if sooner) to the other all post office boxes, telephone numbers, email addresses and domain names used exclusively providing Services and use its reasonable endeavours to promptly transfer to the other party all such addresses, boxes, numbers and names required by that party; and

(f) any provision in the SLAs expressed to take effect on termination will come into force.

13.10 Upon termination of one or more Service and/or SLA for any reason whatsoever pursuant to this Agreement:

(a) (subject to Clauses 13.7 and 13.8 above) WNS shall cease providing that Service and the relationship of the parties in relation to that Service shall cease save as (and to the extent) expressly provided for in this Clause 13.10;

(b)  the provisions of Clause 13.8, 16, 17.2, 19.13, 19.21, 26, 27.1, 27.2,27.3
     28.5, 30.16 to 30.29 inclusive, 33, 35, 36, 38, 45 and any provision which expressly or by implication is intended to come into or remain in force on or after termination in relation to that Service will continue in full force and effect;

(c) WNS shall immediately return to BA (or if BA agrees destroy) all of BA's tangible property in its possession at the time of termination (including the Database, BA Materials and all Confidential Information) to the extent it relates to the Service and shall not further use such property or Confidential Information; and

(d) both parties will return within 10 Business Days of termination (or notice of termination if sooner) to the other party all post office boxes, telephone numbers, email addresses, and domain names used exclusively for the purposes of providing that Services and use its reasonable endeavours to promptly transfer to the other party all such addresses, boxes, numbers and names required by that party;

(e) BA shall immediately return to WNS (or if WNS agrees destroy) all of WNS' tangible property in its possession at the time of termination (including the WNS Materials and all Confidential Information) and shall not further use such property or Confidential Information in each case to the extent it relates to the Service; and

REDACTED     CONFIDENTIAL TREATMENT REQUESTED
             The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission.

(f) any provision in the SLAs expressed to take effect on termination will come into force.

14.  DISENGAGEMENT

DISENGAGEMENT PLAN

14.1 Within 3 months of the Effective Date (in the case of Existing Services) or within 3 months of the date on which an Additional Service commences, BA and WNS will agree a detailed Disengagement Plan in respect of each Service based on the principles set out in Schedule 13. A Disengagement Plan shall be reviewed jointly by the parties no less frequently than once every 12 months after it is first produced. Notwithstanding the foregoing, a Disengagement Plan shall not be required for a Service that:

(a)  is charged on a MPE basis and requires fewer than 30 Fixed MPE Per Annum;
     or

(b) is charged on a UTP or other basis and is likely to involve charges totalling less than ******** per annum; or

(c) has a definite expiration date and there is no anticipation of the Service being required by BA from WNS or any other party after such expiration date,

provided that if the Service changes such that the relevant condition above ceases to be true, the parties will agree a detailed Disengagement Plan promptly thereafter.

14.2 Each party shall act and negotiate reasonably and in good faith in agreeing and reviewing the contents of the Disengagement Plan.

PRIOR TO EXPIRATION OR TERMINATION OF A SERVICE

14.3 As soon as notice to terminate any Service is served or (where applicable) 3 months before the expiration of a Service and BA requests WNS to do so, both parties shall begin a review of the relevant Disengagement Plan in good faith, to ensure that it reflects the circumstances at the time in respect of that Terminated Service.

14.4 In the event that Clause 14.3 applies to more than one Service (including all the Services) at the same time, the parties shall discuss in good faith whether it is reasonably practical that Disengagement of the relevant Terminated Services occur in parallel and, if not, the order in which the relevant Disengagement Plans shall be implemented.

UPON TERMINATION OR EXPIRATION OF A TERMINATED SERVICE

14.5 Unless otherwise agreed or specified in its relevant Disengagement Plan, during the relevant Disengagement Period WNS shall continue to provide a Terminated Service, subject to BA continuing to perform its payment and other obligations under this Agreement in respect of the relevant Service. WNS and BA shall each have any additional rights and obligations specified in the Disengagement Plan applying to that Terminated Service.

14.6 Without limiting Clause 14.5, WNS shall provide BA or its Designee such assistance as is reasonably requested by BA, including assistance required under the relevant Disengagement Plan, to enable the orderly transfer of the provision of a Terminated Service to BA or its Designee during the Disengagement Period. Disengagement Assistance may include, but is not limited to, the elements listed in paragraph Schedule 132 of in Schedule 13 and BA may (at its option, which shall not be exercised unreasonably) direct, monitor, test, and otherwise participate in the Disengagement Assistance.

14.7 Where BA is obliged to pay the costs of Disengagement Assistance (or a component thereof) in accordance with Clause 14.9 below or the relevant Disengagement Plan, WNS' obligation to provide the relevant Disengagement Assistance is subject to BA meeting that obligation.

COSTS OF DISENGAGEMENT ASSISTANCE

14.8 WNS and BA shall act in good faith and use reasonable business efforts to minimise and mitigate any costs relating to the Disengagement Assistance.

14.9 Unless otherwise stated in the relevant Disengagement Plan, WNS' costs of providing the Disengagement Assistance for a Terminated Service shall be borne by BA except where the reason for the termination of the Terminated Service is WNS' breach or where WNS terminates the Terminated Service in accordance with Clause 13.6.

NO COMPULSORY DISCLOSURE OF WNS INTELLECTUAL PROPERTY RIGHTS

14.10 Notwithstanding any of the foregoing, nothing in this Clause 14 or any Disengagement Plan shall be construed so as to require WNS to provide, license the use of, or otherwise make available any item (including the WNS Manuals) the Intellectual Property Rights in which belong to WNS, other than on the terms set out in Clauses 19.5, 19.6, 19.7 and 19.8.

15.  WARRANTIES

Each party warrants to the others that:

(a) it has full power and authority to execute, deliver and perform its obligations under this Agreement;

(b) there are no existing agreements or arrangements with third parties the terms of which prevent it from entering into this Agreement or would materially impede the performance by it of its obligations under this Agreement; and

(c) it is not and nor are any of its directors a party to any litigation, proceedings or disputes which will have a material adverse effect upon its ability to perform its obligations under this Agreement.

16.  INDEMNITY, LIABILITY AND REMEDIES

16.1 In addition to the indemnities in Clause 27 but subject to Clause 16.2 and
16.4 WNS agrees to indemnify BA and each member of the BA Group, its directors, officers, employees, agents and subcontractors, from time to time, in full and on demand, and keep the same so indemnified from and against any and all Losses which are made or brought against or incurred or suffered by BA or any member of the BA Group, its directors, officers, employees, agents or subcontractors, from time to time, resulting from:

(a) any breach by WNS, its directors, officers, employees, agents or subcontractors or Permitted Contractors of its obligations under this Agreement (other than a breach which is dealt with under the Service Credit Regime set out in Schedule 11 on the basis that a Service Credit payable is BA's exclusive remedy for the breach concerned) or any act or omission by WNS, its directors, employees, agents or sub contractors in connection with this Agreement;

(b) any negligence or wilful default of WNS or the WNS Group, its directors, employees, agents or sub contractors.

16.2 The indemnity in Clause 16.1 will not extend to any Losses:

(a) to the extent caused by the negligence or wilful misconduct of BA or any member of the BA Group, its directors, officers, employees or agents; or

(b) to the extent caused by any breach by BA or any member of the BA Group of the terms of this Agreement.

16.3 Notwithstanding any other provision contained herein to the contrary, it is hereby agreed that the indemnity provisions contained herein shall remain in effect and shall survive the termination of this Agreement with respect to any occurrence or claim arising out of or in connection with this Agreement.

16.4 Nothing in this Agreement shall exclude or limit the liability of either party for death or personal injury caused by its negligence, or for fraudulent misrepresentation.

16.5 Without prejudice to any other rights or remedies of WNS and subject to Clauses 16.4 and 16.6, BA agrees to indemnify WNS and each member of the WNS Group, its directors, employees, agents and subcontractors, from time to time, in full and on demand, and keep the same so indemnified from and against all Losses which are made or brought against or incurred or suffered by WNS or any member of the WNS Group, its directors, employees, agents or subcontractors, from time to time, to the extent directly and solely resulting from the below:

(a) any breach by BA, its directors, employees, agents or sub contractors of its obligations under this Agreement;

(b) negligence or wilful default of BA, its directors, employees, agents or sub contractors.

16.6 The indemnity in Clause 16.5 will not extend to any Losses:

(a) to the extent caused by the negligence or wilful misconduct of WNS or any member of the WNS Group, its directors, officers, employees or agents; or

(b) to the extent caused by any breach by WNS or any member of the WNS Group of the terms of this Agreement.

16.7 Notwithstanding any other provision contained herein to the contrary, it is hereby agreed that the indemnity provisions contained herein shall remain in effect and shall survive the termination of this Agreement with respect to any occurrence or claim arising out of or in connection with this Agreement.

16.8 Each party's aggregate liability to the other:

(a) under the indemnities set out in Clauses 16.1, 19.13, and 21.13, and Clauses 16.5, 19.21 and 21.12 (as applicable); and

(b) arising out of or in connection with any breach of its obligations under this Agreement; and

(c) for negligence in respect of this Agreement in any year shall be limited to the Total Revenue Payable in that Year or GBP8,000,000 (whichever is the greater) save that any liability arising under the provisions of Clause 27 shall not be subject to the provisions of this Clause 16.8.

17.  INSURANCE

17.1 WNS shall arrange and maintain at its own cost such insurance as a minimum of 100% of the Total Revenue Payable by BA in the Relevant Year as is appropriate and adequate having regard to its obligations and liabilities under this Agreement with a insurer of international repute including without limitation the specific insurances listed below in respect of any claim or claims arising out of any one incident or occurrence arising pursuant to the provision of (including, for the avoidance of doubt, any omissions in providing) the Services and such other insurance as may be required by law or Regulation in connection with the Services, including without limitation, the following:

(a)  Public liability insurance of at least GBP10 million;

(b) Property damage insurance up to the value of the buildings and contents as necessary for risks including without limitation, fire, lightning, explosions, aircraft impact, flood and earthquake;

(c)  Business interruption insurance; and

(d)  Professional indemnity insurance of at least GBP5 million.

17.2 WNS will provide BA with suitable evidence of all insurance policies and with evidence of payment of the premium on each renewal. WNS shall ensure that the requirements and recommendations of its insurers are complied with during the term of this Agreement and for a period of 6 years afterwards do nothing to invalidate those policies.

17.3 If WNS fails to maintain any of the insurance policies referred to above BA may itself provide or arrange such insurance and may charge the cost of such insurance together with an administration charge of 10% of such cost to WNS.

18.  TITLE AND RISK

18.1 Subject to Clause 19, title in all Deliverables shall vest in BA on the date of creation.

18.2 Subject to Clause 19, title and risk in any Third Party Items (which are goods) procured for BA at BA's written request shall vest in BA on delivery to BA.

18.3 Subject to Clause 19, title in all materials produced by or for WNS pursuant to the Services shall vest in BA on the date of creation.

18.4 Subject to Clause 19, risk in all Deliverables produced by or for WNS pursuant to the Services shall pass to BA on delivery to BA.

19.  INTELLECTUAL PROPERTY RIGHTS

19.1 This Agreement shall not affect the Intellectual Property Rights that each party owns at Completion (as defined under the Investment Agreement).

19.2 The parties agree that as between themselves, the Intellectual Property Rights in the Data, the Database and BA Materials belong to BA.

19.3 Subject to Clause 19.4, the parties agree that all Intellectual Property Rights developed or produced by or on behalf of WNS (including but not limited to that subsisting in the Data, Database, Documentation and any Deliverables) which arise out of, in anticipation of, or in the course of WNS' performance of its obligations under this Agreement (including without any limitation any Intellectual Property Rights arising as a result of any earlier agreement between the parties) shall vest in BA on the date that the relevant item is created. BA will also own all the Intellectual Property Rights in any modification, adaptation or improvement made to such items and in any documentation associated with them. WNS will give full details of any such Intellectual Property Rights to BA promptly following a written request. In consideration for the sum of ONE POUND STERLING (GBP1) (receipt of which WNS acknowledges) WNS assigns to BA as legal and beneficial owner with full title guarantee all such Intellectual Property Rights whether existing or arising in the future together with all rights of action, remedies, power and benefits relating to any such Intellectual Property Rights belonging to or accrued to WNS and including the right to sue for past infringement of such Intellectual Property Rights and the right to be registered as the proprietor of any applications for registered protection of any such Intellectual Property Rights not yet granted.

19.4 The parties agree that all Intellectual Property Rights in any underlying concept, business method, system or know-how created by or on behalf of WNS in the provision of the Services and all Intellectual Property Rights in the WNS Materials will (unless agreed to the contrary in any SLA) belong to WNS. WNS will also own any modification, adaptation or improvement made to any such items or any other item the Intellectual Property Rights in which belong to WNS. In consideration for the sum of ONE POUND STERLING (L1) (receipt of which BA acknowledges) BA hereby assigns to WNS all such Intellectual Property Rights as it may acquire, together with all rights of action, remedies, power and benefits relating to any such Intellectual Property Rights belonging to or accrued to WNS and including the right to sue for past infringement of such Intellectual Property Rights and the right to be registered as the proprietor of any applications for registered protection of any such Intellectual Property Rights not yet granted.

19.5 Subject to Clauses 19.6, 19.7 and 19.8, to the extent that the Database, any Deliverable, or any associated documentation incorporates or relies on for its normal operation an item the Intellectual Property Rights in which belong to WNS or a third party or where BA needs use of an item of WNS Material or any concept, business method or know-how referred to in clause 19.4 in order to receive a Service (in each case a WNS LICENSED ITEM), WNS grants to BA and the BA Group a non-exclusive, perpetual, irrevocable, worldwide royalty-free licence to use such item to the extent necessary to receive the Service or for such other purposes for which it was supplied to BA or any member of the BA Group. BA will also be entitled to sub-license the rights granted to it in accordance with this clause to any third party for the same purposes, provided that:

(a) any sublicensee provides a written undertaking under which it agrees that its use of any such rights shall be restricted to those purposes;

(b) any sublicensee also provides a written undertaking to keep any information the subject of any such rights confidential on terms substantially similar to those set out in Clause 33;

(c) any sublicensee also provides a written undertaking to not remove from the WNS Licensed Item or adaptations thereof any indications of copyright, proprietorship or similar notices; and

(d) WNS is provided with a copy of the undertakings referred to in the previous three paragraphs and, where relevant, Clause 19.6(b).

19.6 Where a WNS Licensed Item includes or consists of an item of WNS Material, the following restrictions apply in addition to those set out in Clause 19.5:

(a) during the term of the Service to which the relevant WNS Material relates and for two years after the termination of that Service, BA must not use that WNS Material to offer a similar service to any third party; and

(b) any sublicensee of the relevant WNS Licensed Item must, in addition to the undertakings set out in Clause 19.5, provide a written undertaking not to use the WNS Material to offer a similar service to any third party other than BA.

19.7 Subject to Clause 19.8, nothing in Clause 19.5 shall require WNS to grant, or procure the grant of, a licence of:

(a)  any third party software; or

(b)  any WNS bespoke software, unless:

     (i) BA requires that software in order to receive the relevant Service from a third party following termination of that Service; and

     (ii) there is no commercially available software that performs the same or equivalent function; and

     (iii) BA pays WNS a reasonable commercial royalty for the licence of that software, save that where all the costs of developing such software have been paid for by BA, such licence shall be royalty-free.

19.8 Where in order to receive a Service from a third party following termination of that Service BA requires, or is reasonably likely to require, any third party software that is not itself commercially available and for which no other software that performs the same or equivalent function is commercially available, WNS shall inform BA promptly of the fact prior to using such software so long as it is reasonably practicable to so inform BA or if it is not so practicable, promptly after WNS becoming aware of the fact. Upon being so informed, BA shall be entitled to require that WNS uses its reasonable efforts to make alternative or additional arrangements (including escrow arrangements) as soon as reasonably practicable in respect of that third party software sufficient to enable BA to receive the relevant Service from a third party following termination of that Service, and BA shall pay the costs of such arrangements (which costs shall be agreed in advance with BA).

19.9 Each party will at the request of the other take all such steps and execute and procure the execution of all such assignments and other documents as may be required to confirm the full title to the Intellectual Property Rights referred to in Clause 19.3 and 19.4 (as the case may be), to assist the other party in confirming their duration or to assist the other party in connection with any applications to register or the obtaining of protection by the other party in any way whatsoever of such rights and in defending any registration which is granted anywhere in the world.

19.10 WNS shall ensure that the author(s) of any copyright work which forms part of the Intellectual Property Rights referred to in Clause 19.3 shall waive all moral rights which the author(s) may otherwise have in relation to that work under Chapter IV of Part I of the Copyright Designs and Patents Act 1988 and any corresponding foreign rights.

19.11 WNS warrants that, to the extent that the Intellectual Property Rights referred to in Clauses 19.3 or 19.5 do not consist of Intellectual Property Rights owned by BA or a member of the BA Group, it is free to assign (in the case of Clause 19.3) or licence (in the case of Clause 19.5) the Intellectual Property Rights at its sole discretion without any third party claims, liens, charges and encumbrances of any kind.

19.12 WNS warrants that the Intellectual Property Rights referred to in Clauses
19.3 and 19.5 will not infringe the Intellectual Property Rights of any third party.

19.13 Without prejudice to any other rights or remedies of BA, WNS shall indemnify BA and each member of the BA Group, its directors, employees, agents and sub-contractors from time to time in full and on demand and keep the same indemnified from and against all Losses arising from any claim of alleged or actual infringement of any Intellectual Property Rights of third parties arising out of or in connection with an alleged or actual breach of the warranties set out at Clauses 19.11 and 19.12. WNS will not be liable to BA under the provisions of this clause or for any breach of Clauses 19.11 and 19.12 to the extent that any infringement of a third party's Intellectual Property Rights is caused by an item created by WNS and such item was designed at BA's request and following BA's specific instructions as to how the item should be designed or developed.

19.14 BA shall give to WNS prompt notice of any claim made or action threatened or brought against BA or any member of the BA Group, its directors, employees, agents or sub-contractors covered by the indemnity set out in Clause 19.13 above and shall forward to WNS all proceedings and other documents received in connection therewith and BA shall permit WNS at WNS' expense to conduct any litigation which may ensue and all negotiations for a settlement of any claim, giving WNS all reasonable assistance at WNS' expense. WNS shall keep BA informed of all material matters relating to such proceedings.

19.15 If any claim covered by the indemnity set out in Clause 19.13 above prevents or is likely to prevent BA from using the Database, a Deliverable, or any other item or any associated documentation, WNS shall forthwith at its own cost and expense either:

(a)  procure for BA, or its assignee, the right to continue the use of the same;
     or

(b) replace or modify the same so that it becomes non-infringing, provided that any such replacement or modification shall not prejudice BA's beneficial use of the same and/or adversely affect the performance and functionality of the same and that such replacement or modification will be carried out promptly, so as to avoid any interruption in BA' business operations.

In the event that BA's use thereof is prevented WNS will, within 50 working days of BA notifying it of the fact, provide alternative emergency replacements for the use of BA until such modifications or permanent replacements have been made or are ready for installation.

19.16 If WNS fails to remedy the situation in accordance with Clause 19.15 above, BA shall, without prejudice to any other rights or remedies that it may be entitled to hereunder or at law, be entitled to terminate the relevant Service.

19.17 WNS will, on demand and in any event upon termination of this Agreement for whatever reason, return (or procure the return of) to BA all originals and copies of the Database, Deliverables, BA Materials and any other item the Intellectual Property Rights in which vest in BA which are in its possession or the possession of any

Permitted Contractor. BA will not act unreasonably when exercising its rights under this clause.

19.18 If a party becomes aware of any possible, actual or threatened infringement of the other party's Intellectual Property Rights, that party shall immediately notify the other in writing and provide full particulars of such infringement. Each party undertakes to provide all reasonably required co-operation and assistance to the party that owns the relevant Intellectual Property Rights in any proceedings taken in respect of them, including being joined as a party to such proceedings if the other party so requires.

19.19 Subject to Clause 19.20, BA grants and will procure that any member of the BA Group will grant a non-exclusive licence to WNS to utilise such of the Intellectual Property Rights owned by BA or any member of the BA Group as are necessary to allow WNS to provide the Services or otherwise fulfil its obligations under this Agreement and any SLA for the sole purpose of providing the Services or otherwise fulfilling such obligations. The licence shall terminate automatically upon termination of this Agreement. WNS may sub-license the aforesaid Intellectual Property Rights to its Permitted Contractors for the same purpose referred to above provided that the appointment of such a Permitted Contractor is in accordance with the terms of this Agreement.

19.20 Where, as part of providing the Services, WNS is required to make use of any BA trade marks or any BA Group trade marks (whether registered or not), any such use must be expressly agreed in the relevant SLA, and unless expressly agreed otherwise in the relevant SLA WNS agrees that such use will be on a non-exclusive, non-transferable basis and be:

(a) subject to WNS complying at all times with BA's "brand strategy guidelines" (available from time to time from BA);

(b)  subject to any instructions from the BA SLA Manager;

(c)  subject to approval in advance by the BA SLA Manager;

(d) on the basis that WNS shall do nothing to bring the name or reputation of BA or the BA Group or any BA trade mark or any BA Group trade mark in to disrepute;

(e)  in accordance with the relevant SLA;

(f)  terminable by BA on immediate notice.

19.21 Without prejudice to any other rights or remedies of WNS, BA shall indemnify WNS and each member of the WNS Group, its directors, employees, agents and Permitted Contractors from time to time in full and on demand and keep the same so indemnified from and against all Losses arising from any claim that Intellectual Property Rights licensed to WNS or other material supplied by BA infringe the Intellectual Property Rights of third parties provided that WNS uses such Intellectual Property Rights in accordance with the terms of this Agreement.

19.22 WNS shall give BA prompt notice of any claim made or action threatened or brought against WNS or any member of the WNS Group, its directors, employees, agents or Permitted Contractors covered by the indemnity set out in Clause 19.21 and shall forward to BA all proceedings and other documents received in connection therewith and WNS shall permit BA at BA's expense to conduct any litigation which may ensue and all negotiations for a settlement of any claim, giving BA all reasonable assistance at BA's expense. BA shall keep WNS informed of all material matters relating to such proceedings.

19.23 To the extent that any claim covered by the indemnity set out in Clause
19.21 above prevents WNS from providing the relevant Service or otherwise meeting its obligations under this Agreement or any SLA, then such claim shall constitute an event of Force Majeure and the provisions of Clause 34 shall apply, save that BA shall not be entitled to terminate the Agreement as contemplated in Clause 34.2, and BA shall take all reasonable steps to ensure that WNS can resume providing the relevant Service or otherwise meeting its obligations under this Agreement or any SLA promptly thereafter.

20.  INFORMATION SYSTEMS

20.1 BA shall maintain the BA Systems, and WNS shall maintain the WNS Systems, in each case at a level necessary to ensure effective conduct and management of the parties' obligations under this Agreement, and to enable WNS to provide and to enable BA to receive the Services in accordance with this Agreement and the SLAs.

20.2 The parties will work together, cooperate and follow any relevant instructions set out in the SLAs to ensure that there is appropriate inter-operability and inter-working with and between the BA Systems and the WNS Systems.

20.3 BA will provide WNS' Employees or Permitted Contractors with such access to the BA Systems and reasonable assistance with the operation of the BA Systems as is necessary to enable WNS to provide the Services. The parties may specify the level of access to be granted to any BA System in a relevant SLA. WNS will provide BA Employees and approved sub-contractors with access to the WNS Systems and reasonable assistance with the operation of the WNS Systems as is necessary in order to allow BA to receive the Services. The parties may specify the level of access to be granted to any WNS System in a relevant SLA.

20.4 The parties agree to cooperate to obtain all permissions and consents necessary to enable the other party to have such access as is required to (in the case of BA) the BA Systems and (in the case of WNS) the WNS Systems and to enable each party to use any relevant software or other applications on each party's IT Systems. Each party agrees to be bound by the terms of any such permissions or consents and any agreement with any third party which is relevant to such permissions or consents.

20.5 To the extent appropriate, the parties will agree in the relevant SLA, details of the format, size, formatting, relevant software versions, and other aspects of the Data and any Deliverable included in any relevant SLA together with sufficient information to avoid confusion or disruption where the Services require that WNS process the Data or that a Deliverable be communicated directly to the BA Systems. Each party shall take all steps to ensure that Data is supplied in accordance with these details, and WNS shall take all steps to ensure that each Deliverable is supplied in accordance with these details. For the avoidance of doubt, where any Existing SLA is silent on such matters the parties will continue using the same formats and the like as were being used prior to the Effective Date unless agreed to the contrary.

20.6 In the event that a Deliverable or any Data is communicated in electronic or digital form to the BA Systems directly from the WNS Systems, WNS warrants that the Deliverable or Data will not contain any viruses, bugs or things that distort the proper functioning of IT Systems, and will not otherwise disrupt or damage the BA Systems, but only to the extent that this is not caused by Data or other source material provided by a member of the BA Group.

20.7 In the event that Data is communicated in electronic or digital form via the BA Systems to the WNS Systems, BA warrants that the Data (and any accompanying material) will not contain any viruses, bugs or things that distort the proper functioning of the IT Systems, and will not otherwise disrupt or damage the WNS Systems, but only to the extent that this is not caused by Data or other source material provided by a member of the WNS Group.

20.8 WNS shall ensure that any irregularities, or abuses of the WNS Systems which will or may have a material effect on the relevant Service or the Data shall be identified promptly to the relevant BA Contract Manager.

20.9 WNS and warrants that:

(a) the performance, accuracy and functionality of the WNS Systems and all other equipment (including without limitation to any equipment reliant on imbedded chip technology) involved in the running of WNS' business and the provision of Services (but excluding the BA Systems) is not and will not be adversely affected by any date values which may be inputted into and/or used those systems; and

(b)  the WNS Systems will continue to:

     (i) handle without any reduction in functionality or performance information relating to the adoption of a single currency (the Euro) by all the Member States of the European Union or any of them under the Treaty on European Monetary Union;

     (ii) process and display data representing any amount in the Euro as they process and display data representing amounts in any other currency; and

     (iii) perform currency conversions in accordance with applicable legislation.

20.10 BA may call for a download of Data held by WNS at any time. BA must not act unreasonably when exercising its rights under this clause.

EXISTING LINK NETWORK ARRANGEMENTS

20.11 From the Commencement Date, BA agrees to make available the Link Network to WNS to allow WNS to comply with its obligations under this Agreement and, subject to earlier termination of this Agreement, to continue provision of the Services until the SITA Date or, if the parties agree that there will be a transitional period following the SITA Date to provide for the orderly transfer of the Link Network to an alternative supplier to SITA, the date upon which such transition is completed.

20.12 Until the SITA Date, BA will pay any charges rendered by SITA associated with WNS' use of the Link Network in accordance with this Agreement directly to SITA.

20.13 During the term of this Agreement and subject to Clauses 20.14 and 20.15, WNS agrees to comply at all times with any instructions given by BA in relation to WNS' use of the Link Network and to only use the Link Network to provide Services to BA in accordance with the Framework Agreement.

20.14 WNS may continue to use the Link Network prior to the SITA Date to meet its obligations under the WNS UK Business Contracts, provided that:

(a)  it does so in accordance with clause 20.15;

(b) it makes alternative arrangements (to the SITA Contract) for providing services pursuant to the WNS UK Business Contracts within the period specified in Clause 20.19; and

(c) it only uses the Link Network in the same way as it was used prior to the Commencement Date in relation to the WNS UK Business Contracts.

20.15 If BA or SITA require changes to the manner in which the Link Network is used by WNS prior to the SITA Date (or the date of completion of any transition to an alternative supplier to SITA as described in Clause 20.11 above), BA and WNS shall meet to discuss in good faith the impact any such changes will have on WNS' ability to meet its obligations under this Agreement or any SLA, and to agree what steps, if any, need to be taken to address such changes. BA and WNS acknowledge that the Link Network is on occasion used at a level that is over BA's entitlement pursuant to the SITA Contract (the EXCESS USE). BA agrees that WNS will not be in breach of this Agreement to the extent that WNS continues to use the Link Network at a level which is no higher than the Excess Use. If, in order to comply with its obligations under this Agreement, WNS needs to use the Link Network at a level which is higher than the Excess Use, it will provide BA with such prior written notice as is reasonably practicable.

20.16 BA agrees to use its reasonable endeavours to enforce any rights it has against SITA under the SITA Contract and WNS will provide any assistance BA may reasonably require to enforce such rights.

NEW LINK NETWORK ARRANGEMENTS

20.17 WNS and BA agree to commence negotiations in good faith with SITA or an alternative provider of the Link Network immediately following the Commencement Date to agree the terms of the New Contract. As part of those negotiations, the parties must meet to agree the parameters (including bandwidth requirements, expected usage levels and business continuity requirements) that accurately reflect the actual and likely future requirements and usage of the communications link that will replace the Link Network, and in sufficient detail to enable WNS to obtain representative quotations from SITA or alternative suppliers of such a link (the NECESSARY PARAMETERS). If the parties cannot agree the Necessary Parameters within 21 days, the matter shall be dealt with in accordance with Clause 26.

20.18 The parties agree to cooperate with each other and use their reasonable endeavours to agree the New Contract. If an alternative supplier to SITA is appointed the parties agree to cooperate to ensure the orderly transfer of the Link Network to the new supplier.

20.19 BA and WNS agree to use reasonable endeavours and to act in good faith to ensure that the SITA Date is achieved within 180 days from the Commencement Date. WNS agrees that provided the terms of the New Contract represent a reasonable commercial arrangement (when compared to the charges and terms generally available in the market for providing communication links the same as or similar to the Link Network) and further provided that the parties can reach agreement (at all times acting reasonably) on any costs or charges associated with the Link Network, WNS will enter into the New Contract if requested to do so by BA.

20.20 If within the period specified in Clause 20.19, WNS and SITA do not enter into the New Contract, then subject to Clause 20.21 below BA and WNS will use all reasonable endeavours and will negotiate in good faith to ensure that WNS does enter into such a contract in a timely manner thereafter. If the parties cannot agree a solution within a reasonable timeframe, the matter shall be dealt with in accordance with Clause 26.

20.21 If the SITA Date is not achieved within 180 days from the Commencement Date and provided that the dispute resolution procedure has not been initiated in accordance with Clause 20.20 or 20.17, BA may at its option at any time thereafter, require that WNS take over responsibility for providing the Link Network (the "LINK NETWORK OPTION"). If BA exercises the Link Network Option it must serve written notice on WNS (a "LINK NETWORK OPTION NOTICE"). BA may not serve any further Link Network Option Notices until all previous Link Network Option Notices have been resolved in accordance with clause and 20.22.

20.22 Within 20 Business Days from receipt of a Link Network Option Notice, WNS must provide a proposal to BA in writing specifying the supplier it proposes to use to provide the Link Network, the charges proposed by that supplier for providing the Link Network and any terms of any proposed contract with that supplier. WNS will ensure that the charges and terms are reasonable, when compared to the charges and terms generally available in the market for providing communication links the same as or similar to the Link Network. BA will then have a period of 10 Business

Days to either accept or reject WNS' proposal. If the charges and terms are reasonable, BA must accept the proposal of WNS, in which case WNS will have a further period of 20 Business Days in which to put in place any necessary agreement with the proposed supplier, which shall then be the New Contract for the purposes of determining the SITA Date and Clauses 20.25, 20.26.

20.23 If BA fails to respond within the 10 Business Day period specified in Clause 20.22 above or rejects WNS' proposal, then this shall be deemed to be a dispute as to the reasonableness of the terms of the proposal and that dispute must be resolved in accordance with Clause 26. If, as a result of the dispute resolution process, it is determined that BA's rejection of the proposal was justified then this the parties' rights and obligations under Clauses 20.11 to
20.24 will continue (including BA's right to issue subsequent Link Network Option Notices), but without prejudice to BA's rights elsewhere in this Agreement.

20.24 If WNS fails to submit a proposal within the 20 Business Day period specified in Clause 20.22 above, WNS will be deemed to have taken responsibility for providing the Link Network (including all costs associated with it) from the day immediately following the expiry of that period and BA's obligations under Clauses 20.11 to 20.23 will, at that point, terminate automatically.

LINK NETWORK OBLIGATIONS AFTER THE SITA DATE

20.25 From the SITA Date, WNS will be responsible for all costs and charges associated with the Link Network. To the extent that the Link Network is used by WNS to provide Services to BA, WNS shall be entitled to recover that component of such costs and charges from BA in addition to any amounts payable by BA under Clause 9. WNS shall invoice BA for such costs and charges on a basis to be agreed between the parties in the course of agreeing the New Contract.

20.26 From the SITA Date, each party agrees to:

(a)  comply at all times with the provisions of the New Contract;

(b) comply with any relevant obligations and restrictions in relation to that party's use of or access to the Link Network; and

(c) not do anything reasonably likely to prevent the other party from complying with paragraphs (a) and (b) above.

20.27 If at any time after the SITA Date the Link Network becomes insufficient to meet BA's requirements or to allow WNS to meet its obligations under this Agreement, then subject to Clause 20.30, any required upgrade, modification or replacement of the Link Network and the arrangements thereto shall be treated as a Change in accordance with Clause 23.

LIABILITY REGARDING THE LINK NETWORK

20.28 Prior to the SITA Date, BA shall comply with the terms of the SITA Contract and will cooperate with SITA in relation to the provision of the Link Network. BA shall not be liable for the acts or defaults of SITA unless that act or default arises as a result of a breach by BA of the terms of the SITA Contract or its obligations under this Agreement. Prior to the SITA Date, WNS shall not be in breach of its obligations to provide the Services under this Agreement to the extent that the fact or matter which would otherwise constitute such a breach results from the unavailability of the Link Network provided that such unavailability has not been caused by a breach by WNS of its obligations under this Agreement. Nothing in this Clause affects the parties' rights and obligations under Clauses 20.1 to 20.4 or Clause 20.30.

20.29 After the SITA Date, SITA or any party that replaces SITA as the provider of the Link Network will be deemed to be a Permitted Contractor for the purposes of this Agreement.

CRITICAL EVENTS RELATING TO IT SYSTEMS

20.30 The parties acknowledge that the continued operation of the Link Network is critical to WNS being able to provide the Services and to BA being able to receive them. If at any time the Link Network becomes or is reasonably likely to become unavailable for a significant period of time, then the parties shall meet to discuss in good faith what steps need to be taken to ensure that WNS is able to continue to provide the Services and to enable BA to continue to receive them. This Clause 20.30 is without limitation to the parties' rights and obligations elsewhere under this Agreement or under the Disaster Recovery Plan.

20.31 For the avoidance of doubt, nothing in Clauses 20.11 to 20.30 affects the parties' obligations under Clause 5 of terms and conditions attached to the Offer to Sell.

21.  DATA PROTECTION AND DATA SECURITY

21.1 WNS must only act on and in accordance with instructions from BA regarding the Processing of Personal Data contained in or provided pursuant to this Agreement including without limitation its Schedules, Appendices and SLAs. BA hereby instructs WNS to Process Personal Data only so far as is reasonably necessary for the provision of the Services or other performance of WNS' obligations under this Agreement and any applicable SLA. For the avoidance of doubt, the execution of a SLA by the parties will, for the purposes of this Clause 21, constitute the giving of instructions by BA for WNS to Process Personal Data so far as is reasonably necessary to provide the Services to which that SLA relates.

21.2 Without limitation to Clause 21.1, WNS will not otherwise modify, amend or alter the contents of the Personal Data or disclose, transfer or permit the disclosure of any of the Personal Data to any third party unless specifically authorised under an SLA or in writing by BA.

21.3 WNS shall ensure that it has in place and enforces appropriate technical and organisational measures and documented procedures against unauthorised or unlawful Processing of Personal Data and against accidental loss or destruction of or damage to Personal Data. In relation to the matters covered by the Data Security Measures compliance with the Data Security Measures shall be regarded as compliance with the obligation in the preceding sentence. If, in the reasonable opinion of BA, the Data Security Measures no longer contain appropriate technical and organisational measures to take against unauthorised or unlawful Processing of Personal Data, then BA will amend the Data Security Measures and WNS will implement any amendments within a reasonable timescale to be specified by BA.

21.4 Upon request from BA, WNS shall inform BA of the measures and procedures it has in place to comply with Clause 21.3 in relation to matters not covered by the Data Security Measures and shall make any changes and take such other measures as BA may reasonably require to ensure that it does so comply.

21.5 WNS must implement and comply with the Data Security Measures.

21.6 WNS will, at BA's cost but calculated on a basis to be reasonably agreed between the parties, co-operate as reasonably requested by BA to enable BA to comply with any exercise of rights by a Data Subject under the Data Protection Act in respect of Personal Data Processed by WNS under this Agreement, to comply with any assessment, enquiry, notice or investigation by the UK Information Commissioner, or to comply with BA's obligations under the Data Protection Act, any other applicable laws relating to data protection or use of data or in respect of the Personal Data generally. The said co-operation shall include the provision of all Data required by BA within the timescale specified by BA.

21.7 WNS will appoint and identify to BA a named individual within WNS to act as a point of contact for any enquiries from BA or the UK Information Commissioner relating to Personal Data and to take responsibility for data protection compliance.

21.8 WNS shall put and keep in place a contractually binding policy applicable to all its employees, Permitted Contractors and temporary staff providing the Services in the terms of Appendix A and shall enforce such policy by contractual or disciplinary action if necessary.

21.9 WNS will not transfer the Personal Data to any country outside the European Economic Area without the prior written consent of BA or as otherwise required in a SLA.

21.10 Other than to the extent necessary to comply with its obligations under this Agreement, WNS must cease Processing the Personal Data immediately upon the termination or expiry of this Agreement or, if sooner, of the Service to which it relates and as soon as possible thereafter return to BA the Personal Data and any copies of it or of the information it contains and WNS shall confirm in writing that this Clause 21.10 has been complied with in full.

21.11 WNS shall not subcontract to any third party (including any member of the WNS Group) any Processing of Personal Data on behalf of BA or a member of the BA Group unless the following requirements and any other applicable requirements in this Agreement have first been complied with:

(a) WNS has supplied to BA such information as BA may require to ascertain that the subcontractor has the ability to comply with the Seventh Principle (as described in the Data Protection Act); and

(b) the subcontractor has undertaken to BA in writing to be bound by terms equivalent to this Clause 21 (including, without limitation, the requirement to comply with the Data Security Measures),

save that BA acknowledges that the criterion referred to in paragraph (a) has been satisfied in relation to WNS India.

21.12 BA shall indemnify and keep indemnified WNS and any member of the WNS Group, its directors, employees, and Permitted Contractors, from time to time, in full and on demand, and keep the same so indemnified from and against all Losses arising out of or in connection with any breach of any relevant data protection legislation caused by:

(a)  an act or omission of BA or a member of the BA Group; or

(b) an act or omission of WNS or any member of the WNS Group, any Permitted Contractor, director, manager, secretary or similar officer or employee thereof that is done (or omitted to be done) in accordance with the instructions of BA or a member of the BA Group and is not in breach of WNS' obligations under this Clause 21.

21.13 WNS shall indemnify and keep indemnified BA and each member of the BA Group, its directors, employees, agents and subcontractors, from time to time, in full and on demand, and keep the same so indemnified from and against all Losses arising out of or in connection with any breach of any relevant data protection legislation caused by an act or omission of WNS, any Permitted Contractor, director, manager, secretary or similar officer or employee thereof other than an act or omission that is:

(a)  done (or omitted to be done) in accordance with the instructions of BA; or

(b)  done in accordance with WNS' obligations under this Clause 21.

21.14 For the avoidance of doubt, in relation to each of the indemnities given in Clauses 21.12 and 21.13 the indemnity shall not apply to criminal offences committed by the relevant indemnified party or its officers or employees.

21.15 Where Personal Data is Processed by WNS, its Permitted Contractors or employees under or in connection with this Agreement, WNS, its Permitted Contractors and employees shall:

(a) to the best of their knowledge, Process the Personal Data in accordance with the rights of Data Subjects under the Act and not do or permit anything to be done which is likely to cause BA in any way to be in breach of the Act; and

(b) ensure, if Personal Data is obtained by WNS directly from a third party outside of the BA Group in the course of providing the Services, that any necessary consents from the Data Subjects have been obtained and any necessary notices have been given to enable WNS and BA to use the Personal Data for the intended purpose, at a cost to be agreed between the parties.

21.16 WNS shall ensure that it and its Permitted Contractors and employees have the necessary legal authority in any country where any Processing of Personal Data will take place under this Agreement in order to carry out the Processing, and undertakes to comply with any data protection laws and other laws governing the use of data which are applicable in such country.

21.17 WNS shall at its own cost permit BA, BA's agents, the UK Information Commissioner or any other data protection authority at any time upon seven days' written notice to have escorted access to the appropriate parts of WNS' Premises, systems and equipment to enable BA, its agents or the relevant authority to inspect the same and to inspect procedures, data files and documentation for the purposes of monitoring compliance with Clause 21 of this Agreement. Such inspection shall not relieve WNS of any of its obligations under Clause 21.

21.18 In the event that the UK Information Commissioner or any other competent data protection authority should determine that any term of this Agreement or any Processing of Personal Data under this Agreement is incompatible with applicable data protection laws, the parties will amend this Agreement or take appropriate steps to cease or modify the Processing as soon as possible. In the event that an amendment to this Agreement is required each party shall bear its own costs of making the amendment. In the event that a cessation or modification of the Processing is required, the resulting costs will be borne by WNS if the authority's determination arose because WNS has breached its relevant obligations under this Clause 21. In any other case where cessation or modification is required under this clause, BA shall bear the reasonable costs of carrying out the required cessation or modification.

21.19 For the avoidance of doubt, nothing in this clause relieves BA or any member of the BA Group of the obligation of ensuring that its own practices comply with the requirements of any relevant data protection legislation, including registration and notification requirements under the Data Protection Act.

21.20 In the event that WNS' compliance with instructions given by BA or under an SLA would require WNS to Process Data in a manner that would place WNS in breach of its obligations under this Clause 21, WNS shall not be required to comply with those instructions provided that WNS promptly notifies BA of the situation after becoming aware of it. The parties shall then discuss in good faith what measures will need to be taken to resolve the situation.

21.21 Any reference to BA in Clauses 21.1, 21.2, 21.6, 21.9, 21.10, 21.15, 21.17
and 21.20 shall, in relation to any Processing of Personal Data controlled by another member of the BA Group, be deemed to include a reference to that member of the BA Group.

22.  DATA SECURITY MEASURES

22.1 The Data Security Measures with which WNS must comply are set out in
Schedule 7 (as amended from time to time).

22.2 At least once a year on a date agreed between the parties, WNS shall co-operate with BA and give BA all necessary access to enable the parties to conduct a joint security review of WNS' information technology security arrangements (a SECURITY REVIEW).

22.3 Each Security Review shall cover such technical arrangements (such as segregation of networks, secure gateways, secure areas for WNS staff, partitioning of duties, auditing, monitoring and business continuity) and acceptable levels of performance as are reasonably specified by BA. BA must act reasonably and in a manner commensurate with its treatment of other suppliers of similar services to BA when conducting a Security Review.

22.4 WNS shall implement within 3 months any changes required as a result of a Security Review, and the parties will discuss in good faith how the costs of such implementation will be allocated, save that the cost of any changes arising from the Security Review conducted in December 2001 shall be borne by BA. Any dispute as a result of such discussions will be handled in accordance with Clause 26.

23.  CHANGE PROCEDURE

23.1 At any time a BA Contract Manager or a WNS Contract Manager may request a change, to a Service and/or SLA and if such change:

(a) is a significant change in the nature, level and/or extent of the Services or Service Levels or in the manner in which WNS provides or is to provide the Services; or

(b) will result in a 10% increase or decrease in the aggregate Charges payable under the relevant SLA for a month,

(a CHANGE) it shall not be effective unless agreed by BA and WNS in accordance with the terms herein and recorded by the BA and WNS Contracts Managers respectively by completing and signing a Change Order and, where there are resulting Charges or changes to Charges, a Purchase Order.

23.2 Any references in this Agreement to the Services, the Service Levels and the information set out in the Schedules shall be deemed to be amended with any agreed change from the date such Change is agreed and thereafter WNS shall perform the Services on the basis of this Agreement as so amended unless otherwise required by the Regulations.

23.3 BA or WNS may request a Change by giving notice in writing to the BA or WNS Contract Manager (as applicable). The notice shall specify details of the proposed Change including the proposed date of implementation.


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

23.4 BA and WNS shall negotiate amicably and in good faith to agree any Change in accordance with the procedure set out in Clause 23.5. If a Change is required to prevent non-compliance with the Regulations BA shall, subject to WNS giving BA prior written notice of the same as soon as reasonably practicable, only be entitled to refuse the Change if and to the extent that BA reasonably believes it will not achieve the intended compliance in which case BA shall have responsibility for ensuring its own compliance.

23.5 The procedure and timetable for implementing such change, subject to such agreement, are as follows:

(a) WNS shall produce an evaluation report of the proposed Change which will cover any resource requirements, likely implementation date (if the change date has not been specified by BA) and any charge or charging principle proposed by WNS for the implementation. Such report will be produced within 15 Business Days of the notice of the proposed Change;

(b) the report will be considered by BA and BA will notify WNS in writing within 15 Business Days of receipt of the report whether or not it agrees with the content of the report and/or whether or not, if the Change has not already been implemented, to request WNS to proceed with the proposed Change in accordance with the evaluation report and if required, a Purchase Order;

(c) if BA and WNS agree on the implementation of the Change in accordance with the evaluation report, the Change, including a Change to the Charges, if any, shall be approved by the applicable BA and WNS Contract Managers completing and signing a Change Order;

(d) if the Change includes a Change to the Charges the provisions of Clause 4.1 shall apply;

(e) if BA and WNS have not agreed on the implementation of the Change in accordance with the evaluation report within 15 Business Days of receipt of the report, the matter shall be dealt with pursuant to the Dispute Resolution Procedure. The parties shall implement any Change within 10 Business Days of an agreement under this clause or the Dispute Resolution Procedure and such change will be approved by the applicable BA and WNS Contract Manager completing and signing a Change Order and if required, a Purchase Order; and

(f) if a Change is not agreed pursuant to the Dispute Resolution Procedure or a Purchase Order has not been issued it shall not be implemented.

24.  SUB-CONTRACTING OF SERVICES

24.1 Subject to Clause 24.3, WNS shall not be entitled to appoint a contractor for the provision of all or any part of the Services without the prior written consent of BA (PERMITTED CONTRACTOR) (such consent shall not be unreasonably withheld).


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

24.2 In the event that WNS appoints a Permitted Contractor WNS shall as between BA and WNS be liable for the acts and omissions of the Permitted Contractor as if they were WNS' own acts or omissions including, but not limited to, compliance with the Service Levels and any obligations hereunder. WNS shall on written request notify BA of any agents or contractors engaged by it to provide the Services.

24.3 The parties agree that for the purposes of this Clause 24, a member of the WNS Group in which the Guarantor has a 100% direct or indirect interest shall be a Permitted Contractor.

24.4 Nothing in this Clause 24 shall override the requirements of Clause 21.11.

25.  CONTRACT MANAGEMENT

25.1 (a) The BA Contract Manager shall be the principal point of contact for WNS for matters arising out of, or in connection with this Agreement including, without limitation, managing the contractual relationship between BA and WNS in relation to the Services.

(b) The WNS Contract Manager shall be the principal point of contact for BA for matters arising out of, or in connection with this Agreement including, without limitation, managing the contractual relationship between WNS and BA in relation to the Services.

(c) The applicable WNS SLA Manager shall have day to day responsibility for the implementation and provision of the relevant Service to BA.

(d) The applicable BA SLA Manager and applicable WNS SLA Manager shall be authorised representatives of BA and WNS respectively and shall each be empowered to act on behalf of them in connection with the provision of the relevant Service under an SLA except in respect of matters which are expressly reserved in this Agreement to any other person or group of persons. Except as otherwise set out in this Agreement, any notice, information instruction or other communication given or made to any of them is deemed to have been given or made to BA or WNS as the case may be. If there is any inconsistency between this Clause 25.1 and Clause 47, Clause 47 shall prevail.

(e) The WNS Contract Manager and the BA Contract Manager shall meet as often as set out in Clause 6.6 and otherwise communicate with each other as often as may reasonably be necessary in order to facilitate the efficient delivery by WNS of the Services.

26.  DISPUTE RESOLUTION

26.1 BA and WNS shall negotiate amicably and in good faith with a view to resolving any question or difference which may arise concerning the construction, meaning or effect of this Agreement and any dispute arising out of, or in connection with, this Agreement. If any such matter or any matter to be agreed between BA and WNS cannot be resolved amicably through negotiations between the applicable BA SLA Manager and WNS SLA Manager then it shall in the first instance be referred by

BA or WNS to a meeting to be convened between the relevant BA Senior Manager, the BA Contract Manager, the relevant WNS Senior Manager and the WNS Contract Manager. If any such meeting fails to result in a settlement within 20 days of such referral to it (or it is not possible to complete such a meeting within this period) then it shall in the second instance be referred by BA or WNS to a meeting to be convened between Managing Director of WNS and Director of Procurement of BA. If the meetings convened pursuant to Clause 26.1 fail to result in a settlement within the final 20 day period referred to in that clause (or it is not possible to complete such a meeting within this period) then:

(a) a dispute in connection with the calculation of the charges payable pursuant to a potential New Contract under Clauses 20.17, 20.20 or 20.22, Charges, Prevailing Market Standards or a Shortfall shall be referred for final settlement to an independent chartered accountant qualified in England and Wales jointly nominated by both parties or failing such nomination within 10 Business Days after either party's written request to the other, nominated at the written request of either party by the President of the Institute of Chartered Accountants in England and Wales or any successor body to that Institute or (if he or she is unavailable) by his or her deputy or designate (for the purposes of that dispute, the EXPERT); or

(b) a dispute in connection with the reasonableness of the terms of a potential New Contract under Clauses 20.20 or 20.22, or the proposed Necessary Parameters under Clauses 20.17 shall be referred for final settlement to an independent technical expert jointly nominated by both parties or failing such nomination within 10 Business Days after either party's written request to the other, nominated at the written request of either party by the Institute of Electrical Engineers or any successor body to that Institute or (if he or she is unavailable) by his or her deputy or designate (for the purposes of that dispute, the EXPERT); or

(c) a dispute in connection with the reasonableness of a royalty referred to in Clause 19.7(b)(iii) or the allocation of costs of changes required after a Security Review as referred to in Clause 22.4 shall be referred for final settlement to an independent technical expert jointly nominated by both parties or failing such nomination within 10 Business Days after either party's written request to the other, nominated at the written request of either party by the Computing Services & Software Association or any successor body to that Association or (if he or she is unavailable) by his or her deputy or designate (for the purposes of that dispute, the EXPERT); or

(d)  any other dispute shall be dealt with in accordance with Clause 38.

26.2 The parties agree to supply the Expert with the assistance, documents and information he/she reasonably requires for the purpose of his/her determination. Each party shall have a reasonable opportunity to present its case to the Expert.

26.3 BA and WNS agree that in all cases the terms of appointment of the Expert shall include a requirement on the Expert:

(a) to give his determination within 15 Business Days of his appointment or such other period as may be agreed;

(b) to establish his own reasonable procedures to enable him to give his determination; and

(c)  to provide a written statement of his decision to the parties.

26.4 Any decision by the Expert (an EXPERT'S DECISION) shall be final and binding on the parties in the absence of manifest error. The Expert shall act as an expert and not an arbitrator; the Expert's Decision shall not be a quasi-judicial procedure. The costs of the Expert shall be borne equally between the parties, unless the Expert determines otherwise.

26.5 Subject to the terms of this Agreement, while the Dispute Resolution Procedure is being followed, both BA and WNS shall be obliged to fulfill in full their respective obligations under this Agreement.

27.  STAFF AND SECURITY

27.1 The parties accept that on the termination of this Agreement (whether in whole or in respect of the provision of some or all of the Services and howsoever occasioned) or on exercise of the Take Back Right, WNS Employees assigned to the provision of the Services may transfer to BA or to WNS' successor(s) assuming responsibility for providing such services, by virtue of the Transfer Regulations and (if and to the extent the Transfer Regulations apply) the following provisions shall apply in connection therewith:-

(a) WNS shall perform and discharge all its obligations (whether arising under contract, statute or common law) in respect of those WNS Employees for its own account up to and including the relevant Transfer Date including, without limitation, discharging all costs and expenses relating to, payable or accruing in respect of, those WNS Employees up to and including the relevant Transfer Date;

(b) WNS agrees to indemnify BA and any member of the BA Group, and WNS' successor(s) (with BA acting for itself and as trustee for WNS' successor(s)) and their directors, officers, employees, agents and subcontractors from time to time, in full and on demand, and keep the same so indemnified, from and against all losses which are made or brought against or incurred or suffered by BA or any member of the BA Group, WNS' successors or their directors, officers, employees, agents or sub contractors from time to time to the extent directly and solely resulting from the below whether or not such losses or the consequences following were foreseeable at the date of entering this Agreement (whether incurred directly by BA or any member of the BA Group or as a result of any indemnity in respect thereof given by BA to WNS' successor(s)):

     Losses which relate to or arise out of any act or omission by WNS or any other event or occurrence prior to the relevant Transfer Date and which BA or

     WNS' successor(s) may incur in relation to any Contract of Employment or Collective Agreement concerning any of those WNS Employees pursuant to the provisions of the Transfer Regulations or any such matter relating to or arising out of:

     (i) WNS' rights, powers, duties and/or liabilities (including, without limitation, any taxation) under or in connection with any such Contract of Employment or Collective Agreement, which rights, powers, duties and / or liabilities (as the case may be) are or will be transferred to BA or WNS' successor(s) in accordance with the Transfer Regulations; or

     (ii) anything done or omitted before the relevant Transfer Date by or in relation to WNS in respect of any such Contract of Employment or Collective Agreement for any relevant WNS Employee, which is deemed by the Transfer Regulations to have been done or omitted by or in relation to BA or WNS' successor(s); or

     (iii) WNS' failure to comply with its obligations to inform and consult with those WNS Employees or any of them pursuant to the Transfer Regulations at any time; and

(c) BA agrees to indemnify WNS and any member of the WNS Group and their directors, employees, agents and subcontractors from time to time, in full and on demand, and keep the same so indemnified, from and against all losses which are made or brought against or incurred or suffered by WNS or any member of the WNS Group or their directors, employees, agents or sub contractors from time to time to the extent directly and solely resulting from the below whether or not such losses or the consequences following were foreseeable at the date of entering this Agreement:

     Losses which relate to or arise out of any act or omission, breach or default, by BA or WNS' successor(s) either prior to or after the relevant Transfer Date and which WNS may incur as a result of claims for breach of Regulation 5(5) of the Transfer Regulations.

27.2 To facilitate such transfers and any tender process BA wishes to commence, WNS will:

(a) make or use all reasonable efforts to provide to BA within 6 weeks of receipt of written notice from BA at any time to WNS but subject to obtaining any necessary statutory consents, an information pack containing the following full and accurate details in all material respects of all WNS
     Employees: numbers of employees, details of pay and benefits (including pensions), length of service, terms and conditions of employment, job title and descriptions, documents on working hours and/or rest periods, disciplinary and sickness records, staff duty allocations, applicable collective agreements, employees on secondment, maternity leave, career breaks, long term sickness, or other leave of absences who are due or have a right to return to the Services;

(b) at the request of BA use reasonable endeavours to obtain any necessary consents from WNS Employees;

(c) comply fully with any obligations which fall on it pursuant to Regulation 10 of the Transfer Regulations in respect of WNS Employees (or any of them).

27.3 BA shall have the right to pass the details under Clause 27.2(a) to potential replacement service providers and to benchmarking companies, subject to such persons entering into a confidentiality agreement with BA and subject to obtaining any necessary statutory consents.

27.4 WNS shall not without the prior written consent of BA (such consent not to be unreasonably withheld) during the period from any notice to terminate this Agreement up to and including the actual date of termination, or in the six months prior to expiry of this Agreement:

(a)  give notice to terminate, or terminate the employment of any WNS Employee;
     or

(b)  withdraw any such WNS Employee from the performance of the Services; or

(c) recruit any person or re-deploy any other employee to work wholly or mainly in the provision of the Services; or

(d) vary the contractual terms of employment (including for the avoidance of doubt but without limitation, the level of remuneration of the provision of any other benefit) of any WNS Employee.

27.5 Both parties shall endeavour to allow the other party or its agents or subcontractors such reasonable access to premises where the Services is performed as is necessary to enable the fulfilment of this Agreement subject to complying with all reasonable restrictions and conditions imposed without access, including without limitation safety and security requirements.

RECRUITMENT

(a) WNS shall use all reasonable endeavours (to the extent it is lawful to do so) in its recruitment process to ensure that no WNS Employees have been convicted of any offence involving theft, fraud or dishonesty.

(b) WNS shall consult regularly with BA concerning the level of security checks to be carried out by it or its contractors on new WNS Employees and make any reasonable and proper changes to its recruitment procedures reasonably recommended by BA as a result of such consultations.

BA SECURITY REGULATIONS

(c) WNS will (a) ensure that all WNS Employees who are on or visit BA Premises are provided with a copy of and agree to be bound by, and (b) use all reasonable endeavours to ensure that all WNS Employees who are on or visit


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     BA Premises have read, understood and comply with, BA's "Right of Search"
     policy and other relevant security policies published by BA and notified in writing to WNS from time to time prior to visiting BA Premises.

(d) WNS shall ensure that all WNS Employees who are required to enter or leave any BA Premises are aware that whilst on BA Premises BA or persons authorised on BA's behalf may challenge persons who do not visibly display any proof of identity or who behave suspiciously and when they have reasonable grounds to do so, may stop and require WNS and/or police to search any WNS Employees, their vehicles and any articles they may be carrying with them to ascertain whether they are carrying unauthorised items.

(e) In the event that any WNS Employee involved in the performance of the Services or in performing other services from WNS' Premises:

     (i)  is convicted of any offence involving theft, fraud or dishonesty; or

     (ii) is reasonably suspected by BA of being involved in any such offence or in any form of dishonesty (including theft); or

     (iii) is reasonably suspected by BA to be a person who intends to or is likely to enable or allow others to commit any such offence or any acts of dishonesty (including theft); or

     (iv) causes, or BA reasonably believes is likely to or intends to cause, loss or damage to BA or to its reputation; or

     (v)  unreasonably refuses to submit to a BA security search; or

     (vi) breaches WNS' security procedures or security regulations or any generally applicable rules or procedures in force at WNS' Premises,

     BA shall (as soon as it first becomes aware of the relevant event or circumstance) promptly notify WNS and WNS shall, if requested by BA, at the cost and expense of WNS, remove the person concerned from the performance of the Services.

28.  ACCESS AND RECORDS

28.1 If requested by the BA Contract Manager, WNS shall use reasonable endeavours to provide a dedicated on site office at the relevant WNS Premises, (the size, position and facilities as agreed between the parties) at such charges as specified in the SLA or, if no charges are specified, at commercially reasonable rates.

28.2 Subject to Clause 27.5(d), BA shall permit WNS Employees to have such access at no cost to WNS to BA Premises as they reasonably require to deliver the Services.

28.3 If specified in an SLA, BA shall be entitled at all times to have an agreed number of its employees present at WNS' Premises (such agreement not to be


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unreasonably withheld) for the purpose of monitoring the performance by WNS of its obligations under this Agreement. Subject to Clause 27.2 and 27.5(b), WNS shall afford such employees access to all areas of its operations and premises at which the Services are provided as may be reasonably requested to enable the employees of BA to monitor the performance by WNS of the Services.

28.4 Upon reasonable notice and during normal business hours at its office, once per year WNS shall permit access to and provide such assistance as BA may require to inspect, audit and review all books, time sheets, project management documentation, standards, backup and security policies and procedures, equipment, records, computer records, correspondence, instructions, receipts and memoranda of WNS in relation to this Agreement. BA shall further have the right twice per year to audit all computer code (in whatever format) used or produced by WNS or any of its Permitted Contractors in connection with this Agreement.

28.5 WNS shall keep detailed records of all activities carried out in connection with the provision of the Services and shall make such records available for inspection and/or provide copies to BA and its professional advisers on the request of the BA Contract Manager. WNS shall hold such records as are relevant and material for a period of 3 years (or such other period as is agreed by the parties or as may be required by law) from the date on which the relevant Service was provided. Without prejudice to the foregoing:

(a) WNS shall maintain books of accounts in relation to the provision of the Services to BA (ACCOUNTING RECORDS);

(b) BA shall be permitted to carry out audit reviews of the Accounting Records at BA's expense (save in a case where an overpayment of Charges, Expenses or Shortfall is revealed in which event such review will be at the expense of WNS) and shall use all reasonable endeavours to minimise any disruption to WNS in respect thereof. To this end WNS shall allow BA and its professional advisers necessary access on 3 Business Days prior written notice during normal business hours on any Business Day and, for this purpose, to any premises at which such records are located;

(c) BA and its professional advisers will have such access to WNS' Premises on 3 Business Days prior written notice during normal business hours on any Business Day as is reasonably necessary to be able to audit the adequacy of WNS' controls over the management, development and provision of the Services, except that no such prior written notice shall be required for audits into the performance of Service Levels;

(d) WNS shall use reasonable endeavours to procure that BA's rights set out in Clause 28.5(b) and 28.5(c) shall be incorporated into those contracts with Permitted Contractors into which WNS may enter in connection with the provision of the Services; and

(e) WNS shall ensure that it has at all times adequate systems and procedures to identify, locate and quantify any equipment, goods or property issued to it by or on behalf of BA to provide the Services to BA.


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REDACTED     CONFIDENTIAL TREATMENT REQUESTED
             The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission.

28.6 WNS will at BA's cost cooperate fully with any reasonable requirements of BA Investigations or BA Internal Audit provided that WNS will not be liable for any failure to provide the Services if such failure is as a direct result of its complying with such requirement unless an investigation reveals that WNS was in material breach of this Agreement or as a result of overcharging by WNS.

29.  TRAINING

29.1 WNS shall be responsible for the costs of the following training in relation to the Services:

-    generic industry skills training;

-    induction training; and

-    any refresher training required following the BA Training.

29.2 In relation to an Additional Service or following a Change to an Existing Service or WNS Group Service, BA shall be responsible for the cost (including travel, accommodation and reasonable out-of-pocket expenses) of training (the BA TRAINING) a reasonable number of WNS Employees (for the purposes of this clause, the WNS TRAINERS) to permit it to comply with the Service Levels set out in the relevant SLA. If the parties agree that a New Service is the same or substantially the same as a Service no further training will be provided under this Clause 29.2.

29.3 Once BA has provided the BA Training if applicable, WNS shall be responsible for the cost (including travel, accommodation and reasonable out-of-pocket expenses) for the training of further WNS Employees at a rate of ****** *** *** per BA Employee providing the BA Training.

30.  TAKE BACK RIGHTS

30.1 WNS hereby grants to BA a right (the Take Back Right) to purchase the Take Back Business in accordance with this Clause 30.

30.2 BA shall only be entitled to exercise the Take Back Right pursuant to this Clause 30 if the following conditions are satisfied:

(a) a Take Back Notice has been served on WNS in accordance with Clause 30.3 on or before the date falling eighteen (18) months after the Effective Date; and

(b) there has been a persistent and catastrophic failure by WNS to deliver the Services to the BA Group at any time during the period of 18 months from the date of this Agreement (other than failures beyond the control of WNS including Force Majeure or failure of the external telecommunications infrastructure or other utilities) and whether or not constituting a material breach of this Agreement for the purposes of Clause 13.

30.3 If BA wishes to exercise the Take Back Right, BA must serve a notice (a TAKE BACK NOTICE) in writing on WNS. The Take Back Notice shall:


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(a)  set out the price proposed by BA as the Fair Take Back Price; and

(b) identify the event(s) or circumstance(s) which constitute(s) persistent and catastrophic failure of delivery of the Services.

30.4 WNS and BA shall negotiate in good faith for the period of ten (10) Business Days after receipt by WNS of the Take Back Notice from BA with a view to agreeing the Fair Take Back Price.

30.5 If WNS and BA have not agreed the Fair Take Back Price within ten (10) Business Days of the date upon which WNS received the Take Back Notice from BA an independent third party shall be appointed by agreement between the parties to determine the Fair Take Back Price. If the parties are unable to reach agreement on the identity of a suitable third party within five (5) Business Days, either party shall be entitled to request the President for the time being of the Institute of Chartered Accountants of England and Wales to appoint an internationally recognised accounting firm other than Ernst and Young or Arthur Andersen (the FIRM) to determine the Fair Take Back Price.

30.6 The Firm shall act on the following basis:

(a)  the Firm shall act as an expert and not as an arbitrator;

(b) the Firm shall be instructed to notify the parties of its determination within twenty (20) Business Days of its appointment;

(c) the Firm's determination shall, in the absence of fraud or manifest error, be final and binding upon the parties and shall be deemed to constitute the Fair Take Back Price; and

(d)  the parties shall each pay one half of the Firm's costs.

30.7 The parties shall promptly provide the Firm with all information in their respective possession or control relating to the Take Back Business (and shall provide such co-operation and assistance) as the Firm may reasonably require for the purposes of its determination. Each party shall be entitled to present to the Firm such evidence as it reasonably believes is relevant to determining the Fair Take Back Price.

30.8 Any dispute regarding whether the event(s) or circumstance(s) identified by BA in the Take Back Notice which constitute persistent and catastrophic failure of delivery of the Services in accordance with Clause 30.2(b) shall be dealt with in accordance with Clause 26.

30.9 If the event(s) and circumstance(s) leading to a persistent and catastrophic failure of delivery of the Services are rectified prior to completion of the sale and purchase of the Take Back Business and provided that BA has not exercised its right (if any) to terminate this Agreement under Clause 13 (whether in respect of the matter causing persistent and catastrophic breach or otherwise) the Take Back Notice shall lapse and this Agreement (including, without limitation, this Clause 30) shall continue with full force and effect as if the Take Back Right had never been exercised.


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30.10 Subject to Clause 30.9 in the event that BA exercises the Take Back Right:

(a) WNS shall be bound to sell or procure the sale by the relevant member of the WNS Group and BA shall be bound to purchase the Take Back Business at the Fair Take Back Price and completion of the sale and purchase of the Take Back Business shall take place on the date falling twenty (20) Business Days after the later of the date on which the Fair Take Back Price was agreed or determined or the date on which any consent or approval required in accordance with Clause 30.12 is obtained (the TAKE BACK DATE) at the registered office of WNS (or such other place as the parties may agree); and

(b) WNS will provide BA with such assistance as is reasonably requested by BA, including assistance required by each Disengagement Plan in accordance with Clause 14.

30.11 Nothing in Clause 30.10 or any Disengagement Plan shall be construed so as to require WNS to provide, licence the use of, or otherwise make available any item (including the WNS Manuals) the Intellectual Property Rights in which belong to WNS, other than on the terms set out in Clauses 19.5 and 19.6.

30.12 In the event that full effect cannot be given to the provisions in this Clause 30 without the prior consent or approval of any Regulatory Authority and it has not been possible to obtain such consent or approval on or before the Take Back Date, that date shall be postponed until such time as it has been possible to obtain such consent or approval.

30.13 Each of the parties undertakes to use all reasonable endeavours to ensure that any consents or approvals of any Regulatory Authority which are required to give full effect to the provisions of this Clause 30 are obtained as soon as reasonably practicable after the date of service of the Take Back Notice.

30.14 On completion of the sale and purchase of the Take Back Business, this Agreement (save for the provisions of this Clause 30) shall terminate in accordance with Clause 13.9.

30.15 The exercise by BA of the Take Back Right shall be without prejudice to any other rights or remedies which BA may have in respect of any fact, matter or circumstance permitting the exercise by BA of the Take Back Right whether under this Agreement or otherwise.

TRANSFER OF ASSETS/EMPLOYEES

30.16 On the Take Back Date, WNS shall:

(a) sell the Take Back Business to BA (or its nominee) on terms that BA shall get such right, title and interest in the assets comprised in the Take Back Business at the Effective Date as WNS had at the Effective Date and shall purchase the remainder of the Take Back Business free from all security interests, options, equities, claims or other third party rights (including rights of pre-emption); and


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(b)  transfer to BA (or its nominee) the Take Back Employees;

and BA shall pay WNS the Fair Take Back Price in cash to an account nominated by WNS in writing.

30.17 If for any reason the contracts of employment of any of the Take Back Employees are not automatically transferred to BA pursuant to the Transfer Regulations or the proviso to 25FF of the Indian Industrial Disputes Act 1947, BA shall offer to employ such Take Back Employees forthwith on terms and conditions no less favourable to the Take Back Employees than the terms on which they were employed immediately prior to the Take Back Date and WNS or the WNS Group shall terminate the contracts of employment of any such Take Back Employee on submission of their resignation from WNS or WNS Group employment.

30.18 BA shall be entitled by notice in writing to WNS to require WNS:

(a) subject to any third party consent, approval or waiver required, to assign or novate to BA, in each case with effect from the Take Back Date, and at BA's cost, any third party contracts to which WNS is a party (including, without limitation, property leases and software and other information technology licences) which constitute part of the Take Back Business; and

(b) to use its reasonable endeavours to obtain the consent, approval or waiver of any third party required to effect such assignment or novation.

30.19 Unless and until any relevant contract is novated or assigned in accordance with Clause 30.18, or if necessary, the consent, approval or waiver of any third party required to effect such assignment or novation is obtained, WNS shall receive and hold the benefit of the relevant contract as trustee on trust for BA with effect from the Take Back Date.

INDEMNITIES

30.20 Unless and until any relevant contract is novated or assigned in accordance with Clause 30.18, BA shall perform all the obligations of WNS under any such contracts in accordance with their terms and conditions as sub-contractor to WNS, provided that sub-contracting is permissible under the terms of such contracts and, where sub-contracting is not permissible, BA shall perform the contracts as agent for WNS and, subject to Clause 16, shall indemnify and keep indemnified WNS on an after-tax basis against all costs, claims and damages in respect thereof save to the extent that such costs, claims and damages are as a result of any wilful or negligent acts (but not omissions) on the part of WNS or any member of the WNS Group.

30.21 Nothing in this Clause 30 shall require WNS to assume any liability for any breach of contract, negligence, breach of duty or other circumstance giving rise to liability to any third party if and to the extent that such liability is attributable to any act, neglect or default of BA or any member of the BA Group in the course of the Take Back Business after the Take Back Date.


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30.22 Subject to Clause 16, BA shall indemnify WNS against any liability which
WNS may incur in respect of any such act, neglect or default as set out in Clause 30.21 (and all costs reasonably incurred by WNS in connection therewith).

30.23 Nothing in this Clause 30 shall require BA to assume any liability for any breach of contract, negligence, breach of duty or other circumstance giving rise to liability to any third party if and to the extent that such liability is attributable to any act, neglect or default of WNS or any member of the WNS Group in the course of the Take Back Business prior to the Take Back Date.

30.24 Subject to Clause 16, WNS shall indemnify BA against any liability which BA may incur in respect of any such act, neglect or default as set out in Clause
30.23 (and all costs incurred reasonably by BA in connection therewith).

FURTHER ASSURANCE/INTENT

30.25 The parties acknowledge that it is their intention that this Clause 30 should operate and be interpreted in such a way as to give BA the right and ability to carry out the Services for members of the BA Group, on its own behalf and for its own benefit.

30.26 BA undertakes to WNS that if it acquires the Take Back Business in accordance with this Clause 30, it will not use such business to provide any Services for any third parties (other than to members of the BA Group or Franchisees) for a period of two years following the Take Back Date in:

     (i)  the UK; and

     (ii) India; and

     (iii) the United States; and

     (iv) Europe; and

     (v)  the Americas; and

     (vi) Asia; and

     (vii) any other country in the world.

30.27 BA acknowledges and agrees that the application of the restriction in Clause 30.26 is no greater than is reasonable and necessary for the protection of the interests of WNS but that, if any such restriction shall be adjudged by any court of competent jurisdiction to be void or unenforceable but would be valid if part of the area thereof was reduced, the said restriction shall apply within the jurisdiction of that court with such modifications as may be necessary to make it valid and effective.

30.28 WNS agrees (so far as it is legally able and permitted to do so) to perform all further acts and things and execute and deliver such further documents, as BA may reasonably require, whether on or after Take Back Date, for the purpose of vesting in BA the right and title to the Take Back Business.


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30.29 The parties undertake to use their respective reasonable endeavours to ensure that the transfer of the Take Back Business should be effected in a tax efficient manner.

30.30 After exercise of the Take Back Notice, WNS shall use reasonable endeavours to provide BA with any information it may reasonably require from time to time regarding the operation and conduct of the Take Back Business, including, without limitation, by making its books, records and staff (to the extent that they contain some information about or have knowledge of the Take Back Business) available to BA on reasonable notice.

COMPANY'S GROUP

30.31 If some or all of the assets, rights, contracts or employees which constitute the Take Back Business involve, or are owned or employed by other members of WNS' Group, WNS shall procure that such companies comply with the terms of this clause, as if they were named as a party hereto in place of WNS.

31.  APPLICABILITY AND APPLICATION PROCESS FOR DUTY TRAVEL

31.1 WNS Employees shall only carry out overseas travel for BA in accordance with the SLA and the BA Travel Policy set out in Schedule 4.

32.  PARENT COMPANY GUARANTEE

32.1 The Guarantor unconditionally and irrevocably guarantees as a continuing obligation the proper and punctual performance by WNS of all its obligations as set out in this Agreement and any document entered into in accordance with it.

32.2 The Guarantor's liability as set out in this Agreement shall not be discharged or impaired by:

(a) any amendment to or variation of this Agreement, or any waiver of its terms, or any assignment of this Agreement or any part of it, in each case in accordance with this Agreement;

(b) any release of, or granting of time or other indulgence to, WNS or the existence or validity of any other security taken by BA in relation to this Agreement or any enforcement of or failure to enforce or the release of any such security;

(c) any winding up, dissolution, reconstruction, arrangement or reorganisation, legal limitation, incapacity or lack of corporate power or authority or other circumstances of, or any change in the constitution or corporate identity or loss of corporate identity by WNS (or any act taken by WNS in relation to any such event); or

(d) any other act, event, neglect or omission whatsoever (whether or not known to WNS or the Guarantor) which would or might (but for this clause) operate to


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     impair or discharge the Guarantor's liability under this clause or to afford the Guarantor any legal or equitable defence to its obligations under this clause.

33.  CONFIDENTIALITY

33.1 Each party undertakes to the other that it shall keep confidential, including taking such measures as may be necessary to prevent unauthorised access to, (and shall ensure that its directors, officers, employees, and Permitted Advisers keep confidential) any information and/or documentation:

(a) which it may have or acquire (whether before or after the date of this Agreement) in relation to the customers, business, assets or affairs of the other party; or

(b) which relate to the contents or subject matter of this Agreement (or any agreement or arrangement entered into pursuant to this Agreement).

Neither party shall (other than for the proper performance of its obligations under this Agreement) use for its own business purposes or disclose to any third party any such information (collectively CONFIDENTIAL INFORMATION) without the prior written consent of BA or WNS, as the case may be.

33.2 The obligations of confidentiality under Clause 33.1 shall not apply to:-

(a) information which is independently developed by the receiving party or acquired from a third party to the extent it is acquired with the right to disclose the same;

(b) the disclosure of information required to be disclosed by law, any stock exchange regulation or any binding judgment, order or requirement of any court or other competent authority;

(c) the disclosure of information to any tax authority to the extent reasonably required for the purposes of the tax affairs of the party concerned or any member of its Group;

(d) information which becomes within the public domain (otherwise than as a result of breach of this Clause 33 by the receiving party);

(e)  any announcement made in accordance with the terms of Clause 45;

(f) the disclosure of information relating to WNS' Employees by BA to any potential replacement supplier pursuant to Clause 27, or any persons referred to in Clause 28.3, provided that such parties shall agree with BA and WNS to keep such information confidential in accordance with the provisions of this Clause 33; or

(g) information required to enable a party to enforce its rights or remedies under this Agreement.


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33.3 Each party shall inform (and shall procure that any of its Affiliates shall inform, where applicable) any of its directors, officers, employees or any Permitted Advisers advising it in relation to the matters referred to in the Agreement, and any third party to whom it provides Confidential Information in accordance with the terms of this Clause 33, that such information is confidential and shall instruct them:-

(a)  to keep it confidential; and

(b) not to disclose it to any third party (other than those persons to whom it has already been disclosed in accordance with the terms of this Agreement).

The disclosing party shall remain responsible for any breach of this Clause 33 by persons to whom it has disclosed Confidential Information.

33.4 Where disclosure is made pursuant to Clause 33.2(b) or 33.2(c), such disclosure will only be made:

(a) after prior consultation with BA or WNS, as the case may be, as to the terms of such disclosure; and

(b) only to the person or persons and in the manner required by law or as otherwise agreed between the parties.

33.5 Subject to Clause 33.3, a party shall, for the avoidance of doubt, be entitled to disclose Confidential Information, subject to and in accordance with the provisions of this Clause 33, to its directors, officers, employees or Permitted Advisers.

33.6 To the extent that Confidential Information of either BA or WNS is no longer required by the other party to enable it to perform its obligations or exercise its rights hereunder, such other party shall, and shall use all reasonable endeavours to procure that its officers, agents, employees, consultants, sub-contractors and representatives shall either destroy or return such Confidential Information together with any copies, notes, transcriptions or records thereof in its control, power or possession to the disclosing party forthwith upon demand but in any event shall return or on the request of the disclosing party destroy the disclosing party's Confidential Information and all copies of the same upon the termination of this Agreement or as otherwise required by any law or regulation.

34.  FORCE MAJEURE

34.1 If any party is prevented, hindered or delayed from or in performing any of its obligations under this Agreement (other than an obligation to pay money) by Force Majeure, then:

(a) that party's obligations under this Agreement shall be suspended for so long as the Force Majeure continues and to the extent that that party is so prevented, hindered or delayed, subject always to complying with this clause;

(b) as soon as reasonably possible and in any event within one (1) day after commencement of the Force Majeure, that party shall notify the other party in


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     writing of the occurrence of the Force Majeure and the date of commencement of the Force Majeure and within 7 Business Days of such notification, advise the other party of the effects and likely duration of the Force Majeure on its ability to perform its obligations under this Agreement;

(c) that party shall use all reasonable efforts to mitigate the effects of the Force Majeure upon the performance of its obligations under this Agreement; and

(d) as soon as reasonably possible and in any event within three (3) days of cessation of the Force Majeure, that party shall notify the other party in writing of the cessation of the Force Majeure and shall resume performance of its obligations under this Agreement.

34.2 Subject to Clause 19.23, if any Force Majeure preventing WNS from providing any or all of the Services in accordance with this Agreement prevails for a continuous period in excess of 30 days or 60 days in aggregate in any period of 12 months, then BA shall be entitled to terminate this Agreement in respect of the provision of the affected and related Services by giving not less than 5 Business Days' notice in writing to the other party, save that BA shall not be entitled to terminate this Agreement pursuant to this Clause 34.2 as a result of the Link Network becoming unavailable prior to the SITA Date due to the terms of or the withdrawal by the Indian Government of a licence (or other regulatory permission) granted to SITA in respect of the Link Network unless such unavailability relates to the provision of services by the Company to BA or any other party which were not being provided immediately prior to the Effective Date.

34.3 Neither party shall not be entitled to rely on Force Majeure or Clauses
34.1 and 34.2 to excuse it from its back up and disaster recovery obligations under this Agreement, or its obligations under Clause 20.30 (unless the Force Majeure prevents either party from complying with its obligations under Clause 20.30).

35.  TAXATION

Subject to Clause 11.10, the parties shall each be solely responsible for any taxation liability of any kind which may arise on it pursuant to this Agreement or any SLA or Purchase Order, including but not limited to any such liability in respect of WNS' or BA's respective employees, agents or sub contractors and for complying with all applicable tax Regulations.

36.  SOLICITATION

Neither party shall seek to induce any employee of the other party that is directly associated with a Service and with whom it comes into contact in the course of this Agreement to leave the other party's employment, nor shall it offer employment of any kind in any capacity to any such person(s) at any time during the duration of the provision of the service or within six calendar months after the termination of the provision of that Service, without the express prior written permission of the other party (acting in its absolute discretion) save that this Clause 36 shall not prohibit a party from employing a person who responds to a general advertisement by that party


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and shall be without prejudice to the obligations of WNS under any Disengagement
Plan.

37.  ASSIGNMENT

37.1 This Agreement is personal to the parties. Accordingly, no party shall, (except as may be provided in this clause or Clause 24) without the prior written consent (which shall not be unreasonably withheld) of the others:-

(a) assign, sub-contract, transfer or in any way deal with the legal, beneficial or other interest arising in respect of any of its rights or obligations under this Agreement;

(b) hold on trust all or any of its rights under this Agreement, or do anything which permits or may permit all or any of its rights under this Agreement to comprise or be deemed to comprise trust property or to be exercised by or for the benefit of any third party; or

(c)  purport to do any of the above.

37.2 A person who is not a party to this Agreement (including any employee, officer, agent, representative or subcontractor of either party but excluding members of the BA Group) shall have no right (whether under the Contracts (Rights of Third Parties) Act 1999 or otherwise) to enforce any term of this Agreement which expressly or by implication confers a benefit on that person without the express prior agreement in writing of the parties which agreement must be referred to this clause. The parties may vary or cancel this Agreement by agreement between them without requiring the consent of any other third party.

38.  LAW AND JURISDICTION

38.1 This Agreement and any dispute, claim suit or action or proceeding arising out of or in connection with it shall be construed in accordance with and governed by the laws of England.

38.2 The parties hereby irrevocably agree that the courts of England shall have exclusive jurisdiction to hear and decide any proceedings (including claims for set-off and counterclaim) which may arise out of or in connection with the creation, validity, effect, interpretation or performance of, or the legal relationships established by this Agreement and, for these purposes, each party hereby irrevocably submits to the jurisdiction of the courts of England.

39.  FURTHER ASSURANCES

39.1 Each party undertakes to the other that (so far as it is legally able and permitted to do so) it will do or procure to be done all such further acts and things, execute or procure the execution of all such other documents and exercise all voting rights and powers, direct and indirect, available to it in relation to any person and any company so as to ensure the punctual fulfilment, observance and performance of the provisions of this Agreement (and the other agreements referred to in this Agreement) and generally that full effect is given to the principles set out in this Agreement.

40.  WAIVER

40.1 No failure of any party to exercise, and no delay by it in exercising any right, power or remedy in connection with this Agreement (each a RIGHT), will affect that Right or operate as a waiver of that Right, nor will any single or partial exercise of any Right preclude any other further exercise of such Right or the exercise of any other Right. Any express waiver of any breach of this Agreement shall not be deemed to be a waiver of any subsequent breach.

40.2 Except as otherwise provided for in the Agreement, the Rights provided for in this Agreement are cumulative and not exclusive of any rights, powers and remedies provided by law.

41.  WHOLE AGREEMENT

41.1 This Agreement supersedes any previous written or oral agreements between the parties in relation to the matters dealt with in this Agreement and specifically supersedes those agreements expressed to be superseded in the SLAs, including the framework agreement(s) and general services agreement(s) which were in force prior to this Agreement, which the Existing SLAs were subject to, and together with the Investment Agreement and Transitional Services Agreements constitutes the whole agreement between the parties relating to the subject matter of this Agreement at the date hereof to the exclusion of any terms implied by law which may be excluded from this Agreement. Each of the parties represents that it has not entered into this Agreement in reliance on any representation, warranty, undertaking or other statement, expressed or implied, oral or in writing, given or made by or on behalf of any party except in so far as it is expressly set out in this Agreement or the Investment Agreement. This Clause 41 shall not apply to any representation, undertaking, warranty or statement made fraudulently or which was induced by fraud.

42.  AGENCY OR PARTNERSHIP

Nothing in this Agreement (nor any of the arrangements contemplated hereby) shall constitute or be deemed to constitute a partnership between the parties hereto or constitute any party as agent for or employee or agent of another for any purpose whatsoever save as expressly set out herein, and no party shall have the authority or power to bind any other party or to contract in the name of or create a liability of any other in any way or for any purpose unless expressly agreed to by the parties in the SLAs.

43.  COUNTERPARTS

This Agreement may be entered into in any number of counterparts all of which taken together shall constitute one and the same instrument. Any party may enter into this Agreement by signing any such counterpart.

44.  COSTS

Each party shall bear all costs incurred by it in connection with the preparation, negotiation and entry into this Agreement and the documents to be entered into pursuant to it.

45.  PUBLICITY

Subject to the requirements of law or the rules of any recognised stock exchange, no public announcement, press release or circular relating to this Agreement or the arrangements to be performed pursuant to it shall be made or issued by or on behalf of any party without the prior written approval of the others, except that BA and its Affiliates may be included in WNS' published client list.

46.  INVALIDITY

46.1 If any provision in this Agreement or any document to be entered into pursuant to or in connection with it shall be held to be illegal, invalid or unenforceable, in whole or in part, under any enactment or rule of law of any jurisdiction, such provision or part shall to that extent be deemed not to form part of this Agreement but the legality, validity and enforceability of the remainder of this Agreement shall not be affected.

46.2 The parties shall nevertheless negotiate in good faith in order to agree the terms of a mutually satisfactory provision which achieves, as nearly as possible, the same commercial effect to be substituted for any provision so found to be void or unenforceable.

47.  NOTICES

47.1 Any notice, claim or demand required to be served under or in connection with this Agreement shall be sufficiently given served or delivered to the relevant party at the address or fax number specified below (or such other address or fax number as one party may from time to time notify to the others in accordance with this Agreement).

     If to BA:

     Attention: Procurement Contracts Manager Commercial/Sales

     BA Plc
     Waterside (HEB3)
     PO Box 365
     Harmondsworth
     UB7 0GB

     and the BA Notice Address applicable to the Service to which the notice relates

     TEL No.: 020 8738 5828

     Fax No.: 020 8738 9623

     If to WNS Attention: Jeremy Young
     Almack House 28 King Street
     St James's London
     SW1Y 6QW

     and a copy to both:

     Attention: Steve Dunning
     Block C Cranebank (S561)
     PO Box 10 Silver Jubilee Way
     Hounslow
     Middlesex TW6 2JA
     Fax No.: 020 8562 2066

     Attention: James Wood
     Freshfields Bruckhaus Deringer
     65 Fleet Street
     London EC4Y 1HS
     Fax No: 020 7832 7001

     and the WNS Notice Address applicable to the Service to which the notice relates.

47.2 Any such notice shall be in writing and shall be delivered by hand or sent by pre paid post (airmail where applicable), by facsimile or by courier and, if delivered by hand or courier, shall conclusively be deemed to have been given or served at the time of delivery, if sent by facsimile shall conclusively be deemed to have been received on the next Business Day (provided a successful transmission report has been produced) and if sent by post, shall in the absence of relevant strike action conclusively be deemed to have been received 3 Business Days from the time of posting or 15 Business Days if sent by airmail post. PROVIDED THAT where, in the case of delivery by hand or by fax such delivery or transmission occurs after 6pm on a

Business Day or on a day which is not a Business Day, service shall be deemed to occur at 9am on the next following Business Day. References to time in this Clause are to local time in the country of the addressee.

IN WITNESS WHEREOF the parties have executed this Agreement on the date first mentioned above.

                                   SCHEDULE 1
                      STANDARD TERMS FOR SUPPLY OF SERVICES
     [SLA template to be completed for any Service supplied to BA after the Commencement Date & incorporated into a Change Order]

                               [TITLE OF SERVICES]
                             REFERENCE: [REFERENCE]

OVERVIEW:    This SLA sets out the Services that WNS shall provide to BA and, in particular, [BA Group member] for [title of services] and the Service Levels to which such Services shall be performed. This SLA is executed pursuant to the Framework Agreement between BA and WNS dated [_____] 2002 (the AGREEMENT), the terms and conditions of which apply to this SLA except where stated otherwise.

DEFINITIONS: The definitions set out in the Agreement and the relevant WNS
             Manuals and any manuals supplied by BA and agreed by the parties shall apply to this SLA. In addition, the following terms have the meanings set out below:

             [No additional definitions.] [SECTION 1]

A.   SERVICES (Clause 3.1)

A.1  Description

WNS shall perform the following Services:

-    [SECTION 2];

in each case as more particularly described in the [specify relevant WNS Manuals or manual supplied by BA].

A.2  Service Availability

The Services will be available as follows:

[Set out shift pattern or availability, broken down by work type if desired]

B.   SERVICE LEVELS (Clause 12)

B.1  Description (Clause 12.1)

WNS shall provide the Services in accordance with the following Service Levels:

 WORK TYPE     TURNAROUND     ACCURACY
-----------   -----------   -----------
[SECTION 3]   [SECTION 4]   [SECTION 4]

B.2 Assessment (Clause 12.2(a), 12.7, 12.9)[WNS shall perform quality checks on at least [5%] of [each] Work Type set out in the table above.] [SECTION 5] [For the purposes of assessing compliance with the Service Levels:]

REDACTED     CONFIDENTIAL TREATMENT REQUESTED
             The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission.

- [All turnaround times are to be measured from the time when [the work type] becomes accessible to/received by WNS [via specify BA System]];

- [All required quantities of output are subject to BA providing at least the corresponding volume of input];

-    ["Accuracy" means describe criteria];

-    [List any other factors relevant to assessment].

[WNS' performance of the Services may also be monitored and assessed as follows: describe.]B.3 Recovery Procedures (Clauses 12.2(b), 12.3, 12.15)

[No specific recovery procedures [other than the Recovery Procedure] apply save as set out in [specify and relevant WNS Manuals and/or manuals supplied by BA].] [SECTION 6]

The Recovery Procedure set out in Clauses 12.14 and 12.15 of the Agreement [shall not apply][or applies [in relation to specify Services or circumstances]]. [SECTION 7]

C.   MEETINGS AND REPORTING

C.1  SLA Manager Meeting (clauses 6.6, 6.2)

The BA SLA Manager and the WNS SLA Manager shall review this SLA and the performance of the Services under it on a [regular] [or insert agreed frequency] basis

As part of that review, the SLA Managers will discuss any improvements identified by BA, or by WNS as part of its continuous improvement policy.

C.2  Performance Assessment Report (Clauses 6.8, 12.7)

WNS is to provide a Performance Assessment Report to the BA SLA Manager [each month] [or describe frequency] in the form set out in Schedule 3 Part A of the Agreement][or specify form or that no such report is required].

C.3  Commercial Report (Clause 6.9)

WNS is to provide a Commercial Report to the BA Contract Manager each month, in the form [set out in Part B of Schedule 3 of the Agreement] [or specify form or that no such report is required].

C.4  Other Reports

[None.] [or, specify Service-specific reports whose contents are not covered by the Performance Assessment Report or the Commercial Report.]

D.   CHARGES

D.1  Basis (Clause 9)

[For MPE] The Services shall be charged on a Fixed MPE Per Annum basis, at an initial rate of ******* per Fixed MPE Per Annum.

REDACTED     CONFIDENTIAL TREATMENT REQUESTED
             The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission.

[For UTP] The Services shall be charged on a UTP basis, at the initial rates set out in the following table:

 WORK TYPE    UTP (IN PENCE STERLING)
 ---------    -----------------------
[SECTION 3]            [UTP]

D.2  Overtime (Clause 9.12, 9.13)

WNS shall be entitled to charge overtime in accordance with the Agreement.

[For the purposes of assessing whether overtime is required, the Normal Clearance Rate for [each of] the Service is set out in the following table:
(delete table if not applicable or if UTP pricing applies)]

 WORK TYPE    NORMAL CLEARANCE RATE
 ---------    ---------------------
[SECTION 3]        [SECTION 9]

D.3  Additional Expenses (Clauses 6.4, 9.9, 9.10, 29.2)

[No pre-approved expenses apply. Additional expenses are to claimed in accordance with the Agreement.]

[or insert any pre-approved expenses (such as Equipment, Additional Hardware, Additional Software or BA Training), and the basis on which it will be charged to BA]

[Where applicable: An additional charge to BA of [***** per annum or specify other amount] shall apply in relation to the dedicated on-site office at [specify WNS Premises] referred to below.]

D.4  Service Credits (Clauses 3.3, 12.10, 12.12, 12.13)

[The parties must agree any appropriate Service Credits as soon as reasonably practical, and in any event within 6 months of the Effective Date. The principles applicable to the Service Credits mechanism are set out in Schedule 11 of the Agreement][or once agreed, replace with specific formula/events] [SECTION 10]

D.5  Service Bonuses (Clauses 3.3, 12.11, 12.12, 12.13)

[The parties must agree any appropriate Service Bonuses as soon as reasonably practical, and in any event within 6 months of the Effective Date. The principles applicable to the Service Bonuses mechanism are set out in Schedule 11 of the Agreement][or once agreed, replace with specific formula/events] [SECTION 10]

E.   DURATION

E.1  Commencement (Clauses 3.1, 2.2)

This SLA is deemed to have started on the [Effective Date] [or earlier date] and shall remain valid until revised or replaced in accordance with the Agreement, or until it expires or is terminated in accordance with the Agreement [where applicable or the additional termination provisions set out below].

E.2  Termination (Clauses 13.4, 13.5, 13.6, 13.9(f), 13.10(f))

[No additional termination provisions apply to those set out in the Agreement]. [SECTION 11]

F.   PERSONNEL

F.1  Party Representatives

BA CONTRACT MANAGER: (Clause 25.1)    WNS CONTRACT MANAGER: (Clause 25.1(b))
[As per the Agreement]

BA SENIOR MANAGER:                    WNS SENIOR MANAGER:
[Name]                                [Name]
[Contact details]                     [Contact details]

BA SLA MANAGER:                       WNS SLA MANAGER: (Clause 25.1(c))
[Name]                                [Name]
[Contact details]                     [Contact details]

BA STAFF AT WNS PREMISES:             WNS KEY PERSONNEL: (Clause 5.6)
(Clause 28.3)                         (in addition to the WNS Contract Manager)
[Not applicable.]                     [None.]

                                      PERMITTED CONTRACTORS: (Clause 24 and
                                      21.11 addition to members of the WNS
                                      Group) [SECTION 15
                                      [None at present.]

[F.2 Fixed MPE Per Annum Allocation

[number] Fixed MPEs Per Annum shall be engaged by WNS to perform the Services [if applicable, distributed as follows: list breakdown of MPE by Service and/or position within WNS hierarchy].] [Delete for UTP Services]

G.   CORRESPONDENCE

G.1  Invoices

INVOICE ADDRESS: (Clause 11.1)        COPY INVOICE ADDRESS: (Clause 11.1)
British Airways Plc                   [As per BA SLA Manager contact address]
Purchase Ledger Section
Odyssey Business Park (R74)
1st Floor Athene
West End Road
Ruislip, Middlesex
HA4 6QF

FORM FOR INVOICES (Clauses 11.1,      FORM FOR CLAIMING DUTY TRAVEL [AND
11.2)

                                      OTHER] EXPENSES, (Clauses 11.1, 11.3,
                                      31.1)

Invoices must be in writing.          Duty travel expenses are to be claimed in
[Specify form or leave out]           accordance with Schedule 4 of the
[Invoices must be accompanied by      Agreement. [Specify forms for other
specify any supporting                expenses or leave out; note that receipts
documentation other than receipts,    are not required unless there is a
or leave out]                         dispute.]

G.2  Notices (Clause 47)

BA NOTICE ADDRESS:                    WNS NOTICE ADDRESS:
[As per the Agreement]                [Insert WNS Location Manager or Operations
                                      Manager address]

H.   INFORMATION TECHNOLOGY REQUIREMENTS

H.1  BA Systems (Clause 20.3)

WNS shall require, and BA shall provide, access to the following BA Systems at the level of access specified:

NAME OF BA SYSTEM   LEVEL OF ACCESS REQUIRED
-----------------   ------------------------
[List]                    [SECTION 12]

[Insert any required changes as a result of Amadeus implementation.]

H.2  WNS Systems (Clause 20.3)

[Not applicable.] [or BA shall require, and WNS shall provide, access to the following WNS Systems: list]

H.3  Format of Data and Deliverables (Clause 20.5)

[The same formats and like as were used prior to the execution of this SLA shall continue to apply.] [or Not relevant.] [or Data and Deliverables shall be supplied in the following format:

DESCRIPTION OF DATA/DELIVERABLE   FORMAT   SIZE   FORMATTING
-------------------------------   ------   ----   ----------
[List]

H.4  Additional Hardware (Clause 9.9)

[None.][or specify]

H.5  Additional Software (Clause 9.9)

[None.][or specify]

H.6  Other relevant information technology provisions (Clause 20.2)

The parties generally will co-operate to ensure appropriate inter-operability and inter-working between their respective IT systems involved in the Services as required in the Agreement [and specifically will do as follows specify if relevant, leave out if not.]

[Specify any other IT matters not covered elsewhere.]

I.   OTHER

I.1  Additional requirements (Clauses 5.4, 5.3)

[None save as specified in the Agreement or elsewhere in this SLA][or specify].

[Where a party's staff are going to be on the other's premises as part of the Services, specify any relevant regulations or policies (such as health, safety and security), or leave out to be handled on an ad hoc basis.]

I.2  Superseded agreements (Clause 41.1)

This SLA replaces the following agreements:

(a)  [describe previous SLAs under the GSA that this SLA replaces]

(b)  the General Services Agreement between BA and WNS dated May 1998.

I.3  Intellectual Property (Clauses 19.4, 19.20, 19.20(e))

[Not applicable.][SECTION 14]

[Specify any required usage of British Airways trade marks, and relevant restrictions on that usage.]

I.4  Dedicated on-site office (Clause 28.1)

[Not applicable.][or specify size, position, facilities etc]

I.5  Duty travel (Clause 31.1)

[No additional requirements to those set out in the Agreement.][or specify]

I.6  Agency (Clause 42)

[Not applicable.][or WNS shall be entitled to act as an agent for BA in respect of the following activities, and on the following terms: specify]

NOTES FOR COMPLETING THE SLA TEMPLATE:

Section 1. List here any definitions required in addition to, or contrary to, those provided in the Agreement, the WNS Manuals or any manuals supplied by BA. For example, the SLA can specify a different meaning for "Business Day" or "working day" (Clause 1.1 and 1.13), references to time (Clause 1.14) and terms otherwise defined in a WNS Manual or any manuals supplied by BA (Clause 8.2).

Section 2. List the Services by briefly describing each work type consistent with as they are set out in the WNS Manuals or any manuals supplied by BA.

Section 3. Insert descriptions consistent with description of "Services" or as set out in the WNS Manuals or any manuals supplied by BA.

Section 4. Set out the required Service Levels; these should be clearly defined. Note that it may not be feasible to identify specific quantities/quality. Point at which time-dependent Service Levels are to be measured should be specified. Quantity-dependent Service Levels should be subject to WNS actually receiving that much work from BA.

Section 5. Describe any additional or alternative assessment method required, by Work Type if desired.

Section 6. Alternatively, specify remedial procedures (other than Service Credits) that are to apply in the event that Service Levels are not attained.

Section 7. Note that the Recovery Procedure can take up to 15 Business Days or longer for a Recovery Plan to be agreed.

Section 8. Add, subtract or modify the list as appropriate, or refer to a set format, etc.

Section 9. The Normal Clearance Rate means the agreed volume of work that WNS can be given before WNS is entitled to claim overtime.

Section 10. It is intended that the SLA Managers will, within 6 months of the
            Effective Date, discuss and agree both Service Credits and Service Bonuses in respect of each SLA. The principles that should be considered as part of that discussion are included as Schedule 11 to the Agreement. Neither Credits nor Bonuses are payable until 9 months after the Effective Date.

Section 11. Alternatively, specify here any additional circumstances giving rise to rights to terminate and notice required, or any provisions that are only to take effect upon termination.

Section 12. BA should specify the minimum level of access WNS needs to be given to provide the Services where a BA System is mission-critical or highly sensitive. Consider whether Amadeus should be specifically referred to here.

Section 13. "Data" covers any data which is processed on behalf of BA.
            "Deliverables" covers any report, document or other material which is provided to BA as part of a Service.

Section 14. Alternatively, specify any particular items of intellectual property that WNS is being engaged to create for BA. This will usually only be relevant where WNS is engaged to design software or similar products specific to BA, or is specifically engaged to improve a BA internal business process.

Section 15. You will need to check Data Protection obligations in accordance with Clause 21.11.

                                   SCHEDULE 2

                                CHANGE ORDER FORM

CHANGE ORDER NUMBER
DATE OF CHANGE ORDER
AGREEMENT DATE

1. SUMMARY OF CHANGE

2. EFFECTIVE DATE OF CHANGE

3. [AGREEMENT CLAUSES AFFECTED] [SLA CLAUSE AFFECTED]

4. [IMPACT ON AGREEMENT VALUE]

5. [DETAILS OF CHANGE] [NEW SLA ATTACHED]

6. REMARKS

7. PURCHASE ORDER NO: _______________

For and on behalf of                    For and on behalf of
BRITISH AIRWAYS PLC                     WNS (UK) LIMITED


SIGNED BY                               SIGNED BY
          ---------------------------             ------------------------------
TITLE                                   TITLE
      -------------------------------         ----------------------------------
DATE                                    DATE
     --------------------------------        -----------------------------------
WITNESSED BY                            WITNESSED BY
             ------------------------                ---------------------------

                                   SCHEDULE 3

                                     PART A
                          PERFORMANCE ASSESSMENT REPORT

SLA Number being assessed ______________________________________________________
Date of report __________________

                   Productivity   Productivity              Accuracy   Accuracy
Service Function     Required       Achieved     Variance   Required    Achieved  Variance
----------------   ------------   ------------   --------   --------   ---------  --------


POSSIBLE REASON FOR VARIANCE IN PRODUCTIVITY / QUALITY - PLEASE GIVE A DETAILED EXPLANATION WHERE APPROPRIATE.

STAFF ISSUES

Percentage of staff performing the SLA which are:

Multi-skilled _______________________   Specialist _____________________________

Number transferred to other areas

Multi-skilled _______________________   Specialist _____________________________

Number leaving WNS

Multi-skilled _______________________   Specialist _____________________________

SYSTEM ISSUES

System downtime equates to _____________________% of the working days lost during the month of _________________________

Downtime was the greatest for the following period
______________________________ where ___________________% days were lost.

System downtime was due to
________________________________________________________________________________
________________________________________________________________________________

INFORMATION ISSUES

Was information required to perform the task supplied/ accessible on time
________________________________________________________________________________

Were the instructions to perform the service clear and understood
________________________________________________________________________________

Were there any other issues that the customer had not resolved that contributed to the variance in performance/quality.
________________________________________________________________________________
________________________________________________________________________________

UNPROCESSED WORK

Number of rejects / transactions not processed _________________________________
________________________________________________________________________________

Reason for not processing work requested
________________________________________________________________________________
________________________________________________________________________________

IMPROVING PERFORMANCE

Can the variance if adverse be addressed by better working practices processes and procedures _________________________________________________________________

If so what are they ____________________________________________________________
________________________________________________________________________________

When will they be implemented __________________________________________________
________________________________________________________________________________

Does there need to be a change order and who will complete it. _________________
________________________________________________________________________________

IMPROVING PERFORMANCE

How many new ways of working major or minor, process improvements were raised by WNS prior to review ____________________________________________________________

How many of those were implemented _____________________________________________
________________________________________________________________________________

How many new ways of working major or minor, process improvements were raised by the customer prior to review ___________________________________________________

How many of those were implemented _____________________________________________

COMPLAINTS / ISSUES WITH SERVICES PERFORMED

Number of complaints logged by the WNS representative __________________________
________________________________________________________________________________

Number of complaints resolved by the WNS representative ________________________

Number of complaints escalated
________________________________________________________________________________
________________________________________________________________________________

QUANTITATIVE ANALYSIS

Have graphs showing performance since last review been supplied
________________________________________________________________________________

Are there any other specific graphs or reports that you would like ready for the next review ____________________________________________________________________

SUMMARY

Any Overall performance assessment - comments made by BA SLA Manager
________________________________________________________________________________

________________________________________________________________________________
________________________________________________________________________________

________________________________________________________________________________
________________________________________________________________________________

Date of next review ____________________________________________________________

SIGNED BY BA CUSTOMER


-------------------------------------


SIGNED BY WNS REPRESENTATIVE


-------------------------------------

                                     PART B

COMMERCIAL REPORT                       FOR THE FOLLOWING PERIOD _______________
_________________

1A.TOTAL NUMBER OF ACTIVE SLAS _________________________________________________

1B. PERCENTAGE OF SLAS THAT HAVE ACHIEVED THE SERVICE LEVELS.
    ___________________________________

1C. PERCENTAGE OF TOTAL SLAS THAT HAVE ACHIEVED THE SERVICE LEVELS.
    ___________________________________

1D. HOW MANY STAFF ARE CURRENTLY EMPLOYED BY WNS WORKING ON BA SLAS.
    ___________________________________

2A.TOTAL NUMBER OF NEW SLAS INTRODUCED _________________________________________

2B.PLEASE FILL IN THE FOLLOWING TEMPLATE FOR NEW SLAS:

                                                     Time taken to
Commencement      SLA          BA         BA SLA    implement SLA -    Anticipated
   of SLA      Reference   Department   Signatory     Max 4 weeks     Annual Spend.
------------   ---------   ----------   ---------   ---------------   -------------


2c. SERVICES REQUESTED BY BA NOT UNDERTAKEN BY WNS.

Service WNS cannot                                    Period      Anticipated
 perform which BA    Reason for     BA Employee     agreement   charge for that
       needs          rejection   Contact details     wanted         period
------------------   ----------   ---------------   ---------   ---------------


3a. TOTAL NUMBER OF SLAS TERMINATED ____________________________________________

3b. PLEASE FILL IN THE FOLLOWING TEMPLATE FOR TERMINATED SLAS:

   Reason for and
Termination date of                                     BA SLA    Historic Annual
        SLA           SLA Reference   BA Department   Signatory        Spend.
-------------------   -------------   -------------   ---------   ---------------


4a. TOTAL NUMBER OF COMPLAINTS / DISPUTES GENERATED BY BA ______________________

4b. PLEASE FILL IN THE FOLLOWING TEMPLATE FOR COMPLAINTS / DISPUTES GENERATED BY BA.

 Nbr of Complaints                                               Complaint/
/Disputes generated      SLA                        BA SLA        Dispute          Any further
      by area.        Reference   BA Department   Signatory   resolved? - Y/N   action required?
-------------------   ---------   -------------   ---------   ---------------   ----------------


5a. PERCENTAGE OF BA SLAS THAT COMPRISE THE TOTAL SLAS SUPPORTED BY WNS AS AT (DATE TO BE INSERTED) __________________________________________________________

5b. PERCENTAGE OF BA REVENUES THAT COMPRISE THE TOTAL REVENUE EARNED BY WNS AS AT (DATE TO BE INSERTED) _______________________________________________________

6a. PAYMENT OF INVOICES AS AT (DATE TO BE INSERTED)

6b. PERCENTAGE OF INVOICES PAID WITHIN TIME SPECIFIED __________________________
_______________________

6c. PERCENTAGE OF INVOICES PAID OUTSIDE EXPECTED PERIOD ________________________
_______________________

6d. PERCENTAGE OF INVOICES STILL OVERDUE AND NOT PAID __________________________
_______________________

6e. PERCENTAGE OF INVOICES IN DISPUTE __________________________________________
_______________________

7a. SYSTEM ISSUES

Total system downtime equates to _____________________% of the working days lost during the month of
_______________________

Downtime was the greatest for the following period
_______________________________ where __________________________% days were lost.

System downtime was due to
________________________________________________________________________________
________________________________________________________________________________

7b. DOWNTIME SPLIT

WNS responsibility _____________________________________

BA responsibility ______________________________________

8. ANY OTHER BUSINESS?

9. FUTURE ACTIONS / NEXT REVIEW DATE?


SIGNED/DATED


BA CONTRACT MANAGER
                    --------------------------------


WNS CONTRACT MANAGER
                     -------------------------------

                                   SCHEDULE 4
                          DUTY TRAVEL REQUEST PRO-FORMA
                              AGREEMENT NUMBER S.W

It is understood and agreed by WNS that as a general rule, there will not be a need for WNS Employees to carry out overseas duty travel on behalf of BA. In the event that BA Contract Manager gives a written request that WNS Employees travel from India to London return then such WNS Employees shall comply with the application process, a pro-forma of which is attached hereto.

It is further understood and agreed that the class of travel for Duty Tickets shall be World Traveller with an option for an upgrade to Club World if available in BA's absolute discretion upon departure.

WNS personnel shall comply with all BA duty travel regulations and procedures in force from time to time and shall not bring WNS or BA into disrepute.

WNS also acknowledge that such requests can only be accepted for BA operated flights.

                      SPECIAL TRAVEL AUTHORISATION REQUEST

To:    _____________________________   A/C Code              ___________________

Fax:   _____________________________   Responsibility Centre ___________________

Email: _____________________________   Special Payment Code  ___________________

Date   _____________________________   PNR                   ___________________

Reason for Travel: _____________________________________________________________

Passenger Name (s) _____________________________________________________________

Travel        Dest                                    Cabin       Onload
Information   From   Dest To:   Flight No   Date   Eligibility   Priority
-----------   ----   --------   ---------   ----   -----------   --------
                                                        42          14
                                                        42          14

CONFIRMATION:

To:    _________________________________

Fax:   _________________________________

Email: _________________________________

Date:  _________________________________

Message/Comment:

________________________________________________________________________________

Please Note:

1. A minimum of 5 WORKING days notice MUST be provided. If changes need to be made to travel arrangements please provide a further 4 WORKING days notice.

2. The Special Travel Ticket is subject to availability and has a 42/14 onload priority (Club) which (a) does not permit access to the lounge on departure or arrival at Heathrow or London Gatwick and (b) is only applicable to BA flight (exclusive of Concorde of First Class).

3.   Special Travel Tickets do not permit travel on other carriers.

4. Special Travel Tickets are for 'point to point' travel and do not permit stopovers

5.   We do not arrange hotel accommodation

                                   SCHEDULE 5

                            TRAVEL AND EXPENSE POLICY

                                   SCHEDULE 5
                            TRAVEL AND EXPENSE POLICY

Staff Travel Policy Guide

DUTY TRAVEL

1.   INTRODUCTION

On occasions when British Airways employees are required to travel on duty for business reasons or to transfer temporarily to a new work location either in the UK or overseas, rebate 'duty' travel concessions will be made available. Full details relating to Duty travel policy can be found in the Employment Guide Instruction TRA 1.

In such circumstances British Airways policy is that employees must use the most cost effective form of travel and return to base as soon as is practicable.

Duty travel may be granted on a 'bookable' or 'standby' basis. The majority of duty travel on British Airways services is undertaken on a 'bookable' basis and a booking is made, subject to availability at the time of application, and duty travel embargoes. The booking classes used for 'bookable' duty travel are:

A - for First Class
I - for Club Class
M - for World Traveller

Where 'standby' duty travel is granted on British Airways flights a 'standby' listing is made direct into the class of eligibility.

The responsibility for approving duty travel lies with the employees Line Manager whose name appears on the British Airways Duty Travel Approval List, published by the Treasury Department, current at the time of application.

Whilst spouses are not normally authorised to travel on duty tickets, there may occasionally be circumstances where it is in the interest of British Airways to allow this. In such cases approval for travel rests with the Departmental Director.

The above does not affect the special arrangements that exist for employees and their nominees who are posted overseas or UK contract employees who are temporarily working away from base in the UK. Refer to paragraphs 7 and 8 below.

Duty travel tickets may also be granted to external business Consultants who are required to travel on British Airways business.

2.   CLASS OF TRAVEL - BRITISH AIRWAYS SERVICES

2.1 All British Airways employees, including APPG's and TMG's, travelling on duty on British Airways services are eligible to travel on Duty in either Club World, Club Europe or World Traveller subject to availability. Senior Managers, Managers, Captains, SFO's and Engineer Officers are eligible to travel in First Class, if available, in addition to these classes.

2.2 In special cases authorisation for employees not normally eligible to First Class may be given by Department Heads. In such cases the employees normal Duty travel code and class of booking is unchanged. The cabin code only is changed to reflect First class eligibility, e.g. 13/J41 becomes 13/F41

2.3 Specific rules apply to positioning crew and these are detailed in the appropriate NSP agreements.

2.4 The class of travel afforded to external business Consultants is at the discretion of the authorising official.

2.5 Whilst every effort will be made to ensure employees are booked into and accommodated in their class of eligibility there will be occasions when, for commercial reasons, it is necessary to downgrade either at the time of booking or on departure. However the ticket will reflect the eligible class and should seats become available on departure in their cabin of eligibility, employees will be accommodated in onload and cabin eligibility order. In emergency situations where British Airways requires an employee to travel senior Customer Service officials may authorise an employee to be upgraded to a class to which they would not normally be eligible providing seats are not available in a lower class.

2.6 Travel on Concorde may be granted in exceptional circumstances for employees and Consultants. Approval is strictly restricted to the authorised signatories approved by the Group Managing Director's office and detailed in BABS CIC*81/237

2.7 Employees should check-in at the desk appropriate to their cabin of eligibility, regardless of the cabin they are actually booked in

2.8 For details of 'duty' travel Onload and Cabin Eligibility Codes refer to STPG 12 and 13 respectively.

3.   CLASS OF TRAVEL - OTHER AIRLINES

3.1 Employees, where possible should arrange their duty travel in a way as to minimise the cost to British Airways.

3.2 Where a reciprocal agreement with another airline exists that provides British Airways employees with free duty travel i.e. there is no direct cost to British Airways and subject to the conditions of that agreement the same class of travel will apply as to British Airways services.

3.3 Where a reciprocal agreement exists and there is a cost to British Airways e.g. ID50, travel can only be arranged where travel on British Airways' services is not feasible. In this instance the class of travel will be subject to the conditions of the agreement. If within NSP Agreements there is a requirement for travel in a higher class

3.4 Where there is no reciprocal agreement and travel on British Airways service than specified in the agreement, travel will be on a full commercial fare basis. s is not feasible, travel on other airlines will be on a full commercial fare basis. The class of travel in this instance can be determined by the authorising official subject to any relevant NSP agreement.

4.   APPLICATION AND TICKETING PROCEDURE

4.1 For British Airways employees applications for duty travel must be made on Form A181 (2nd edition), or electronic equivalent obtainable on the BA Intranet, which must show the reason for travel, specific flights for which tickets are to be issued, employees date of birth and, if payment is required, a budget number. This form must then be authorised by an appropriate official whose name appears on the British Airways Approval Authorities list issued by the Treasury Office.

4.2 Once an A181, or electronic equivalent, has been authorised the employee should contact their local Staff Travel office for the reservation to be made. In the UK, employees should telephone LHR x 54445 or book via the Duty travel application on the BA Intranet.

4.3 Where it is not possible at the time of application to obtain a booking in the cabin of eligibility, a booking will be created in a lower class, subject to availability. Where it is not possible to obtain a booking, employees may stand by for their preferred flight and retain the bookable onload priority and cabin eligibility code. Employees will not be listed for their flight/s and at check-in will be accepted after all booked employees.

4.4 Where it is not possible at the time of application to obtain a booking because a Duty travel embargo, either bookable or standby, is in place, employees may be issued with an 'open' ticket and standby for their preferred flight. Employees will not be listed for embargoed flights.

4.5 In order for a ticket to be issued the employee should send or take their original approved A181 (white copy), or electronic equivalent, to a Staff Travel ticketing point, where the office will retain the form for their records.

4.6 For British Airways Consultants applications for duty travel must be made on Form STA1 and authorised by an designated office detailed in CIC*81/2029. The form must be completed with the following details:

     i) a special payment number

     ii) a budget number

     iii) specific flight details

     iv) the reason for travel

     v) the onload priority and class of travel

     For details of those officials eligible to authorise form STA1 refer to a staff travel ticketing point.

4.7 Multiple journeys are permitted on one application form with no requirement for each journey to be authorised.

4.8 Any amendments to travel dates prior to commencement of travel for any sector will require a newly authorised A181 (2nd edition), or electronic equivalent, if the new date of travel is outside 7 days of the original date of travel. This applies even if tickets have already been issued.

4.9 Prior to commencement of a journey any amendments to travel destination, routing or from British Airways to another airline will always require a newly authorised A181 (2nd Edition) or electronic equivalent.

4.10 Should there be a change to duty travel arrangements and a booking is no longer required, employees must ensure the booking to be cancelled. All unused coupons/tickets must be returned to the issuing office for accounting purposes.

4.11 For details of ticket validities refer to STPG 27.

5.   INSURANCE

5.1 For details of insurance cover in respect of baggage and personal effects refer to the Employment Guide, Section 6, TRA 11 page 11.

6.   DRESS CODE

6.1 British Airways employees travelling on duty should adhere to the dress code applicable to their cabin eligibility regardless of sector being flown. As the lowest cabin eligibility for any employee is Club, employees should not travel in jeans. For full details of the Dress Code refer to STPG 20.

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

Title: Business Continuity Plan
Date: December 2001

                                Distribution List

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

Managing Director

Head - Resource Management

Head - Finance

Finance Manager

Manager - Information Management

Location Manager - Pune

Location Manager - Mumbai

Manager - Quality and Facilities

Manager - Financial Services

Manager - Airline Management Services

All Supervisors

All Executives

All Team Leaders

All the above positions will form the WNS disaster management team and will be allocated duties depending on the situation and need at the time.

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

Contents

1 Introduction

1.1 Introduction to WNS Business Continuity Planning
1.2 Purpose of this Document
1.3 Target Readership
1.4 Coverage of this Document
1.5 Responsibilities

2 Managing the Plan

2.1 Introduction
2.2 Contingency Team Structure
2.3 Review and Maintenance of this Plan
2.4 Testing this Plan

3 Recovery Strategy

3.1 Description
3.2 Disaster Scenarios
3.3 Recovery Strategy

4 Asset Details

4.1 Personal Computing
4.2 WNS Server
4.3 Clerical Procedures
4.4 Other Special Requirements
4.5 Contract Documentation

5 Contingency Planning Team - Specific Responsibilities

5.1 Team Composition
5.2 Immediate Actions by Contingency Planning Manager
5.3 Next Actions

6 Invoking the Plan

6.1 When to Invoke this Plan
6.2 Decision Tree
6.3 Disaster - Building Lock-out
6.4 Disaster - Loss of Key Personnel
6.5 Disaster - Destruction of Computer Based Information
6.6 Disaster - Disclosure of Sensitive Information
6.7 Disaster - Loss of Paper Records

7 Emergency Contacts

7.1 Internal

8 Contingency Site

8.1 Addresses
8.2 Telephones and Faxes
8.3 E-mail

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN


The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

9 Team Responsibilities

9.1 Introduction
9.2 Named Roles
9.3 Contingency Planning Manager
9.4 Technical Support
9.5 Facilities Manager

10 Incident/Action Log

10.1 Format
10.2 Instructions for Completion
10.3 Incident form

11 Handling Public Relations

11.1 Guideline
11.2 Do's and Don'ts
11.3 Press Statement
11.4 Friends and Relatives Statement

12 Backup Strategy

12.1 Personal Computers
12.2 Servers

13 Emergency Contact List

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

1    Introduction

1.1  Introduction to WNS Business Continuity Planning

1.1.1 The recovery of the WNS Office functionality after a disaster must be a managed process and it must be co-ordinated with other recovery activities as necessary.

1.1.2 The WNS Disaster Management Team will receive reports from, and liase with, the Contingency Planning Manager(s) in order to effect recovery of the business function in conjunction with the restoration of other business operations which may have been affected by the disaster.

1.1.3 The Managing Director (MD) will co-ordinate the business recovery using the teams defined further below and will act as the Contingency Planning Manager.

1.2  Purpose of this Document

     The purpose of this document is to aid the recovery of the WNS Office and its business function.

1.3  Target Readership

1.3.1 This plan is to be read by

          a)   All members of the WNS Executive Management Team

          b)   All Manager, Supervisors, Executives and Team Leaders

          c) Other staff and Customer affected by this plan who will be given relevant extracts.

1.3.2 This plan is in chapters. This allows the copying of relevant sections of the plan to people who do not need access to the complete plan.

1.3.3 This plan is a sensitive document and confidential.

1.3.4 Copies of this plan have been distributed as per the Distribution List given in the preface to this document.

1.4  Coverage of this Document

1.4.1 This document describes the recovery procedures and processes that are to be used in the event of an incident affecting the operation of the WNS. This includes:

          a) lock-out from the offices at Vikhroli, Mumbai and Sofotel, Pune (whether because of destruction of the offices, or because of an incident that prevent access to the office for normal working)

          b)   unplanned loss of key personnel

          c) destruction of information held in machine readable format (including word processing documents, databases or project specific applications software) for whatever reason (virus, malicious damage or accidental destruction)

          d)   disclosure of sensitive information, especially to outsiders

          e)   loss of paper records

          f) Any natural / man-made calamities, disasters like fire, flood, riots, lightning, hurricane, bombing or any sort of hindrance due to political instability or influence or any such nature which is beyond the natural control of the persisting situation

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

1.5  Responsibilities

1.5.1 All staff of the WNS are required to:

          a) understand the general nature of the disaster that are covered within this plan

          b) take due care to ensure that there is no unauthorised disclosure of information (especially sensitive documents while away from the WNS office)

          c) Understand their specific role in the event of a disaster occurring.

1.5.2 The Manager - Quality and Facilities is required to ensure that this plan is reviewed on a regular basis and must ensure that information held within it (for example contact Names / telephone numbers) is re-validated on a regular basis (at least once in six months)

1.5.3 The Manager - Quality and Facilities is required to ensure that this plan is appropriately exercised on a regular basis (at least once a year)

1.5.4 The Manager - Quality and Facilities is required to ensure that all roles defined within in this document are allocated to identifiable persons and that substitutes are defined for all key roles.

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

2    Managing the Plan

2.1  Introduction

     The recovery of the WNS Business process after any kind of disaster must be a managed process and it must be co-ordinated with other recovery activities as necessary.

2.2  Contingency Team Structure

2.2.1 The WNS Business Continuity Planning Team, under the direction of the MD and Manager - Quality and Facilities, has responsibility for the management of the recovery processing including:

          a)   planning of the testing programme

          b)   maintenance of the WNS Contingency Plan

          c) review and change control of the Contingency Plan as a result of altered circumstances - e.g.:

               i)   new management structure

               ii)  change of location

               iii) changed business processes

               iv) change of technology (e.g. base operating systems or applications software)

               v)   new hardware

               vi)  a new business environment

               vii) the results of regular testing

          d)   control / management of a disaster.

2.2.2 The structure and overall responsibilities of Managing Director and his teams is summarised in the figure below:

                             (ORGANIZATIONAL CHART)

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

2.3  Review and Maintenance of this Plan

2.3.1 It is imperative that this plan is kept up to date. The Manager - Quality and Facilities is responsible for ensuring this by arranging regular review meetings and through formal change management procedures. (defined under ISO documentation control)

2.3.2 This means that the Manager- Quality and Facilities needs to be aware of:

          a)   changes to the Customer's Business Strategies

          b)   changes made to business processes, systems, or documentation

          c)   any accommodation changes that take place which affect WNS

2.3.3 Amended pages or sections of this plan will be distributed to people who have a copy of the plan. Destroy the pages/sections/plans replaced and insert new pages. Update copies of the plan which are stored off-site, and nominate a person responsible for ensuring that this is done. i.e. member of the core team.

2.4  Testing this Plan

2.4.1 The need for testing of this plan

2.4.1.1 Until a plan has been tested, by those involved, it must be stated that no real plan exists.

2.4.1.2 Additionally, it is essential to retest the plan at regular intervals (of no more than one year) to ensure that it still remains effective.

2.4.1.3 The testing should be evaluated using test specific criteria. A record of the testing and the results should be kept with this plan.

2.4.1.4 As a result of the testing, it is vital that any deficiency found is corrected and the plan re-issued.

2.4.2 Test Method and acceptance of this plan

2.4.2.1 It is suggested that the plan be tested by means of an exercise played in real-time with the relevant people playing the roles that would be required of them should a disaster strike.

2.4.2.2 The exercise format is of a facilitated workshop. The facilitator runs through a realistic incident in real-time and asks the participants to provide information on their decisions at the time. This should be based on their experience and the contents of this plan.

2.4.2.3 The frequency and nature of testing shall be agreed between the Managing Director and Manager - Quality and Facilities.

2.4.3 Review and on-going training

2.4.3.1 The use of an exercise has two major benefits. Firstly the plan is tested in as realistic a way as possible without undue disruption of the running of WNS. Secondly, the participants gain experience of the execution of the plan as well as gaining confidence in its usability.

2.4.3.2 Thus the testing of the plan doubles as training for the relevant personnel.

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

3    RECOVERY STRATEGY FOR WNS

3.1  Description

3.1.1 The nature of the WNS is that team member's, although they work for customers based world-wide, can successfully function in a distributed working environment.

3.1.2 To support this distributed working environment, it is necessary that a suitable communications infrastructure exists. This communications infrastructure shall include (but not be limited to):

          a)   cellular voice communications

          b)   fax facilities / local emails.

          c)   Internet e-mail

          d)   meetings rooms

          e) portable computing facilities loaded with customer specific software and data files.

          f) Alternate sites / availability of infrastructure to sustain the current flow of activity / back-up and provide the most minimum level of tolerance in the event of any unplanned outage / disaster or any unforeseen eventuality.

3.1.3 Although it is desirable to be connected to the WNS network for access to mail, this is not seen as vital to the operation of the department since re-routing of internal mail to external Internet could be possible.

3.2  Disaster Scenarios

3.2.1 There are six possible disaster scenarios identified within this plan. Any particular incident may require elements of more than one recovery plan to be implemented.

3.2.2 The six potential disaster scenarios identified are:

          a)   Building Lock-out

          b)   Loss of Key Personnel

          c)   Destruction of Computer Based Information

          d)   Disclosure of Sensitive Information

          e)   Loss of Paper Records

          f)   Natural calamities / disasters - Unforseen eventualities.

3.3  Recovery Strategy

3.3.1 In the event of loss of access to a WNS office (i.e. the only scenario that will entail a move to a recovery site), staff will be accommodated at an alternate office i.e. Mumbai will move to Pune and vice-versa.

3.3.2 Use will be made of existing computer facilities (especially computer systems and infrastructure) to provide the necessary IT resources. These resources may be made available as either laptops (some of which may be a lower specification than those currently used) or desktop systems.

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

4    Asset Details

4.1  Personal Computing

4.1.1 Each facilitator requires a laptop with the following specification:

          a)   Windows based laptop

                    -    PII processor or faster

                    -    32 Mbytes of RAM or more

                    -    50 Mbytes free disk space

                    -    floppy disk drive

                    -    Windows 95

                    -    Microsoft Word 6 or Word 7

                    -    access to Internet mail services (modem if needed)

          b)   Portable printer

                    -    ink-jet printer (colour NOT essential)

          c) Associated accessories (e.g. power leads/transformers for laptop and printer, printer connecting cable, 4-way extension lead, ink cartridges, mouse)

4.1.2 Office based systems

          a)   Windows based desktop

                    -    Pentuim II or faster

                    -    32 Mbytes of RAM or more

                    -    50 Mbytes free disk space

                    -    floppy disk drive

                    -    Windows 95

                    -    Microsoft Word 6 or Word 7

                    -    Powerpoint V4 or later

                    -    Excel V6 or later

                    -    access to Internet mail services (modem if needed)

          b)   Printing facilities

                    - printer capable of producing high quality monochrome and colour documents and overhead transparency slides.

4.2  WNS Server

     It is not essential to provide a WNS server, or any data currently stored on the existing server, for a short term disaster. In the longer term (one week) it will be necessary to recover historical data from the server for use by the different team.

4.3  Clerical Procedures

     Providing some administrative staff are available, it is not necessary to recovery paper copies of clerical procedures.

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

4.4  Other Special Requirements

     In order to continue the functioning of the different team, it is vital to provide the following infrastructure items at the recovery site:

     a)   suitable desk space

     b)   telephones

     c)   faxes

     d)   photocopying facilities

     e)   tea and coffee making facilities

     f)   hotel facilities

4.5  Contract Documentation

     Contract documentation is duplicated with a copy already held off-site at Mumbai/Pune offices.

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

5    Contingency Planning Team - Specific Responsibilities

5.1  Team Composition

     The composition of the contingency Teams and their specific responsibilities are detailed within Chapter 8 of this plan.

5.2  Immediate Actions by Managing Director

     a)   Call together the members of the Core Team.

     b) Decide on the extent of the disaster and make a decision on whether a move to the alternative site is desirable.

     c) Decide which disaster plan scenario, or combination of plans, is to be followed.

5.3  Next Actions

     a)   Document all reports received and actions taken.

     b) Inform other team members and customer of the situation (if appropriate) and tell them what actions they should be taking.

     c)   Inform the Board of Directors of the situation.

     d) If necessary, inform Customer senior management of the situation (typically through the Managing Director or Location Manager).

     e)   Make the decision to invoke the plan if needed.

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

6    Invoking the Plan

6.1  When to Invoke this Plan

6.1.1 This plan should be invoked when any of the six listed disaster scenarios occurs or is anticipated. This will allow maximum time for recovery, and hence the impact on the business can be minimised.

6.1.2 In several cases it is assumed that reasonable security countermeasures have been effectively implemented. These measures include:

          a) good backups have been taken of all systems and these backups are held off-site - it is assumed that full backups of all WNS data and WNS specific applications are taken on, at least, a weekly basis

          b) all key staff have deputies appointed and that these deputies are both trained and experienced in the role(s) that they will be required to perform (since the prime person may be on holiday at the time of a disaster)

          c) all computer systems that leave the office (i.e. laptops) have been fitted with appropriate access control and data encryption software and that the software is functioning correctly

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

6.2  Decision Tree

                                     (CHART)

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

6.3  Disaster - Building Lock-out

6.3.1 Possible reasons for this disaster

          a)   fire, flood, terrorist incident

          b)   an incident affecting access to the office space

          c) industrial action in the premises by staff of Godrej or Deepak Nitrite.

          d) high risk of terrorism making Mumbai / Pune an unacceptable work environment.

6.3.2 Immediate actions

          a) Appoint someone to take a record of all information received and all actions/decisions taken.

          b) Inform the Business Continuity team that there is a potential problem and that they should attend a short meeting (or be available for a conference telephone call) to identify priorities (this meeting should last no longer than ten minutes).

          c) Arrange for accommodation to be made available at Mumbai/Pune office or other selected site.

          d) Inform WNS Executive Management team members and, if necessary, Customer senior management staff of the situation.

          e)   Start implementing the actions detailed below.

6.3.3 Recovery plan

          a) In the event of building lock out, it is intended that the WNS team will relocate to Mumbai/Pune office. (Critical and sensitive work for BA may also be temporarily relocated at the Mumbai Airport or the BA Town office)

          b) It will be necessary to have telephones diverted or a suitable outgoing message placed on voicemail of WNS staff.

          c) The fax number will need to be diverted to a suitable fax machine or customers to be informed of revised fax number.

          d)   Post will need to be re-directed to the Mumbai/Pune office site.

          e) Internal e-mail will need to be diverted to an external Internet e-mail account if deemed fit.

          f) Staff will need to be provided with a suitable working environment at Mumbai/Pune office / other sites.

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

6.3.4 Checklist of actions prior to move to alternate site

                                                                          Time
                                 Action                                completed
                                 ------                                ---------
1   Ensure that all members of the WNS team are accounted for and that they are aware of the situation. Request that they collect any backups and/or documentation from home before travelling to the Mumbai/Pune or new site office.

2 Ensure that WNS staff is aware that the affected team is moving into the offices and arrange for suitable seating (either hot desk positions or conference rooms) to be made available.

3   If equipment has been lost, contact WNS Help Desk (Mumbai -
    009122-5976175, Pune - 009122-6698727) or Information Point
    (009122-5976405) to request replacement computer systems be made available.

4 Ensure that any facilitator going to a workshop has a suitable laptop, printer, mains/connecting cables, mouse and spare ink cartridges available (e.g. by borrowing equipment from another facilitator) and has suitable workshop documents available
    (either by printing out new documents or borrowing existing documentation from another facilitator).

5 Ensure that everyone has the means to travel to the Mumbai/Pune site.

6 If the disaster has occurred during working hours, and staff have had to leave the office suddenly, ensure that all members of staff have sufficient money available to last until they can visit a branch of their own bank (this may necessitate team members drawing cash from ATMs and lending funds to other team members).

7 Inform service provider switchboard that the team has removed to Mumbai/Pune and request that a divert be placed on all voice and fax calls to designated telephone numbers in Mumbai/Pune.

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

6.3.5 Checklist of actions after move to alternate site

                                                                          Time
                                 Action                                completed
                                 ------                                ---------
1   Conduct an information audit to assess which information is not immediately available.

2 Conduct an audit of hardware availability and request replacement/loan hardware be made available from Ontrack if appropriate.

3 Contact departments that are due to be visited in the next one week to confirm that the visits are still going ahead.

4 Test the diversion of mail, e-mail, telephone and fax communications.

5 Arrange for salvage of any equipment remaining at the Mumbai/Pune office.

6 List any equipment destroyed so that an insurance claim can be filed.

7   Plan for removal of the team back to a Mumbai/Pune location.

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

6.4  Disaster - Loss of Key Personnel

6.4.1 Possible reasons for this disaster

          a)   death of key staff

          b)   long term sickness of key staff

          c)   staff leaving at short notice (voluntary or compulsory)

6.4.2 Actions

                                                                          Time
                                 Action                                completed
                                 ------                                ---------
1   Deal with any personnel issues (this should be handled by HR and/or WNS senior managers in accordance with appropriate
    company procedures)

2 Locate the following items that may have been in the care or possession of the individuals:

    -    Work diary

    -    Laptop computers, printers and accessories

    -    Backup media

    -    Project specific documentation

    -    Company specific documentation

    -    Manuals and procedures

    -    Other IT related equipment (for example shiva tokens/mobiles etc.)

    -    Travel documents and foreign currency.

3 Contact the nominated deputy so that they can start to take over any necessary functions of the missing person

4 Analyse the person's diary/daybook/electronic organiser for future business meetings. In respect of every appointment:

    -    Attempt to contact the person/department

    - Ensure that they are aware of the situation and take any necessary action (reschedule meeting, cancel meeting or go ahead with changed personnel).

5 Identify any personal effects within the office and ensure that these are returned to the person/relatives.

6   Amend project plans

7 Arrange for a long-term replacement to be provided and trained accordingly.

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS

6.5  Disaster - Destruction of Computer Based Information

6.5.1 Possible reasons for this disaster

          a) accidental damage to a Desktop / laptop (e.g. dropping the laptop before suitable backups have been taken.)

          b) accidental damage to a laptop (e.g. dropping the laptop where no suitable backups exist)

          c)   deliberate deletion of data from computer systems and/or backups

          d)   virus infection

          e) theft of hardware (in which case also consider the potential for unauthorised disclosure of information to outsiders).

6.5.2 Immediate actions

          a) locate backups of the information - these may be located at the Mumbai \ Pune Offices, or they may be at the home of the Manager
               - Information Management.

          b) if necessary, locate replacement hardware (even if the specification of the replacement equipment is lower than that which was damaged/lost)

6.5.3 Recovery plan

6.5.3.1 The plan is that information will be restored from backups to a suitable hardware platform (either desktop or laptop - note that a laptop may not be absolutely necessary to allow an individual to perform his/her function).

6.5.3.2 If the laptop/desktop has been stolen, then it must be assumed, unless disk encryption software was loaded, then the information on the system may be disclosed to unauthorised outsiders. If this disclosure does occur, then also invoke the actions defined in Section 6.6 of this document.

6.5.4 Checklist of actions

                                                                          Time
                                 Action                                completed
                                 ------                                ---------
1   Assess what data may be on the machine.

    - Inform WNS Im and Senior managers of the potential disclosure of information

    - Consider any 'damage limitation' that may be necessary to mitigate the loss.

    If the equipment was stolen, inform the necessary people within WNS and, if appropriate, file a report with the Police.

2 Locate any available backups and assess how up to date the information on the backups is. It may also be necessary to check for completeness of the information on the backup device.

3 Obtain suitable replacement hardware configured with an appropriate base operating system and commercial applications.

4   Reload backups on the new hardware and test.

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

6.6  Disaster - Disclosure of Sensitive Information

6.6.1 Possible reasons for this disaster

          a)   loss or theft of a laptop system containing sensitive information

          b)   loss or theft of sensitive paperwork

          c)   loss or theft of backup media.

6.6.2 Immediate actions

          a) Perform an initial assessment of what information may have been disclosed, assess the potential impact on the business of WNS and/or it's Customers.

          b) Report the incident to WNS, Local Information Security Expert, (Manager - Quality and Facilities)

          c)   Report the incident to Respective Manager.

6.6.3 Recovery plan

6.6.3.1 The handling of this particular incident may require exceptional skill in the area of media management (especially if the information concerned is considered to be highly sensitive).

6.6.3.2 Regardless of the format of the information loss (electronic or paper), an assessment as to how likely it is that the information will be disclosed will need to be undertaken and inform the relevant departments in WNS and/or it's Customers.

6.6.3.3 Likewise, an assessment of the potential impact of disclosure will also need to be undertaken, so that appropriate mitigating actions can be taken.

6.6.4 Checklist of actions

                                                                          Time
                                 Action                                completed
                                 ------                                ---------
1   Attempt to identify what information may have been disclosed and what the potential impacts may be in terms of:

    -    Financial loss

    -    loss of reputation

    -    degraded safety

    -    breach of legal or regulatory obligations

    -    loss of personal privacy.

2 Inform senior WNS managers of the situation (if appropriate also make a report to the Police).

3 Liaise with WNS's public relations department to prepare an appropriate press statement (in the event that the disclosure does become public).

4 Inform all staff that they must not speak to any representative of the media, and that all enquiries should be directed to WNS's public relations department.

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

6.7  Disaster - Loss of Paper Records

6.7.1 Possible reasons for this disaster

          a) accidental destruction by someone (e.g. accidental shredding of papers)

          b) fire or flood or any other natural disaster affecting the offices.

6.7.2 Immediate actions

          a) Perform an initial assessment of the information that has been, potentially, lost and ascertain if the information may also be held in electronic format (i.e. so that it can be re-created).

          b) If necessary, contact relevant departments/customers to obtain photocopies of documentation under their custody.

          c)   Arrange for salvage of any papers that may still be available.

6.7.3 Recovery plan

6.7.3.1 The recovery of paper records depends on there being either:

          a) the original document still available in machine readable format so that it can be reprinted

          b) a copy of the document being available off-site so that it can be photocopied

          c)   salvage of the document after the disaster.

6.7.3.2 If none of these circumstances exist, then it is probable that the document cannot be recovered.

6.7.4 Checklist of actions

                                                                          Time
                                 Action                                completed
                                 ------                                ---------
1   If the loss is due to a criminal act, then ensure that the incident is report to the Police through appropriate WNS
    channels.

2   Conduct an audit to assess what information has been lost.

3 Request all team members search through their personal documents and media to attempt to locate copies of missing documents.

4 Where documents cannot be found among the team members, make specific requests to specific external departments and companies for copies of documents that they may hold.

5 Review physical and procedural countermeasures to make it less likely that a similar incident will occur in the future.

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

7    Emergency Contacts

7.1  Internal

 First Name and
    Surname                  Address & Contact Details              Contacted
---------------              -------------------------              ---------
Mumbai

Roy Marshall      401 Gyan Ghar, 14th Road
                  Khar, Mumbai - 400 052
                  Tel No. 605 3349 / 605 3338 / 98200 73851

Siraj Irani       D-2/91, Bharucha Colony, S.V.Road,
                  Andheri (W), Mumbai - 400 058
                  Tel No. 6289951 /9820136744

Vibha Padalkar    6A Tarang, 224 Tamil Sangham Marg, Sion East
                  Mumbai 400022
                  Tel No. 409 5083 / 9820215686

Nayan Desai       B/32, Jeevan Sudha, Juhu Lane,
                  Andheri (W), Mumbai - 400 058
                  Tel No. 6243715 /98200 57526

Sean Pimenta      9 Greenfields, St. Anthony's Road,
                  Chembur, Mumbai - 400 071
                  Tel No. 555 6731 / 98202 10525

Regan D'souza     Elysuim, 67 D'montePark Road,
                  Bandra, Mumbai 400050
                  Tel No. 6426930 / 9820128755

Hemal Varma       501 Mala Apartment, Dadabhai Crossroad No.1
                  VileParle West, Mumbai 400056
                  Tel No. 6714419/9820120869

Bernard Dias      Elysium 1st Floor, West Flat, Lady Jamshedji
                  Crossroad 2, Mahim, Mumbai 400016.
                  Tel No. - 446 4923 / 98200 24124

Rajesh            K-1, Mint Colony, Senapati Bapat Marg,
Chinchanikar BA   Mahim ( West), Mumbai - 400 016
PRA-IBM           Tel No. - 444 5 227

Sudhir Shetty     Sunil A-35, Tulsiram Co-operative Housing
                  Society, Near Hotplate Rest. Opp J&J, LBS Marg,
                  Mulund (west) Mumbai
                  Tel. No 9820133168

Clyde Gregory     Vijaynagar, B-7 B wing First floor
                  Taluka Vasai, Naigaon West, Thane - 401207
                  Tel No. 95250-301228 / 9820322211

Rajesh D'mello    Ashirwad Gharodwadi, Opp Mulgaon Church,
                  Tamtalao, Vasai west, Thane 401201
                  Tel. No. 95250-323872

Munaf             204 City Park, Sharifa Road, Amrut Nagar,
Gadgoankar        Kausa, Mumbra, Thane.
                  Tel No. 5355350

Vidhya            15/3 Safina Sadan, 07 Bunglows
Fernandez         Andheri (W) Mumbai
                  Tel No. 6343959/9820050405

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

 First Name and
    Surname                  Address & Contact Details              Contacted
---------------              -------------------------              ---------
Pune

Sulakshana        8/12 Anandnagar, Paud Road
Patankar          Kothrud, Pune 411029
                  Tel No. - 5421841 / 98230 64730

Krishnamurthy     1112, Ravivar Peth,
Seetharamu        Pune 411002
                  Tel No.- 98231 66750

Cyril Joseph      Thrupthi, 62/6A, Near Hadapsar Railway Station
                  Mundhwa, Pune 411036
                  Tel No. - 6811324 / 9624 383823

Dinaz Irani

Abhay

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

8    Contingency Site

8.1  Addresses

8.1.1 The address for WNS Mumbai is:

          Pirojshanagar, Gate 1A,
          Express Highway,
          Vikhroli - East,
          Mumbai - 400079

8.1.2 The address for WNS Pune is

          Sofotel Building, 1st Floor and 3rd Floor
          Deepak Complex
          National Games Road
          Yerawada
          Pune - 411 006

8.2  Telephones and Faxes

8.2.1 The telephone number for receipt of incoming calls is:

          WNS Mumbai:
          Board Numbers: 0091 22 597 6100 or 0091 22 597 6400
          Technical Support : 0091 22 5976 175

          WNS Pune:

          Board Numbers: 0091 02 669 8720-2,
          Technical Support: 0091 22 669 8727

8.2.2 The fax numbers for receipt of incoming faxes is

          WNS Mumbai:
          Fax Numbers 0091 22 518 8306-07

          WNS Pune:
          Fax Numbers 0091 20 6698723

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

8.3  E-mail

     The e-mail addresses of emergency account in the event of the internal Email not functioning are

     Roy Marshall - roy.marshall@wns-group.com

     Siraj Irani - siraj.irani@wns-group.com

     Vibha Padalkar - vibha.padalkar@wns-group.com

     Nayan Desai - nayan.desai@wns-group.com

     Regan D'souza - regan.dsouza@wns-group.com

     Hemal Varma - hemal.verma@wns-group.com

     Sulakshana Patankar - sulakshana.patankar@wns-group.com

     Sean Pimenta - sean.pimenta@wns-group.com

     Sudhir Shetty - sudhir.shetty@wns-group.com

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

9    Team Responsibilities

9.1  Introduction

9.1.1 The aim of this section is to identify those individuals who have specific tasks to perform in the event of disaster.

9.1.2 If the Primary Person is not available, then the Secondary Person must take over the role of the named Primary Person. If the named Primary Person becomes available at a later time, then he may only take over the documented role with the agreement of the Managing Director AND the person already performing the stated role.

9.2  Named Roles

          Role               Primary Person        Secondary Person
          ----               --------------        ----------------

Contingency Planning      Roy Marshall          Nayan Desai
Manager

Core Team members

Location Manager -        TBA                   Regan D'souza
Mumbai                                          Hemal Varma

Location Manager - Pune   Sulakshana Patankar   Nominated Supervisor

Human Resources and       Siraj Irani           Mumbai - Vidhya
Public Relations                                Fernandez
                                                Pune - Dinaz Irani

Facilities                Sean Pimenta          Mumbai - Bernard Dias
                                                Pune - Cyril Joseph

Technical Support         Nayan Desai           Mumbai - Clyde Gregory
                                                Pune - Krishnamurthy S


                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

9.3  Contingency Planning Manager (Managing Director)

          -    He is responsible for the overall management of the disaster.

          -    He should ensure that orders are conveyed to staff.

          - He has overall responsibility for ensuring that the new environment is built quickly, efficiently and correctly.

          - He should co-ordinate the activities of the staff working within the contingency site and should ensure that work progresses in a logical manner.

          - He is also responsible to higher management for progress reports and also to provide input to the press officer that may be promulgated to the media.

          -    He must not speak directly to the media under any circumstances.

          - He has the authority to declare a disaster and to invoke any Disaster Recovery contracts without reference to anyone else.

          - He has responsibility for keeping senior management fully informed of progress.

9.4  Technical Support

          - The technical support staff are responsible for the configuration of PCs.

          - In order to undertake this work, they are responsible for maintaining master copies of any required software, off-site, to enable PCs to be correctly configured. Software includes the DOS operating system, Windows 95, network products, databases and office applications.

          - They must be able to configure hardware, load systems and base applications software, load special to type software and be able to test that PC based equipment performs correctly in all respects, including any necessary network communications.

9.5  Facilities Manager

          - He is responsible for providing a suitable working environment and accommodation for staff who have to be relocated to the other sites.

          - He is also responsible for ensuring that following items are made available (even if this means depriving other staff of the resources)

               Laptop computers,    Desktop computers   Printing facilities
               portable printers,
               cables & ink
               cartridges

               Telephones           Fax                 Photocopying

               Desks & chairs       LCD projector       Stationery

               Pool cars            Cellular phones     Travel Arrangements

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

10   Incident/Action Log

10.1 Format

10.1.1 An Incident/Action Log is used to document the process of recovering the services from the time that the initial incident occurred (or was discovered) through to the eventual return to normal

10.1.2 The log should be used for both real disaster situations and during test of the disaster recovery arrangements.

10.1.3 It should contain:

          a) the sequence of events in chronological order for reference and reporting purposes

          b) information which can assist in any post-disaster/test appraisal of the adequacy of the Plan.

10.1.4 The log will be a useful aid to another member of staff who may have to take over control of a disaster/situation. When in use, the log should be held and maintained by the Managing Director or Location Manager so that a single, definitive record exists of the progress of recovery actions and any problems encountered. Under no circumstances should the MD or Location Manager write in the log himself. Someone specifically appointed, at the time, to fulfil this role should perform the writing. This is so that, if necessary, the log can be used as a legal document in any subsequent investigation of the incident.

10.1.5 Occasions may arise where a second "disaster incident" occurs before the first one has been cleared by a return to normal. In these circumstances it is for the Managing Director to decide whether:

          a) the second incident constitutes a "new" disaster and to create a new Incident/Action log, or

          b) the second incident is an "extension" of the first and any resulting action should be recording in the existing log.

10.1.6 The log should consist of one form per incident/action. It is suggested that the completed forms should be inserted into the master disaster plan folder in chronological order so that they build up to create a complete picture of recovery process and the actions which had to be carried out in order to achieve recovery.

10.1.7 Any incident that may result in the Business Continuity Plan being put into effect should be recorded on the form, as should any incident, which occurs, or action taken during the emergency or recovery process.

10.2 Instructions for Completion

10.2.1 Any incident which occurs and results in a disaster being declared should be recorded on the Incident/Action Form and passed to the Managing Director.

10.2.2 Any action taken, or further incidents occurring during the recovery process, should be recorded on an Incident/Action Form and passed to the Managing Director.

10.2.3 The original of each Incident/Action form should be passed to the Managing Director as soon as possible after the event so that overall control of the recovery process can be maintained. Cross-referencing to previously completed (or partially completed) forms should be made as applicable.

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

10.3 Incident form

Date ____________________                Time ________________

                                         Serial Number _________________________

                                            (to be completed by MD
                                                or Location Manager)

Name of person reporting this incident

______________________________________

Description of Incident                  Action taken

______________________________________   _______________________________________

______________________________________   _______________________________________

______________________________________   _______________________________________


Name of person completing this form      Signature

______________________________________   ______________________________________


                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

11   Handling Public Relations

11.1 Guideline

11.1.1 Following a serious incident at WNS, it would be reasonable to assume that the press would hear of it and would probably report it. If the incident was very serious, such as a fire that was evident to passers-by, then it is likely that television coverage would also occur. All this can be used to advantage if handled correctly, or can become a damning criticism if not handled correctly.

11.1.2 In the event of an incident contact must be made as quickly as possible with the Customers Press Office.

11.1.3 All press statement only to be made through the Head - Resource Management or the MD

11.2 Do's and Don'ts

11.2.1 The following lists give some general advice as to how to handle the press:

11.2.2 DO

          - agree a spokesman and notify all staff to direct media to the information centre

          - have suitable information packs available containing background information about the building, directors and functions of WNS

          - provide photographs suitable for use by the press and other "filler" information

          - stick to the facts when preparing press statements and accentuate the positive aspects - a general purpose statement is given further below in this appendix

          -    stress remedial action

          -    demonstrate concern

          -    monitor press coverage and correct any errors

          - bore the media to death with information - if you lose interest before they do, they will suspect that something is being withheld from them

11.2.3 DON'T

          -    make statements to the press, unless you are authorised to do so

          -    underestimate the media

          - let the story dribble out, take control of the situation and issue precise statements

          - minimise the problem or appear to be complacent about the situation

          -    speculate - stick only to facts

          - attribute blame, that is the job of incident investigators at a later date

          - say "No Comment", as this can be construed to mean that someone is attempting a cover-up.

11.3 Press Statement

     A suitable press statement is given below. It should be adapted to suit the needs of a particular incident. Certain statements can be optionally included, but only include them if you know that they are really true !

                                 Press Statement

     The fire/explosion/incident at the [location], is naturally, very concerning to both our customers, staff and our partners in commerce.

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

---------------

---------------

     [We can assure you that all members of staff are safe and that no-one has been injured]

     [At this time we have no reports of any injuries to staff or visitors]

     The management of the incident is being handled by our own experts who are working to a well developed and practised plan.

     There will be a further statement as soon as more information is available.

11.4 FRIENDS AND RELATIVES STATEMENT

11.4.1 After a major incident, it is possible that friends or relatives of staff will attempt to contact them. In all cases it is important that only accurate information is made available to genuine callers.

11.4.2 Therefore arrangements should be made at the time to allow staff to make a short out-going call after a disaster.

11.4.3 All incoming calls should be given the following message:

                         Friends and Relatives Statement

     At present we have no information regarding [name]. As soon as he/she arrives at the recovery site, I will pass on a message asking them to call you.

     Please can you let me have your name and a telephone number where you can be reached.

11.4.4 The call should then be logged to allow the relevant member of staff to return the telephone call.

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

12   BACKUP STRATEGY

12.1 Personal Computers

12.1.1 All personal computers should be backed up to:

     a) removable media (e.g. ZIP cartridge) which is held off-site (typically at the individual's home) or,

     b)   the Im server.

12.1.2 It is also expected that all 'current' work is held on the hard drive of any laptop based system so that, providing the laptop computer is available, the work can be made easily available in the event of loss of access to the office or loss of logical access to the Im server.

12.2 Servers

12.2.1 The WNS server is located locally in the server room.

12.2.2 This means that the WNS Server can be backed-up in accordance with its operational instructions, and the backup stored off-site or in the office

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 6

                             DISASTER RECOVERY PLAN

The contents of this document are confidential and is meant only for the personnel identified on the distribution list. No part of this document may be copied or distributed without permission from WNS.

13   Emergency Contact List

13.1.1 Fire

     Mumbai - 101 or 022-5170730

     Pune - 101 or 020-6696400

13.1.2 Police

     Mumbai - 100 or 022-5782240/2492/2189

     Pune - 100 or 020-6684456

13.1.3 Godrej

     Board Number - 022-5188030

     For extension, dial 8 from a WNS phone followed by the extension number.

     VP - Mr CK Vaidhya-4123

     Civil - Mr. Burzorgi-4159

     Administration - Mr Pai-4381

     Electrical - Mr. Sule-4167

     Security - 4293/4181

     Water - 4206/4277

     Medical - 4

     Sofotel

     Board Number - 020-6684155

     Property Manager (Mahesh Chitalia) - 020-6683825

     Estate Manager (Col. Mahajan) - 020-6688094

     Group 4 Control room - 020-5443702

13.1.4  Company Medical Advisor

     Mumbai - P.H. Medical Centre

          Dr. Vivek Jain - 022-6053030.

     Pune - Medinova

          Dr. Hedge - 020-5533731, 5534801, 5534814

                          (WORLD NETWORK SERVICES LOGO)

                                   SCHEDULE 7

                             DATA SECURITY MEASURES

1. WNS must ensure that:

(a) only those personnel employed specifically for the performance of the Services are allowed access to the Data and that their access complies with any requirements in this Agreement and any mutually agreed procedures;

(b) all access to WNS' Systems and BA's Systems is controlled by means of secure passwords, individual to each named person allowed access to the systems. Named individuals must be employees or sub-contractors of WNS;

(c) applications from WNS personnel for access to BA's Systems under this Agreement are made in the appropriate BA form and in accordance with BA's applicable procedures;

(d) passwords associated with each individual are not divulged to any other person;

(e) such passwords are changed at a maximum interval of 90 (ninety) days and no password is repeated by the relevant user within a period of six changes;

(f) in the event that any person who has been allowed access to WNS' Systems or BA's Systems is no longer employed by WNS for the performance of the Services such access and relevant passwords shall be removed immediately such person ceases to be employed in the provision of the Services;

(g) in the event that any breach or suspected breach of the Data Security Measures is discovered by either party any passwords currently in use by the relevant persons allowed access to the Data are altered and such breach or suspected breach is reported to BA immediately;

(h) WNS immediately advises BA IM Information Security if WNS becomes aware that any employees or sub-contractors have deliberately or inadvertently gained access to any Data, or any BA application, system or network other than those agreed, stating clearly the system/s to which access has been granted in addition to the system to which unauthorised access has been gained;

(i) all employees are accountable for any transaction performed under their system log-on identity and such log-on identifies are not divulged to any other person;

(j) all network connections with BA comply fully with Chapter 12 of the most recent version of the BA Information Security WNS Manual that has been supplied to WNS;

(k) appropriate controls (e.g. firewalls, security tokens, segregation of networks) are implemented by WNS prior to access being granted to BA Systems;

(l) its procedures comply with either British Standard BS7799 "A Code of Practice for Information Security Management" or International Standard ISO17799;

(m) where reasonably practical, the Database and the Data and any analyses, profiles or documents derived therefrom are kept on a separate drive from all other data and documentation of WNS;

(n) the entire Database is backed up at least every 24 hours (and more regularly where given the nature of the content of the Database it would be reasonably prudent to do so) and that such back-up copies are moved to a secure location away from WNS' facilities in which the operating Database is held but from which they can be retrieved within 24 hours;

(o) its employees or Permitted Contractors only use the Data for the purpose of performing the Services;

(p) its employees and the employees of its Permitted Contractors who are given access to the Data are made fully aware, prior to being given access, of the Data Security Measures and the procedures put in place to comply with Clause 21.3 of the Agreement.

2. In the event that the Database is corrupted or lost as a result of any action or omission by WNS, BA may, in addition to any other remedies that may be available to it either under this Agreement or otherwise, require WNS at its own expense to restore or procure the restoration of the Database using the back-up copy referred to in paragraph 1(m) above.

                                   SCHEDULE 8

                               CHILDWORKING POLICY

Notwithstanding the provisions of this Agreement:

1. WNS Employees must be above the age of 15 or the local legal minimum age, whichever is greater. All applicable laws and regulations governing the nature and amount of work performed by those above the minimum working age and under the age of 18 must be followed.

2. WNS Employees above the minimum working age and below the age of 18 must not be engaged in hazardous work.

3. Locally applicable child labour laws must be observed at all times.

4. WNS must maintain official documentation of all WNS Employees including date of birth.

                                   SCHEDULE 9

                     STANDARD HARDWARE AND STANDARD SOFTWARE

The charge charged by WNS per MPE/UTP, will include one workstation usable on a shift basis, with the following hardware/software (as upgraded from time to time):

A Pentium III based PC with up to 128MB RAM and up to a 10GB hard disk A 17 inch Monitor
Windows 2000
MS Office 2000, with Word, Excel and Powerpoint
Printing facility on a shared Laser Printer.

The charge also includes the use of common board and fax lines. In case BA wishes for a dedicated telephone line or fax line, the charges paid on the dedicated line will be recharged back to BA.

                                   SCHEDULE 10

                                EXISTING SERVICES

                                   SCHEDULE 10

                                  Existing SLAs

REDACTED   CONFIDENTIAL TREATMENT REQUESTED

           The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission.

                                                                                     Rate
                                                                                     per
                                                                     Budget  No of  staff
WNS SLA REF        Customer Dept.   SLA Signatory    Budget Holder   Number  Staff   p/a         UTP/Other form of Charges
-----------        --------------  ---------------  ---------------  ------  -----  -----  -------------------------------------
BOM01/XBA/FIN/001  BA World Cargo  Andrea Webb      Tony Nothman     56501    ****   ****

BOM01/XBA/FIN/002  BA World Cargo  Jane Proctor     Jane Proctor     12565    ****   ****

BOM01/XBA/FIN/003  BA Mail         Doreen Power     Jane Proctor     96045    ****   ****
                   Revenue                                                    ****   ****
                   Accounts

BOM01/XBA/FIN/004  BA A/C Ops -    Leo Morris       Leo Morris       12623                 Tagging ****
                   Data Integrity                                                          Cash Transactions ****
                   Receipt                                                                 Credit Transactions ****
                   Services/                                                               TOD Utilisations ****
                   Refunds

BOM01/XBA/FIN/005  BA A/C Ops -    Leo Morris       Leo Morris       12623                 Superlong Records (ATSR) ****
                   Data Integrity                                                          Superlong Records (BSP) ****
                   Receipt                                                                 Short Records ****
                   Services/Sales                                                          Long Records ****
                                                                                           Man Sales 1st Pass ****
                                                                                           Man Sales 2nd Pass ****
                                                                                           Incidentals ****

BOM01/XBA/FIN/006  BA A/C Ops -    Richard Hoyland  Richard Hoyland  12627                 Prime Unmatched Usage Work ****
                   Data Integrity                                                          CQC/OAT/CB/ACI's per ticket ****
                   Support                                                                 COR's per ticket ****
                                                                                           Tagging ****

BOM01/XBA/FIN/007  BA A/C Ops -    Richard Hoyland  Matthew Bradley  12626                 Samples/SATA/ Oneworld ****
                   Data Integrity                                                          Non-Sample/ Rev Sample ****
                   Travel and                                                              BA Unmatched ****
                   Imaging                                                                 Exchange / Refunds ****
                   Services                                                                NS/OC MCR's / Mismatches ****
                                                                                           Dummy MCR's / Matching ****
                                                                                           OC FIM's ****

BOM01/XBA/FIN/008  BA A/C Ops -    Laura Campbell   Laura Campbell   12625                 Non-Sample IBIS ****
                   Interline and                                                           Oneworld evaluation ****
                   Loss                                                                    Sample Finalization ****
                   Prevention                                                              IBS Rejection Memo's ****
                                                                                           Image retrieval via image viewer ****
                                                                                           Image retrieval via local cache ****
                                                                                           BA FIM's ****
                                                                                           MCO's ****
                                                                                           PTA's ****
                                                                                           LTB's ****
                                                                                           XSB's ****
                                                                                           Miscellaneous ****
                                                                                           Provisional Billing ****
                                                                                           Image retrieval via image viewer ****
                                                                                           UAF Rebills ****
                                                                                           TIF's ****

BOM01/XBA/FIN/010  BA A/C Ops -    Ann McGarry      Ann McGarry      12622    ****   ****  Effective October 2001 remuneration
                   Passenger                                                               will be ****
                   Revenue Audit

BOM01/XBA/FIN/011  BA A/C Ops -    Roy A Rogers     Roy A Rogers     12632                 ****
                   Ticket Records

BOM01/XBA/FIN/012  BA World Sales  Bianca Menezes   Bianca Menezes   36008    ****   ****
                   Support

BOM01/XBA/FIN/013  BA World Cargo                                    USA 80   ****   ****

BOM01/XBA/FIN/014  BA Internline  Laura Campbell   Laura Campbell    12625    ****   ****
                   Capture

                                   SCHEDULE 10

                                  Existing SLAs

             Next Rev/
              SLA End                         WNS Resource       Review
  SLA Dt        Date        WNS Contact          Queries         Start     Status
----------   ---------   ----------------   ----------------   ---------   ------
01-Apr-01    01-Apr-02   Roger D'Mello                         l5-Feb-02   OK
01-Sep-01    01-Sep-02   Hamsaz Vasmnia                        18-Jul-02   OK
01-Aug-01    01-Aug-02   Anita Sani                            17-Jun-02   OK
01-Apr-01    01-Apr-02   Hemal Varma                           15-Feb-02   OK
01-Apr-01    01-Apr-02   Michelle Charles                      15-Feb-02   OK
01-Apr-01    01-Apr-02   Hemal Varma                           15-Feb-02   OK
01-Apr-01    01-Apr-02   Arlene D'SA                           15-Feb-02   OK
01-Apr-01    01-Apr-02   Michelle Charles                      15-Feb-02   OK
01-Apr-01    01-Apr-02   Hemal Varma                           15-Feb-02   OK
13-Oct-00    31-Mar-02   Hemal Varma                           14-Feb-02   OK
01-Sep-01    01-Sep-02   Hemal Varma                           18-Jul-02   OK
01-May-01    01-May-02   Roger D'Mello                                     SLA
                                                                           to be
                                                                           signed
01-Feb-02                Anita Menezes      Michelle Charles               OK



  SLA Dt       Remarks                    TEAM                      Supervisor          P-Form Raised
----------   ----------   ------------------------------------   ----------------   ---------------------
01-Apr-01                 BA CARGO MNDC                          Arlene D'SA
01-Sep-01                 BA CARGO Travel Conformance            Arlene D'SA
01-Aug-01                 BA Mail Revenue Accounting             Arlene D'SA        Yes - query budget no
01-Apr-01                 BA PRA Refunds Cash/Credit             Michelle Charles   Yes
01-Apr-01                 BA PRA Sales Operations/Manual Sales   Michelle Charles   Yes
01-Apr-01                 BA PRA Coupon Matching - Prime/Rep     Geetha Iyer        Yes
01-Apr-01                 BA PRA Travel Ops - Sample/Non Sam     Arlene D'SA        Yes
01-Apr-01                 BA PRA Interline I/H                   Michelle Charles   Yes
01-Apr-01                 BA PRA Fares Audit                     Geetha Iyer        Yes
13-Oct-00                 BA PRA Ticket Records                  Geetha Iyer        Yes
01-Sep-01                 BA PRA                                 Geetha Iyer
01-May-01    New SLA to   BA CARGO MNDC                          Arlene D'SA
             be signed
             off
01-Feb-02                 Sales Operations                       Michelle Charles

                                   SCHEDULE 10

                                  Existing SLAs

REDACTED CONFIDENTIAL TREATMENT REQUESTED

         The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission.

                                                                                                Budget  No. Of   Rate Per
     WNS SLA Ref.               Customer Department           SLA Signatory     Budget Holder   Number   Staff  Staff p/a
     ------------       ----------------------------------  ----------------  ----------------  ------  ------  ---------
PNQ01/XBA/AMS/001       contactBA UK                        Vickie Maconachy  Vickie Maconachy   36854   ****      ****

PNQ01/XBA/AMS/002       Global Service Standards            Ken Farnworth     John Edwards       55601   ****      ****
                                                                              Geoff Want         47081   ****      ****
                                                                              David Hyde         25511   ****      ****
                                                                              Janice Woods       25551   ****      ****
                                                                              Sarah Lintern      50126   ****      ****
                                                                              Sarah Lintern      50126   ****      ****

PNQ01/XBA/AMS/004       BA Operations Control Systems       Colin Gallant     Mark Lennon        47081   ****      ****

PNQ01/XBA/AMS/006       Training Logistics                  Mark Cumming      Mark Cumming       25092   ****      ****

PNQ01/XBA/AMS/007       BA Engg. - Fleet Airworthiness      Dave Holman       Rob Pendle         61012   ****      ****

PNQ01/XBA/AMS/008       BA Information Security             Martin Wragg      Phil Johnson       20311   ****      ****

PNQ01/XBA/AMS/009       BA Aircraft Services Business Unit  Andy Garner       Helen Newman       54707

PNQ01/XBA/AMS/010 New
SLA raised to me
PNQ/XBA/AMS/11/21 &
BOM 22                  BA World Sales Support Team         Bianca Menezes    Bianca Menezes     36008   ****      ****

PNQ01/XBA/AMS/011 New
SLA raised to me
PNQ/XBA/AMS/10/21 &
BOM 22                  BA World Sales Support Team         Bianca Menezes    Bianca Menezes     36008   ****      ****

PNQ01/XBA/AMS/014       Speedwing (Air Mauritius)           Martin E. Smith   Ian Inglis         31031

PNQ01/XBA/AMS/021 New
SLA raised to me
PNQ/XBA/AMS/010/11 &
BOM 22                  BA World Sales Support Team         Bianca Menezes    Bianca Menezes     36008   ****      ****

PNQ01/XBA/AMS/023       BA Marketing Distribution           Noel Gilmartin    Noel Gilmartin     36701

PNQ01/XBA/AMS/024       BA Engg Supply Chain,
                        Material Services                   Stephen Madden    Stephen Madden     64105   ****      ****

PNQ01/XBA/AMS/026       eBA Delivery UK                     Eddie Nelson      Eddie Nelson       20085   ****      ****
                                                                                                         ****      ****

PNQ01/XBA/AMS/027       BA Engineering - EWS                Kevin Middleton   Kevin Middleton    66002   ****      ****

PNQ01/XBA/AMS/027       BA Engineering - EWS                Kevin Middleton   Kevin Middleton    66002   ****      ****

PNQ01/XBA/AMS/028       BA World Cargo                      Kevin Steele      Kevin Steele       55591   ****      ****

PNQ01/XBA/AMS/029       BA World Cargo                      Kevin Steele      Kevin Steele       55591   ****      ****

PNQ01/XBA/AMS/030       BA World Cargo                      Kevin Steele      Kevin Steele       55591   ****      ****

PNQ01/XBA/AMS/031       BA Fuel Planning                    Jim A. Davies     David Rushmer      48151

PNQ01/XBA/AMS/032       BA World Cargo                      Kevin Steele      Kevin Steele       55591   ****      ****

PNQ01/XBA/AMS/033       BA World Cargo                      Kevin Steele      Kevin Steele       55591

                                   SCHEDULE 10

                                  Existing SLAs

REDACTED   CONFIDENTIAL TREATMENT REQUESTED

           The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission.

                                               Next Rev/                                                Review
UTP/Other form of charges            SLA Dt     SLA End        WNS Contact        Resource Queries      Start
-------------------------          ---------   ---------   ------------------   -------------------   ---------
                                   1-Apr-01    l-Apr-02    Vishwas Patwardhan   Manoj Motwani         15-Feb-02
                                   1-Apr-01    l-Apr-02    Shivani Sarpotdar    Sulakshana Patankar   15-Feb-02
                                   1-Apr-01    1-Apr-02    Sebastian Lopez      Sulakshana Patankar   15-Feb-02
                                   1-Apr-01    1-Apr-02    Vishwas Patwardhan   Sulakshana Patankar   15-Feb-02
                                   1-Apr-01    1-Apr-02    Nitin Patwardhan     Sulakshana Patankar   15-Feb-02
                                   8-Aug-0l    8-Aug-02    Arshad Farooqui      Sulakshana Patankar   24-Jun-02

**** flat rate                     1-Aug-00    1-Aug-02    Manoj Motwani        Sulakshana Patankar   17-Jun-02
                                   1-Apr-01    1-Apr-02    Aman Datta           Sulakshana Patankar   15-Feb-02
                                   1-Apr-01    1-Apr-02    Anita F/ Amit K      Sulakshana Patankar   15-Feb-02

****                               1-Oct-00    1-Oct-01    Michelle Almeida     Sulakshana Patankar   17-Aug-01
                                   1-Apr-01    1-Apr-02    Pradeep John         Sulakshana Patankar   15-Feb-02

****                               1-Apr-01    1-Apr-02    Nitin Patwardhan                           15-Feb-02
                                   11-Apr-01   11-Apr-02   Nitin Patwardhan     Sulakshana Patankar   25-Feb-02
                                   1-Jan-02    31-Mar-02   Andre Silveira       Sulakshana Patankar   14-Feb-02
                                   10-Oct-01   31-Dec-01   Nitin Patwardhan     Sulakshana Patankar   16-Nov-01

Additional staff for 4 months      1-Apr-02    3l-Jul-02   Nitin Patwardhan     Sulakshana Patankar
                                   01-Aug-01   01-Aug-02   Anita Fernandes      Ripple Mirchandani    17-Jun-02
                                   01-Oct-01   01-Oct-02   Amit Shah            Ripple Mirchandani    17-Aug-02
                                   01-Aug-0l   0l-Aug-02   Amit Shah            Ripple Mirchandani    l7-Jun-02

Citiflyer transaction ****         20-Sep-01   19-Sep-02   Nitin Patwardhan/    Manoj Motwani         05-Aug-02
British Airways transaction ****                           Michelle Almeida     Sulakshana Patankar
Concorde ****
                                   01-Nov-01   0l-Nov-02   Ripple Mirchandani   Ripple Mirchandani    l7-Sep-02


UTP/Other form of charges              Status          Remarks      Team       Supervisor         P-Forms Raised
-------------------------          -------------   --------------   ----   ------------------   ------------------
                                   New Draft SLA   Not signed off          Manoj Motwani
                                   OK                                      Manoj Motwani
                                   OK                                      Arshad Farooqui      Yes
                                   OK                                      Manoj Motwani        Yes
                                   OK                                      Manoj Motwani        Yes
                                   OK                                      Arshad Farooqui      Yes
                                                                                                Yes

**** flat rate                     OK                                      Manoj Motwani
                                   OK                                      Ripple Mirchandani   Yes - Consolidated
                                   OK                                      Ripple Mirchandani   Yes - Consolidated

****                               For Review      To be reviewed          Manoj Motwani
                                   OK                                      Ripple Mirchandani   Yes - Consolidated

****                               OK                                      Manoj Motwani
                                   OK                                      Manoj Motwani        Yes
                                   OK                                      Andre Silvera
                                   OK                                      Manoj Motwani        Yes

Additional staff for 4 months      OK                                      Manoj Motwani        Yes
                                   OK                               CARE   Ripple Mirchandani   Yes - Consolidated
                                   OK                               CARE   Ripple Mirchandani   Yes - Consolidated
                                   OK                               CARE   Ripple Mirchandani   Yes - Consolidated

Citiflyer transaction ****         OK                                      Manoj Motwani
British Airways transaction ****
Concorde ****
                                   OK                               CARE   Ripple Mirchandani   Yes - Consolidated
                                                                                                Yes - Consolidated

                                   SCHEDULE 10

                                  Existing SLAs

REDACTED CONFIDENTIAL TREATMENT REQUESTED

         The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission.

                                                                                                            Rate    UTP/
                                                                                                     No.    per    Other
                                                                                            Budget    of   staff  form of
   WNS SLA UEF         Customer Department          SLA Signatory         Budget Holder     Number  Staff   p/a   charges   SLA Dt
-----------------      -------------------          -------------         -------------     ------  -----  -----  -------   ------
PNQ01/XBA/FIN/002  BA World Cargo               Anthony A. Bayliss    Mark Evans             55572   ****   ****           1-Aug-01
                                                                      Matt Burton            55681   ****   ****
                                                                      Graham Bunsell         55617   ****   ****
                                                                      Janet Sum              55586   ****   ****
                                                                      Tony Bayliss           55586   ****   ****
                                                                      Tony Bayliss           55586   ****   ****
                                                                      Carina Fleischer       55977   ****   ****
                                                                      Carina Fleischer       55977   ****   ****
                                                                      Simon J. King          55591   ****   ****
                                                                      Simon J. King          55591   ****   ****
                                                                      Cormac Corrigan        55591   ****   ****
                                                                      Simon J. King          55591   ****   ****
                                                                      Simon J. King          55591   ****   ****
                                                                      Simon J. King          55591   ****   ****
                                                                      Simon J. King          55591   ****   ****
                                                                      Simon J. King          55591   ****   ****
                                                                      Simon J. King          55591   ****   ****
                                                                      Simon J. King          55591   ****   ****
                                                                      Simon J. King          55591   ****   ****
                                                                      Simon J. King          55591   ****   ****

PNQ01/XBA/FIN/OO3  BA Accounting Operations UK  Michelle Scarsbrooke  Michelle Scarsbrooke   12605   ****   ****           1-Feb-01

                                   SCHEDULE 10

                                  Existing SLAs

                                                  WNS
                     Next Rev/                 Resource     Review
   WNS SLA REF     SLA End Date  WNS Contact    Queries     Start    Status  Remarks     TEAM      Supervisor   P - Forms Raised
-----------------  ------------  -----------  ---------   ---------  ------  -------  ----------   ----------   ----------------
PNQ01/XBA/FIN/002  0l-Aug-O2     Amit Shah                17-Jun-02  OK               BA Cargo    Ripple       Yes - Consolidated
                                                                                                  Mirchandani  Needs Checking

PNQ01/XBA/FIN/003  O1-Feb-02     Andre        Sulakshana  18-Dec-01  OK               Global      Andre        Yes
                                 Silveria     Patankar                                Accounting  Silveira

                                   SCHEDULE 10

                                  Existing SLAs

REDACTED  CONFIDENTIAL TREATMENT REQUESTED

          The asterisked portions of this document have been omitted and are filed separately with the Securities and Exchange Commission.

                                                                                              Rate
                                                                                       No.    per
                                                          SLA     Budget    Budget      of   staff       UTP/Other
   WNS SLA REF.            Customer Department         Signatory  Holder    Number    Staff   p/a     form of charges     SLA Dt
-----------------          -------------------         ---------  ------    ------    -----  -----    ---------------     ------
BOM02/XBA/GLS/011  BA Middle East/South Asia Business  Stephen    Steve   DXB01 4216                **** (12 mandays @  01-Nov-01
                                                       Allen      Allen                             **** per manday)
                                                                                                    **** per manday
                                                                                                    for any additional
                                                                                                    development

                                   SCHEDULE 10

                                  Existing SLAs

                                 Resource    Review                                                             Remarks from
Next Rev/SLA End  WNS Contact    Queries     Start     Status  Remarks     Team     Supervisor   P-Form Raised  Quality Team
----------------  -----------    --------    -------   ------  -------     ----     ----------   -------------  ------------
31-Mar-02         Kenneth      Atulya Soin  14-Feb-02  OK               eCommerce  Roy Marshall
                  Fernandes

                                   SCHEDULE 11

                 SERVICE CREDITS AND SERVICE BONUSES PRINCIPLES

1. Service Credits and Service Bonuses are intended to provide WNS with an incentive to meet the Service Levels applicable to a Service and, in the case of Service Bonuses, to exceed them.

2. Service Bonuses are not, however, intended to enable WNS to recover a significant or regular premium in addition to the Charges payable for the Service. Similarly, Service Credits are not intended to unduly penalise WNS for a shortfall in the quality of the Services provided by WNS. Both Service Bonuses and Service Credits should therefore be reasonably proportional to the amounts payable by BA for the relevant Services and the extent to which WNS has failed to meet or exceeded the relevant Service Levels.

3. The method for determining when and in what amount Service Credits and Service Bonuses are payable must be clear, measurable and quantifiable. In this regard, the SLA Managers should consider factors such as:

(a) whether WNS' performance against the Service Levels can be assessed in an objective and practical manner;

(b)  whether BA will be able to independently assess or verify WNS' performance;

(c) the degree to which WNS will be allowed to use its own discretion and judgment as to the content of Deliverables; and

(d) the degree to which the Services will otherwise involve subjective elements.

4. The formula for calculating the amount of a Service Credit or Service Bonus should be fair and reasonable in light of the intention of the regime as specified above. The SLA Managers should discuss whether such any proposed formula accounts for, or should be expressed to have regard to, factors such as:

(a) the degree to which WNS' performance relative to the Service Levels will be affected by factors beyond its control, including:

     (i) downtime of relevant IT Systems outside WNS' control and other factors affecting WNS' ability to receive and communicate individual pieces of work; and

     (ii) the volume of work actually provided by BA to WNS during the relevant period for assessing performance, and the times at which that work was made available to WNS;

(b)  the error rate or percentage accuracy allowed for as part of a Service
     Level;

(c) where an SLA is charged on an MPE basis, the fact that some MPEs may perform quality control functions; and

(d) where an SLA is charged on a UTP basis, whether any further incentive other than Charges for the work actually performed by WNS is appropriate.

                                   SCHEDULE 12

                                 PURCHASE ORDER

                                   SCHEDULE 13

                          DISENGAGEMENT PLAN PRINCIPLES

The following principles must be considered and adhered to by the parties when developing a Disengagement Plan, unless the nature of the Service is such that any of the following is not applicable or appropriate:

1.   CONTENT OF DISENGAGEMENT PLAN

The Disengagement Plan will set out:

(a) in detail, a timetable of activities to ensure compliance with the Disengagement Plan should there be termination of the relevant Service;

(b) such measures as are reasonably necessary to ensure that there is no disruption in the supply of any Services (whether Terminated Services or not) to BA occasioned by the termination;

(c)  each of the activities to be undertaken by the parties;

(d) the personnel and other resources each party will commit to provide Disengagement Assistance;

(e) where reasonably practicable, any significant risk factors associated with the disengagement and contingencies to mitigate those risks; and

(f) the costs associated with the Disengagement Assistance (having regard to Clause 14.9 of the Agreement).

2.   DISENGAGEMENT ASSISTANCE

A Disengagement Plan must set out, to the extent reasonably possible, the Disengagement Assistance that WNS will reasonably be required to provide to BA or its Designee. Subject to paragraph D below, Disengagement Assistance may include (without limitation) requirements as to any of the following:

(a) WNS using all reasonable endeavours to assist BA in discussions with potential alternative suppliers and to provide such cooperation to the suppliers as is reasonably requested by BA;

(b) WNS assisting in the migration of the Data and the relevant software to either BA's own premises or the premises of a Designee, and to give BA and/or a Designee such help as may be reasonably necessary to enable such migration to take place;

(c) WNS providing copies of the Data and Database and any related software on suitable magnetic or optical media as agreed in the Disengagement Plan and copies of any Deliverable or any associated documentation;

(d) WNS providing such information on hardware, software, processes and procedures as would reasonably be required by BA to enable discussions with potential alternative suppliers to take place;

(e) WNS providing such cooperation as is reasonably necessary to enable potential alternative suppliers to perform a technical joint verification or due diligence exercise in relation to the Terminated Services;

(f) WNS providing hard and soft copies of all processes and procedure documentation (including without limitation the WNS Manuals) required to provide the Terminated Services;

(g) WNS providing access to technical support personnel as may be reasonably necessary to resolve any technical problems during the transition of the Terminated Services;

(h) WNS ensuring the attendance of relevant personnel at meetings as may reasonably be required;

(i) WNS providing to BA and/or the Designee, any equipment and/or software which relates to the Services, title or the right to possession of which belongs to or is to be licensed to BA;

(j) WNS procuring attendance at meetings of relevant personnel as may reasonably be required;

(k) WNS arranging for the transition of the Terminated Services to another system;

(l) WNS participating in BA's planning activities for the transition of the Terminated Services from WNS to BA or its Designee;

(m) WNS providing training for personnel of BA or its Designee in the performance of the Terminated Services;

(n) WNS making available to BA or its Designee pursuant to mutually acceptable terms and conditions, any equipment, hardware and/or software owned or licensed by WNS that is used for the performance of the Terminated Services; or

(o) WNS providing to BA or its Designee any equipment, hardware, and/or software used to provide the Terminated Services title to or the right to possession of which belongs to or is to be licensed to BA;

(p) where feasible, rehearsal or parallel testing of the Disengagement Assistance to be provided for a Terminated Service.

In all cases, the degree to which WNS is required to provide the Disengagement Assistance may be expressed in the Disengagement Plan to depend on the reason the Terminated Service is to cease.

3.   OTHER RIGHTS AND OBLIGATIONS

Subject to paragraph 4 below, a Disengagement Plan may set out any additional rights and obligations of the parties that are appropriate to the relevant Service.

4.   PROTECTION OF WNS INTELLECTUAL PROPRIETARY ITEMS

Notwithstanding any of the foregoing, a Disengagement Plan shall not require WNS to provide, licence the use of, or otherwise make available any item (including the WNS Manuals) the Intellectual Property Rights in which belong to WNS, other than on the terms set out in Clauses 19.5, 19.6, 19.7 and 19.8 of the Agreement.

SIGNED by                            )
duly authorised signatory for and on )
behalf of                            )
BRITISH AIRWAYS PLC                  )


SIGNED by                            )
duly authorised signatory for and on )
behalf of                            )
WNS (UK) LIMITED                     )


SIGNED by                            )
duly authorised signatory for and on )
behalf of                            )
WNS (HOLDINGS) LIMITED               )

                                   APPENDIX A

                                 DATA PROTECTION

Note: In this policy the term 'employee' refers to employees, contractors and temporary staff of WNS.

1.   POLICY

British Airways is an extensive user of personal data (information relating to living individuals). The Data Protection Act 1998 lays down rules for the handling of this personal data. This Act has replaced the earlier Data Protection Act 1984 and extended its requirements in a number of significant ways.

It is important that all employees are aware of the Act and abide by its rules. Failure to do so could be a criminal offence and could render the employee liable to prosecution, in addition to disciplinary action.

British Airways will make available reference and guidance material on data protection. Line Managers must ensure that each of their employees has access to this material. Each employee who processes personal data shall be given data protection training and refresher training.

2.   PRINCIPLES

3.   SCOPE OF THE DATA PROTECTION ACT

The Act applies to any information about living individuals held or processed on a computer system, personal computer or any other automated equipment. This includes the contents of emails, information held on PCs, memos and letters. The Act also applies to certain manual files that are specifically organised to keep records on individuals.

The Act applies equally to the data processor as a company and to all its employees, whatever their position within the company.

4.   ADDITIONAL RULES TO OBSERVE

The Data Protection Act contains a set of data protection principles, intended to protect the rights of individuals. As a result of these principles, with respect to personal data controlled by British Airways:

The data processor and all its employees must comply with British Airways' specific instructions which are designed to ensure that personal data:

- is only collected and held in a manner which is fair to the person about whom the data is collected and held;

- is only collected and held if it is required for the legitimate business purposes of British Airways;

- is adequate relevant and not excessive for the purpose(s) for which it is required;

-    is not kept for longer than is necessary for such purpose(s); and

-    is kept accurate and up-to-date.

The data processor and all its employees must:

- limit the internal availability of personal data to those with a genuine 'business need to know'; and

- take positive steps to prevent unauthorised access to or alteration, disclosure or destruction of, personal data.

The data processor and all its employees must not:

-    allow third parties access to personal data unless approved by British
     Airways.

All employees of the data processor must, with regard to personal data controlled by British Airways:

- refer all requests by individuals which refer to the Data Protection Act, for personal data that may be held about them, to their local data protection executive;

- comply with any additional instructions that may be issued to enable British Airways to meet its legal obligations; and

- attend any training sessions on data protection that they are required to attend. Line Managers must release their employees to attend such training.

All employees of the data processor must not, with regard to personal data controlled by British Airways:

- attempt to access or use any personal data other than for a purpose directly related to their job.

Line Managers who become aware that any of their employees have access to personal data which they are not authorised to look at, must report this to their local data protection executive who will take any necessary and appropriate action. In the meantime the Line Manager should ensure that the employee stops accessing the data.

5.   LIABILITY OF EMPLOYEES

It may be a criminal offence for any employee, either knowingly or recklessly, to obtain, hold, use, disclose or transfer personal data relating to British Airways' business, in any unauthorised way.

Breach of this policy by any employee will result in disciplinary procedures and, where an employee is guilty of a criminal offence they may be liable to prosecution.

Line Managers may be criminally liable for the acts of their employees if they do not supervise them adequately in relation to their data protection obligations.

6.   THIRD PARTY REQUESTS FOR DATA

British Airways will assist the police, law enforcement agencies and governmental organisations in connection with their enquiries, whilst respecting the confidentiality of personal information held in British Airways' records and ensuring compliance with the requirements of the Data Protection Act.

With regard to personal data controlled by British Airways, if an employee receives a request from any of the above bodies, or any formal legal request to release personal data, it must be reported to their local data protection executive, who shall report such request to British Airways.